                           Semi-Annual
                                     Report
                                        To Shareholders

                                   [GRAPHIC]

                                 March 31, 2001

                              [LOGO OF BB&T FUNDS]

BB&T Funds
Table of Contents

    Management Discussion of Performance
     Message from the Chairman and Investment Adviser......................    1

    Fund Summary
     International Equity Fund.............................................    3
     Small Company Growth Fund.............................................    4
     Large Company Growth Fund.............................................    5
     Large Company Value Fund..............................................    6
     Balanced Fund.........................................................    7
     Capital Manager Funds.................................................    8
     North Carolina Intermediate Tax-Free Fund.............................   10
     South Carolina Intermediate Tax-Free Fund.............................   11
     Virginia Intermediate Tax-Free Fund...................................   12
     Intermediate U.S. Government Bond Fund................................   13
     Short-Intermediate U.S. Government Income Fund........................   14
     Intermediate Corporate Bond Fund......................................   15
     Prime Money Market Fund...............................................   16
     U.S. Treasury Money Market Fund.......................................   17

    Financial Statements
     Prime Money Market Fund...............................................   18
     U.S. Treasury Money Market Fund.......................................   25
     Short Intermediate U.S. Government Income Fund........................   31
     Intermediate U.S. Government Bond Fund................................   36
     Intermediate Corporate Bond Fund......................................   43
     North Carolina Intermediate Tax-Free Fund.............................   51
     South Carolina Intermediate Tax-Free Fund.............................   57
     Virginia Intermediate Tax-Free Fund...................................   62
     Balanced Fund.........................................................   68
     Large Company Value Fund..............................................   77
     Large Company Growth Fund.............................................   85
     Small Company Growth Fund.............................................   93
     International Equity Fund.............................................  102
     Capital Manager Conservative Fund.....................................  110
     Capital Manager Moderate Growth Fund..................................  117
     Capital Manager Growth Fund...........................................  124
     Capital Manager Aggressive Growth Fund................................  131

    Notes to Financial Statements..........................................  138

Message from the Chairman and the Investment Advisor



Dear Shareholders:

We are pleased to send you this semi-annual report for the six months ended March 31, 2001. While this was an admittedly trying time in the stock market, the period presented a clear opportunity for diversified investors to benefit from holding diversified asset classes.

This was also a busy six months for our fund family, which accomplished the following:

 . We created the Capital Manager Aggressive Growth Fund. Complementing three other Capital Manager portfolios, this fund is designed for shareholders seeking an aggressive, equity-oriented investment that is periodically rebalanced to target allocations.

 . The consolidation of the One Valley Funds into BB&T Funds continued to proceed smoothly. The transition to accommodate West Virginia customers is going well, with plans to add three of the former One Valley funds to our lineup, as the BB&T Capital Appreciation Fund, the BB&T Mid Cap Value Fund and the BB&T West Virginia Intermediate Tax-Free Fund.

 .  We added Class C Shares to the following funds:

 --Large Company Value Fund
 --Balanced Fund
 --Large Company Growth Fund
 --Small Company Growth Fund
 --International Equity Fund
 --Capital Manager Conservative Growth Fund
 --Capital Manager Moderate Growth Fund
 --Capital Manager Growth Fund
 --Intermediate U.S. Government Bond Fund
 --Intermediate Corporate Bond Fund

 C Shares are sold at their net asset value, without an up-front sales charge. Therefore, all the money a shareholder invests is used to purchase fund shares. A 1.00% contingent deferred sales charge is due if the shares are redeemed before their first anniversary of purchase, but no fee is charged if shares are held for at least one year.

 .  We changed the name of the BB&T Growth and Income Stock Fund to the BB&T
   Large Company Value Fund. The new name best reflects the management style and discipline used to manage the portfolio, and better positions the Fund's style within the mutual fund marketplace.

Together, these developments served our primary objective: providing you, our shareholders, with increasingly superior service and investment opportunities.

Stocks and bonds took radically divergent paths

As long-term investors, we generally advise our shareholders not to put too much emphasis on short-term results. Nevertheless, many investors undoubtedly realize that the most recent six-month period ended March 31, 2001, represented a dreary time for the stock market. During the period, the S&P 500 Index/1/ dropped 18.74%, while the Nasdaq Composite Index/2/ plunged 49.90%. There was little refuge to be found anywhere, as major market sectors, both in the United States and abroad, fell.

Fortunately, for investors who diversified their portfolios among diversified asset classes, bonds offered shelter from the tempest that pounded stocks. The Federal Reserve Board's (the "Fed") decision to lower interest rates three times during the period (and a fourth time just after the period ended) did not give stocks quite the boost many observers expected. However, lower interest rates are a powerful stimulus to bond prices, and fixed-income securities of nearly every stripe rose in value.

The benefits of diversification can be seen in the performance of our bond funds, and of the Balanced Fund and Capital Manager Funds--which invest varying amounts of their portfolios in fixed-income assets.

We see intriguing opportunities in the markets, especially in stocks

In recent months, the economic news has been decidedly sour. While the economy has not yet slipped into an official recession, or negative growth, it certainly came close during the first calendar quarter of 2001. For example, as we write this letter in early May, we have learned that the unemployment rate in the United States climbed to 4.5% in April, a 30-month high. The cause of this bad news was a loss of 223,000 jobs, the largest such decline since the recession of 1991.

In addition, chief among our concerns has been the deleterious impact the economic slowdown has had on corporate earnings. Certainly, the idea of a "soft landing" in earnings has long been discarded. A principal cause of this earnings recession has been significant inventory corrections, especially in the technology and telecommunications sectors--which has been dragging down the entire economy.

Nonetheless, we are moderately optimistic about the economy's prospects for recovery, and the

 /1/The S&P 500 Stock Index is an unmanaged index generally considered to be representative of the performance of the stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stock and American Depositary Receipts (ADRs).

potential for realizing at least modest gains in the stock market, over the next six to 12 months, and beyond. We believe that the outlook for interest rates, earnings and inflation over the next few years is quite promising. We anticipate that we are well through the inventory correction that has handcuffed the economy, and we should soon see a positive impact from the Fed's interest-rate cuts, which we hope provide an economic tailwind.

These positive factors might not trickle down into the economy until late this year, or early 2002. However, we note that, historically, the stock market has anticipated economic recovery by four to six months. With stock prices dramatically depressed, the opportunity has been created for an entry point in the market at the lowest levels we have seen in years. Therefore, we do feel confident that the market will find a bottom and begin to anticipate the economy's eventual recovery.

We suggest that our shareholders take the time to reassess their investment strategy, and make certain that their portfolios match their individual goals, time horizon and risk tolerance. As we have witnessed in recent months, diversification can go a long way toward preserving capital in uncertain markets.

As always, we thank you for your continued support and look forward to serving your investment needs.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
President
BB&T Funds

/s/ David C. McMahon

David C. McMahon
President and Chief Investment Officer
BB&T Asset Management, LLC

 This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP. The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, BB&T Asset Management, LLC or its affiliates. Investment products involve investment risk, including the possible loss of principal.

 BB&T International Equity Fund+



Portfolio Manager

Peter J. Tait
Blackrock International, Ltd.

Mr. Tait is managing director and
global strategist for BlackRock
International, subadvisor to the
BB&T International Equity Fund. He
has been involved with the Fund
since inception, and has managed it
since January 2000. Mr. Tait has 18
years of investment management
experience and holds an M.A.
(Honours) Economics and Economic
History from the University of
Edinburgh.

Portfolio Managers' Perspective

"Opportunities are plentiful overseas, solid economic growth fueled by low inflation, is starting to take hold in Europe, Asia, and Latin America. Therefore, a disciplined, well-defined investment process is required to capture companies with strong growth potential, while mitigating risk at the same time. By investing in an international fund such as ours, investors can seek to share in the financial success of many companies outside the U.S."

As the U.S economy went, so went the rest of the world

In simplistic terms, there was a very high correlation between the decline in U.S stock prices and the negative returns of the international markets. Historically, there has been a tendency for most global markets to lose ground simultaneously, when there has been such a profound retreat in U.S. equities. The falloff in Nasdaq, and especially in U.S. technology stocks, rubbed off on technology stocks around the world and sent most international securities into a tailspin.

One of the factors that drove equity prices down was that global growth expectations were pulled back rather sharply. This was triggered by a slowdown in capital spending, particularly in the technology areas where there had been substantial over-investment during the earlier, "speculative bubble" period. We suspect that this excess capacity may take some time to work off.

In recent years, the U.S. economy has been accounting for a disproportionate degree of global growth. With the U.S. economy beginning to stall, it has become obvious that there is little in the way of an economic driving force in Japan, and only a bit more in Europe. Given the perilous state of the U.S. personal sector balance sheet, an essential question remains as to what will replace strong U.S. consumer spending as the engine of global growth.

While this economic lethargy was taking hold, global central banks--with the notable exception of the European Central Bank--began to aggressively cut interest rates. One of the effects of this monetary stimulation has been to change the slope of the global yield curve. Since a positively sloping yield curve is normally a precursor to better economic growth, we have taken the precaution of increasing the exposure of the Fund to economically sensitive issues such as industrials and materials. We also gradually increased the Fund's weighting in Japan, where we anticipated some positive changes in economic policy; we also believed that the Japanese market was generally undervalued.

In terms of worldwide sectors, we remained heavily underweighted in the information technology sector; specifically, we have no exposure at all to software or telecommunication equipment companies. Our minor technology weighting is invested in the semiconductor sector, which is one of the few tech areas that has held up well in recent months. We also remain underweighted in European financial companies, where we believe there will be more trouble in the near term.

As of March 31, 2001, approximately 58.5% of the Fund's holdings was invested in Continental Europe, 14.0% in the United Kingdom, 19.9% in Japan, 3.4% in other Pacific Basin countries, 2.3% in the world's emerging markets, 0.9% in Canada, and 3.9% in cash and cash equivalents./1/

The Fund's top five equity holdings were Vodafone Group PLC (3.89% of the Fund's net assets), Novartis (3.82%), Repsol SA (3.21%), Elsevier NV (3.16%) and Telefonica SA (3.02%)./1/

Global investing will require diligence and nimbleness

As we see evidence that economic activity around the world is stabilizing and picking up again, we suspect we'll be increasing our exposure in Japan and probably increasing our weighting in emerging markets--which tend to be a way to leverage improving economic conditions. Such purchases will likely be funded from those "defensive" holdings in Europe, which have served us very well in the past year or so, namely oil, utilities and pharmaceuticals.

We remain alert to what has become a profound debate throughout international markets: whether the current global slowdown is merely a cyclical phenomenon, or whether it signals major structural shifts.

  Average Annual Total Returns                                              As of 3/31/01
  ----------------------------                                    -----------------------------------
                      Inception                  6                   1                  Since
  Class                 Date                  Month++              Year               Inception
  ------------------------------------------------------------------------------------------
  A Shares*            1/2/97                 -20.37%             -31.27%               2.09%
  B Shares**           1/2/97                 -19.29%             -30.02%               2.45%
  C Shares***          2/1/01/2/              -16.49%             -27.62%               2.84%
  Trust Shares         1/2/97                 -15.38%             -26.93%               3.84%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) of
   5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
+  International investing involves increased risk and volatility.
/1/The composition of the Fund's holdings is subject to change.
/2/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Small Company Growth Fund+



Portfolio Manager

William J. Wykle
Blackrock Financial Management,
Inc.

Mr. Wykle is Senior Portfolio
Manager and head of the Small Cap
Equity Team for Blackrock Financial
Management, Inc., subadvisor to the
BB&T Small Company Growth Fund. He
has managed the Fund for individual
investors since its inception in
1994. Mr. Wykle graduated magna cum
laude from West Virginia State
College with a B.A. in both History
and Political Science. He has more
than 30 years of investment
experience.

Portfolio Managers' Perspective

"To find small companies with good return potential, we use a disciplined, three-step process that combines quantitative screening, fundamental analysis and diligent diversification. Given our bias toward dynamic growth companies and industries, the sectors that we choose to invest are naturally skewed toward those that we believe possess above-average, long-term growth. Over the years, we believe our stock-selection process has served long-term shareholders well."

We did not escape the sharp market downturn

The last six months were very difficult for most funds, including those that invest in smaller growth companies.

For much of the period, we did reasonably well, relative to our peers, but lost ground in the month of January. We were underweighted in technology at the end of December, just as the tech sector began to stage a strong rally; many of the beaten-down tech stocks we did not own had a good month.

This was a time when we had moved to financial and energy stocks. Our rotation away from technology goes back to impressions we were forming more than a year ago. Back at the beginning of 2000, we were very concerned with the fundamentals of the market. We strongly felt that there was a real possibility of a meaningful correction, or even a bear market--which, we have seen, happened. The speculative excesses that were going on at the time were not, in our view, sustainable. We also were not encouraged by the Federal Reserve's continued tightening bias, which indicated, on a historical basis, that the market could be susceptible to a severe decline.

Nonetheless, we are not market timers, even when the investment climate is troubling; we do not sell all our holdings and go to cash. Consequently, we unwound many of our technology positions and invested the proceeds elsewhere.

During the first three months of 2001, we gradually added back to our technology weighting. We also maintained our energy positions and beefed up our commitment to the retail sector, along with some consumer service names.

As of March 31, 2001, the top five equity holdings in the Fund were Shaw Group, Inc. (2.85% of the Fund's net assets), International Game Technology (2.69%), THQ, Inc. (2.01%), Activision, Inc. (1.98%) and L-3 Communications Holdings, Inc. (1.93%)./1/

Having survived bearish times, we are positioned for a recovery

Our strategy over the last six months was to get through what we expected to be a tough time in the market. We are not certain the major indices have hit bottom. We do not expect the market to start its recovery until late in the year. With the Fed cutting interest rates four times this year, we believe the seeds are being sown for positive returns in the future.

  Average Annual Total Returns                                     As of 3/31/01
  ----------------------------                     --------------------------------------
                   Inception            6             1            5           Since
  Class              Date            Month++        Year         Year        Inception
  ----------------------------------------------------------------------------------
  A Shares*         12/7/94          -42.85%       -49.63%       5.14%        13.58%
  B Shares**         1/1/96/2/       -41.88%       -48.55%       5.45%        13.94%
  C Shares***        2/1/01/3/       -43.36%        -1.36%       4.72%        13.22%
  Trust Shares      12/7/94          -39.29%       -46.41%       6.68%        14.96%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC)
   maximum of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).

+ Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.

/1/The composition of the Fund's holdings is subject to change.

/2/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares Contingent Deferred Sales Charge (CDSC), but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Large Company Growth Fund



Portfolio Managers

The Growth Equity Portfolio
Management Team
James L. Luke, CFA
(Director of Growth Equity),
Forrest Long and Charles Ryan.

The BB&T Large Company Growth Fund
is managed by a team of equity
investment managers that brings
more than 40 years of investment
management experience to the Fund
and a broad range of skills in
growth stock investing.

Portfolio Managers' Perspective

"We pursue stocks of large established growth companies in the major, fast-growing sectors of the market. We particularly emphasize strong return on equity, earnings momentum and positive earnings surprises, which we believe are the measures of a company's attractiveness, and which ultimately help drive its stock price. We also employ certain valuation measures to ensure we do not overpay for growth."

Technology dragged the market lower

The big story during the six months was the continued decline of technology stocks, a sector that had driven the broad market higher in past periods. We hit the peak in technology in March 2000. Since then, the sector fell into a downtrend, failed at an attempted rally, and received the final beating in December. As 2001 began, we saw something of a rally; but since then, prices have slid further.

In keeping with the Fund's name and objective, we mostly target the stocks of large companies with favorable growth characteristics. As such, we generally hold an above-average weighting in large-capitalization technology names, and the wholesale decline in technology was an impediment to our performance.

Our mandate is to remain as fully invested as possible, with a minimum of cash. Therefore, we did not abandon the stock market. However, we did reduce our allocation to technology stocks and built an above-average commitment to financial companies--including American International Group (0.50% of the Fund's net assets), Citigroup, Inc. (0.97%) and Fannie Mae Corp. (2.13%). We liked the financial sector because it offered good earnings momentum, and we were looking for a place to put our assets as we backed away from technology./1/

In the last two months of the period, we began to reduce our overweighting in the financial sector and increase our technology weightings. Some of the tech names we favor are Cisco Systems, Inc. (2.08%)--which is much cheaper than it was a year ago--Microsoft Corp. (2.95%) and some of the semi conductor equipment makers, such as Applied Materials, Inc. (1.29%) and semi conductor manufacturers such as Texas Instruments, Inc. (1.06%)./1/

As of March 31, 2001, the top five equity holdings in the Fund were Wal-Mart Stores, Inc. (3.40%), Microsoft Corp. (2.95%), Amgen, Inc. (2.89%), Pfizer, Inc. (2.60%) and EMC Corp. (2.45%)./1/

We have established a clear strategy for the coming months

Going forward, we have a very definite strategy for dealing with a market that has retreated sharply but could recover in the next six to 12 months. We have been moving the portfolio much closer to the weightings of the Russell 1000 Growth Index./2/ We believe the market is in the process of finding a bottom. We want to be neutral to the index, until we are reasonably certain the market has turned and we can identify the companies that will lead a recovery.

We believe the economy should start to improve by the last quarter of 2001 or the first quarter of 2002. Looking back at the nine previous recessions the United States has experienced since World War II, the market has turned up, on average, five months before the end of a recession. Consequently, we believe this is an excellent time to take a somewhat more aggressive posture, to take advantage of the next market resurgence.

  Average Annual Total Returns                                              As of 3/31/01
  ----------------------------                                    -----------------------------------
                      Inception                  6                   1                  Since
  Class                 Date                  Month++              Year               Inception
  --------------------------------------------------------------------------------------------
  A Shares*            10/3/97                -36.21%             -40.54%                1.65%
  B Shares**           10/3/97                -35.73%             -39.69%                1.94%
  C Shares***           2/1/01/3/             -33.23%              -37.95              -22.47%
  Trust Shares         10/3/97                -32.32%             -36.79%                3.61%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC)
   maximum of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).

/1/The composition of the Fund's holdings is subject to change.
/2/The Russell 1000 Growth Index is an unmanaged index that is comprised of 1,000 of the largest capitalized U.S. domiciled companies. The companies generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. Investors cannot invest directly in an index, although they can invest in its underlying securities.
/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Large Company Value Fund (formerly the BB&T Growth & Income Stock Fund)



Portfolio Managers

The Value Equity Portfolio
Management Team
Rick B. Jones, CFA (director),
David Ellis, Buel S. Sears, CFA and
Eric Farls, CFA.

The BB&T Large Company Value Fund
is managed by a team of equity
investment managers that together
bring 58 years of investment
management experience to the Fund,
and a broad range of equity
management skills.

Portfolio Managers' Perspective

"Our diversified value approach to investing emphasizes the stocks of financially strong, large- to mid-sized companies that are trading at reasonable valuations. We use specific momentum factors to aid in the timing of investment decisions. We use both quantitative and fundamental tools in our equity selection process. Finally, we diversify the portfolio by economic sectors, industry sectors and by individual holdings in order to manage risk."

We outperformed the major market indices

Despite the very tough market environment, during which the S&P 500 Stock Index/4/ fell 18.74%, the Fund was successful in preserving shareholder value. With our value orientation, we expect the Fund to be less volatile than the market in general, and that characteristic was of great help in the last six months.

This relative outperformance from the Fund is a product of the market's rotation away from highly charged growth stocks, mostly technology names, and into the value arena that makes up our investment universe. For most of the last year, investors have shifted their interest away from stocks that have no earnings and are unreasonably priced, and toward stocks that can boast solid earnings growth at a reasonable price.

We are not markets timers, nor do we attempt to make bets on individual sectors. Where our stock-picking discipline has taken us, in recent months, is to such sectors as raw materials and consumer staples; these areas were beaten up during the tech boom in recent years, but they both turned in positive returns during our most recent reporting period. We also did well with some of our utility holdings, though the sector experienced some volatility during the period.

As of March 31, 2001, the top five equity holdings in the Fund were Johnson & Johnson (2.83% of the Fund's net assets), Abbott Laboratories (2.71%), Kimberly-Clark Corp. (2.69%), BellSouth Corp. (2.59%) and J.P. Morgan Chase & Co. (2.49%)./1/

Bull or bear market, we will remain true to our investment discipline

Going forward, we believe that slowing earnings could continue to weigh on the market; we anticipate that earnings will be disappointing at least through the second and third calendar quarters of 2001.

However, on a positive note, the Fed has taken steps to ease the monetary policy, which should begin to help the economy and the stock market down the road. The economy could show marked improvement in the fourth quarter of 2001 or the first quarter of 2002. With the market's tendency to discount such improvement four to six months in advance, we could see stocks stage a summer rally.

  Average Annual Total Returns                                     As of 3/31/01
  ----------------------------                     --------------------------------------
                   Inception            6            1                         Since
  Class              Date            Month++        Year        5 Year       Inception
  ----------------------------------------------------------------------------------
  A Shares*         10/9/92          -8.07%        -4.08%       10.13%        11.99%
  B Shares**         1/1/96/2/       -7.43%        -2.71%       10.46%        12.24%
  C Shares***        2/1/01/3/       -4.17%         0.98%        8.92%        10.72%
  Trust Shares      10/9/92          -2.35%         2.03%       11.69%        13.05%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge, (maximum
   5.00%).
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).

/1/The composition of the Fund's holdings is subject to change.
/2/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.
/4/The S&P 500 Stock Index is an unmanaged index generally considered to be representative of the performance of the stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Balanced Fund



Portfolio Managers

The Balanced Portfolio Management
Team
David Ellis (director),
Keith F. Karlawish, CFA,
Richard B. Jones, CFA and James L.
Luke, CFA.

The BB&T Balanced Fund is managed
by a team of equity investment
managers that together brings 72
years of investment management
experience to the Fund and a broad
range of specialized skills
encompassing value stocks, growth
stocks and fixed-income securities.

Portfolio Managers' Perspective

"This Fund is positioned to pursue opportunities in well established companies that pay high dividends, but also have low prices relative to the earnings they are expected to generate. In terms of bonds, we look for the best risk/reward tradeoff. We also pay special attention to risk. While we do not avoid risk, we manage it through extensive research and diversification across many economic sectors."

Broad diversification worked to our shareholders' best interests

One of things that helped us preserve capital, on a relative basis, was the fact that the Fund was broadly diversified among many different sectors in both the equity and fixed-income arenas. Taking a big "hit" on one or two large holdings, which can happen with less-diversified portfolios, did not drag down the Fund's performance. Spreading our assets among stocks and bonds mitigated the sharp volatility that rattled the stock market.

Actually, as long-term investors, we do not believe volatility is always a bad thing; volatile markets often can offer attractive opportunities. During the last six months, we attempted to use volatility to our advantage, by rebalancing back to our target allocations for both growth- and value-oriented securities, and for bonds. Late in the period, we began increasing our equity exposure, in the face of what was a wicked decline.

We are comfortable with that position; we anticipate moving a little more toward stocks, and away from bonds. We have seen the Fed cut interest rates aggressively this year--in effect, lowering the price of money--while increasing the supply of money. Together, these are positive moves for stocks.

On the negative side, we are still concerned with corporate earnings, which we feel are quite unattractive. Nonetheless, we do not want to have the Fund positioned too defensively. When the market turns back upward, it could shoot up very quickly, and we would not want to miss out on what has been, historically, a rapid surge in stock prices.

As of March 31, 2001, approximately 62% of the portfolio's holdings was invested in stocks, 34% in fixed-income holdings and 4% in cash and cash equivalents. The Fund's top five equity holdings were Abbott Laboratories, Inc. (1.51% of the Fund's net assets), Fannie Mae Corp. (1.47%), Johnson & Johnson (1.43%), Citigroup, Inc. (1.35%) and SBC Communications, Inc. (1.26%). The Fund's fixed-income holdings were invested in U.S. Treasury, government agency securities, and mortgage-backed and corporate securities. The effective duration of the fixed-income portfolio was approximately 4.6 and the average credit quality was AAA./1/

We are positioned for an earnings recovery

Historically, poor-performing periods in the stock market often are followed by very strong periods, and cyclical technology stocks tend to lead the market when it emerges from earnings problems. If we want to participate in a market recovery, we must invest in the stocks considered the frontrunners. We need to be sure that the Fund is positioned to take advantage of a market recovery, when it arrives.

Nevertheless, we do not intend to try to "time" the market. The steps we have taken in recent months are consistent with our long-term investment strategy.

  Average Annual Total Returns                                     As of 3/31/01
  ----------------------------                     --------------------------------------
                   Inception            6             1            5           Since
  Class              Date            Month++        Year         Year        Inception
  ---------------------------------------------------------------------------------
  A Shares*         7/1/93           -12.10%       -11.43%       5.65%         7.09%
  B Shares**        1/1/96/2/        -11.40%       -10.10%       5.98%         7.34%
  C Shares***       2/1/01/3/         -7.51%        -6.76%       5.44%         6.95%
  Trust Shares      7/1/93            -6.58%        -5.70%       7.20%         8.15%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC)
   maximum of 5.00%.
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).

/1/The composition of the Fund's holdings is subject to change.

/2/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Capital Manager Funds



Portfolio Managers

The Balanced Portfolio Management
Team
David Ellis (director),
Richard B. Jones, CFA,
Keith F. Karlawish, CFA and James
L. Luke, CFA.

The Capital Manager Funds are
managed by an investment management
team that together bring 72 years
of investment management experience
to the Fund and a broad range of
specialized skills encompassing
value stocks, growth stocks and
fixed-income securities.

Portfolio Managers' Perspective

"By investing in the Capital Manager Funds, shareholders can take advantage of the dedication of portfolio managers who continually evaluate a wide range of investment opportunities. We try to be proactive, so as not to have to react to changing market conditions around the world. Our goal is to use the entire mix of diverse asset classes at our disposal to help investors achieve their goals."

Conservative Growth Fund
Moderate Growth Fund
Growth Fund
Aggressive Growth Fund

The Funds' returns were neatly correlated to levels of risk

The overriding strategy of the BB&T Capital Manager Funds is to buy shares of specific sectors when they are relatively cheap, and sell shares we deem to be relatively expensive. We do this by using underlying portfolios from the family of BB&T Funds.

This enables our shareholders to leave important portfolio decisions to our fund managers. When investing in the Capital Manager Funds, a shareholder can choose the portfolio that best suits his or her goals and risk tolerance. If our strategy works as expected, the more aggressive Capital Manager Funds should accentuate stock market performance (with higher volatility), while the more conservative funds should produce performance that is more moderate (with lower volatility).

During the most recent six-month period, the Funds' returns were closely correlated to the levels of risk and volatility we expected from their respective portfolio compositions. With the stock market losing ground, and bonds producing positive returns, funds owning more bonds than stocks did better than funds holding a higher concentration of equities.

A look at the four Fund's portfolio allocations among stocks, bonds, and cash (as of March 31, 2001) illustrates our approach, with greater allocations to stocks in more aggressive portfolios and greater allocations to bonds in more conservative portfolios./1/

                          Common        Cash/Cash
                          Stocks Bonds Equivalents
                          ------ ----- -----------
Conservative Growth Fund  45.2%  50.4%    4.4%
Moderate Growth Fund      65.1%  30.3%    4.6%
Growth Fund               85.0%  10.2%    4.8%
Aggressive Growth Fund    95.9%   0.0%    4.1%

We have boosted our allocation to stocks

An essential element in our approach is to periodically rebalance each Fund back to its stock, bond, and cash targets. We did that throughout the period, in our Growth Fund and Aggressive Growth Fund, by extending our stock holdings a bit beyond our normal targets for equity exposure--focusing on shares of the BB&T Small Company Growth Fund and International Equity Fund.

This activity reflects our belief that many good stocks, and stock sectors, have been beaten down to the point where we feel they offer attractive opportunities. We also know from experience that when the stock market recovers from a difficult period, the rebound often is marked by very quick bursts to the upside. Therefore, we have positioned our growth-oriented portfolios to help take advantage of any future market gains.

The BB&T Capital Manager Aggressive Growth Fund was opened to investors in March 2001, and thus has very little performance history.

/1/The composition of the Fund's holdings is subject to change.

/2/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower. Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Capital Manager Funds


 Conservative Growth Fund

  Average Annual Total Returns                                             As of 3/31/01
  ----------------------------                                    ----------------------------------
                      Inception                  6                  1                  Since
  Class                 Date                  Month++              Year              Inception
  -----------------------------------------------------------------------------------------
  A Shares*            1/29/98                -10.56%             -9.09%               2.58%
  B Shares**           1/29/99/2/              -9.80%             -7.79%               3.26%
  C Shares***           2/1/01/3/              -6.23%             -3.79%               4.24%
  Trust Shares         10/2/97                 -4.91%             -3.32%               4.65%

 Moderate Growth Fund

  Average Annual Total Returns                                              As of 3/31/01
  ----------------------------                                    -----------------------------------
                      Inception                  6                   1                  Since
  Class                 Date                  Month++              Year               Inception
  ------------------------------------------------------------------------------------------
  A Shares*            1/29/98                -15.22%             -15.49%               2.07%
  B Shares**           1/29/99/2/             -14.52%             -14.27%               2.67%
  C Shares***           2/1/01/3/             -11.50%             -10.97%               3.55%
  Trust Shares         10/2/97                 -9.93%             -10.11%               4.01%

 Growth Fund

  Average Annual Total Returns                                              As of 3/31/01
  ----------------------------                                    -----------------------------------
                      Inception                  6                   1                  Since
  Class                 Date                  Month++              Year               Inception
  ------------------------------------------------------------------------------------------
  A Shares*            1/29/98                -19.51%             -20.39%               1.45%
  B Shares**           1/29/99/2/             -18.82%             -19.19%               2.16%
  C Shares***           2/1/01/3/             -15.77%             -15.88%               2.97%
  Trust Shares         10/2/97                -14.52%             -15.32%               3.38%

 Aggressive Growth Fund

  Average Annual Total Returns                                                     As of 3/31/01
  ----------------------------                                                     -------------
                                   Inception                                           Since
  Class                              Date                                            Inception
  ----------------------------------------------------------------------------------------
  A Shares*                         3/17/01                                           -7.03%
  B Shares**                        3/17/01                                           -6.32%
  C Shares***                       3/17/01                                           -2.37%
  Trust Shares                      3/17/01                                           -1.35%

++  Aggregate total return.
*   Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC) maximum of 5.00%.
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).


The BB&T Capital Manager Aggressive Growth Fund was opened to investors in March 2001, and thus has very little performance history.

/1/The composition of the Fund's holdings is subject to change.

/2/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.

/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.

A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower.

Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T North Carolina Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA and
Robert F. Millikan, CFA.

The BB&T North Carolina
Intermediate Tax-Free Fund is
managed by Together, the team
brings 34 years of investment
management experience to the Fund,
along with a broad range of
specialized skills encompassing a
cross-section of fixed-income
sectors.

Portfolio Managers' Perspective

"We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate-term bonds (3.5-8.0 years), which historically have offered investors the highest-possible yield for the given level of risk."

The Fund's returns illustrated the wisdom of diversification

In the face of withering losses in the stock market, the Fund's steady performance clearly demonstrated the benefits of diversifying across different asset classes. During the days of euphoria among tech-stock investors, when the Nasdaq seemed to set a new record each trading session, municipal bonds seemed like a stodgy and unattractive option. However, with the prices of many stocks crashing back to earth over the last 12 months, the Fund's tax-free income and modest capital gains have served our shareholders well.

Much of those capital gains were fueled by the Fed's decision to cut interest rates three times during our reporting period, which ended on March 31. (The Fed lowered rates a fourth time in April.) The U.S. economy has cooled dramatically in recent months, and the Fed is determinedly taking steps to keep the economy from falling into recession. With consumer confidence plunging, corporate earnings "growth" turning negative, and layoffs accelerating, we feel the Fed's stance is commendable and appropriate.

While not completely correlated to the taxable bond market (government and corporate securities), the municipal bond sector has shared in the price appreciation that has resulted from lower interest rates, and lower rates translate to higher bond prices. Perhaps more significantly, demand for muni debt has outstripped supply during the last six months. The supply/demand equation drives the municipal bond market, and inadequate supply has led to higher prices and lower yields. We feel investors have also found municipal bonds attractive in that munis carry no corporate event risk or the prospect of disappointing earnings, along with no exposure to currency problems or international political turmoil. While by no means risk free, investors enter into a lower risk environment when they enter the municipal debt market.

As of March 31, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of North Carolina. Approximately 73% were invested in general obligation bonds, 16% in revenue bonds and 11% in certificates of participation. The effective duration of the portfolio was 5.72 and the average credit quality was Aa1./1/

We are reducing the Fund's duration

For much of the period, we concentrated on holding non-callable, high-quality bonds with longer-than-average duration--a strategy that was productive in the falling interest-rate environment. Since February, anticipating a more difficult fixed-income environment, we have been reducing the Fund's duration to a position that is more neutral to our benchmark. We also continue to believe that a high-quality portfolio is appropriate, in light of the economy's continuing weakness.

  Average Annual Total Returns                                        As of 3/31/01
  ----------------------------                        -----------------------------------------
                    Inception            6              1             5             Since
  Class               Date            Month++         Year          Year          Inception
  --------------------------------------------------------------------------------------
  A Shares*         10/16/92           3.13%          6.48%         4.11%           4.10%
  Trust Shares      10/16/92           6.31%          9.89%         4.90%           4.61%

++ Aggregate total return.
* Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T South Carolina Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA and
Robert F. Millikan, CFA.

The BB&T South Carolina
Intermediate Tax-Free Fund is
managed by an investment management
team that together bring 34 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate-term bonds (3.5-8.0 years), which historically have offered investors the highest-possible yield for the given level of risk."
The Fund's returns illustrated the wisdom of diversification

In the face of withering losses in the stock market, the Fund's steady performance clearly demonstrated the benefits of diversifying across different asset classes. During the days of euphoria among tech-stock investors, when the Nasdaq seemed to set a new record each trading session, municipal bonds seemed like a stodgy and unattractive option. However, with the prices of many stocks crashing back to earth over the last 12 months, the Fund's tax-free income and modest capital gains have served our shareholders well.

Much of those capital gains were fueled by the Fed's decision to cut interest rates three times during our reporting period, which ended on March 31. (The Fed lowered rates a fourth time in April.) The U.S. economy has cooled dramatically in recent months, and the Fed is determinedly taking steps to keep the economy from falling into recession. With consumer confidence plunging, corporate earnings "growth" turning negative, and layoffs accelerating, the Fed's stance is commendable and appropriate.

While not completely correlated to the taxable bond market (government and corporate securities), the municipal bond sector has shared in the price appreciation that has resulted from lower interest rates, and lower rates translate to higher bond prices. Perhaps more significantly, demand for muni debt has outstripped supply during the last six months. The supply/demand equation drives the municipal bond market, and inadequate supply has led to higher prices and lower yields. We believe investors have also found municipal bonds attractive in that munis carry no corporate event risk or the prospect of disappointing earnings, along with no exposure to currency problems or international political turmoil. While by no means risk free, investors enter into a lower risk environment when they enter the municipal debt market.

As of March 31, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of South Carolina. Approximately 57% were invested in general obligation bonds, 37% in revenue bonds and 6% in certificates of participation. The effective duration of our portfolio was 5.71, and the average credit quality was Aaa./1/

We are reducing the Fund's duration

For much of the period, we concentrated on holding non-callable, high-quality bonds with longer-than-average duration--a strategy that was productive in the falling interest-rate environment. Since February, anticipating a more difficult fixed-income environment, we have been reducing the Fund's duration to a position that is more neutral to our benchmark. We also continue to believe that a high-quality portfolio is appropriate, in light of the economy's continuing weakness.

  Average Annual Total Returns                                           As of 3/31/01
  ----------------------------                                  ----------------------------------
                      Inception                6                  1                  Since
  Class                 Date                Month++              Year              Inception
  ---------------------------------------------------------------------------------------
  A Shares*           10/20/97               2.89%               6.66%               3.95%
  Trust Shares        10/20/97               6.21%              10.14%               5.02%

++ Aggregate total return.
* Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Virginia Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA
and Robert F. Millikan, CFA.

The BB&T Virginia Intermediate Tax-
Free Fund is managed by Together,
the team brings 34 years of
investment management experience to
the Fund, along with a broad range
of specialized skills encompassing
a cross-section of fixed-income
sectors.

Portfolio Managers' Perspective

"We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate-term bonds (3.5-8.0 years), which historically have offered investors the highest-possible yield for the given level of risk."
The Fund's returns illustrated the wisdom of diversification

In the face of withering losses in the stock market, the Fund's steady performance clearly demonstrated the benefits of diversifying across different asset classes. During the days of euphoria among tech-stock investors, when the Nasdaq seemed to set a new record each trading session, municipal bonds seemed like a stodgy and unattractive option. However, with the prices of many stocks crashing back to earth over the last 12 months, the Fund's tax-free income and modest capital gains have served our shareholders well.

Much of those capital gains were fueled by the Fed's decision to cut interest rates three times during our reporting period, which ended on March 31. (The Fed lowered rates a fourth time in April.) The U.S. economy has cooled dramatically in recent months, and the Fed is determinedly taking steps to keep the economy from falling into recession. With consumer confidence plunging, corporate earnings "growth" turning negative, and layoffs accelerating, the Fed's stance is commendable and appropriate.

While not completely correlated to the taxable bond market (government and corporate securities), the municipal bond sector has shared in the price appreciation that has resulted from lower interest rates, and lower rates translate to higher bond prices. Perhaps more significantly, demand for muni debt has outstripped supply during the last six months. The supply/demand equation drives the municipal bond market, and inadequate supply has led to higher prices and lower yields. We feel investors have also found municipal bonds attractive in that munis carry no corporate event risk or the prospect of disappointing earnings, along with no exposure to currency problems or international political turmoil. While by no means risk free, investors enter into a lower risk environment when they enter the municipal debt market.

As of March 31, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in Virginia. Approximately 62% were invested in general obligation bonds and 38% in revenue bonds. The effective duration of our portfolio was 5.71, and the average credit quality was Aa1./1/

We are reducing the Fund's duration

For much of the period, we concentrated on holding non-callable, high-quality bonds with longer-than-average duration--a strategy that was productive in the falling interest-rate environment. Since February, anticipating a more difficult fixed-income environment, we have been reducing the Fund's duration to a position that is more neutral to our benchmark. We also continue to believe that a high-quality portfolio is appropriate, in light of the economy's continuing weakness.

  Average Annual Total Returns                                           As of 3/31/01
  ----------------------------                                  ----------------------------------
                      Inception                6                  1                  Since
  Class                 Date                Month++              Year              Inception
  ---------------------------------------------------------------------------------------
  A Shares*            5/17/99               3.24%               6.74%               4.14%
  Trust Shares         5/17/99               6.52%              10.13%               5.34%

++ Aggregate total return.
* Reflects 3.00% maximum sales charge.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Intermediate U.S. Government Bond Fund



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA and Robert F.
Millikan, CFA.

The BB&T Intermediate U.S.
Government Bond Fund is managed by
an investment management team that
brings 34 years of investment
management experience to the Fund,
along with a broad range of
specialized skills encompassing a
crosssection of fixed-income
sectors.

Portfolio Managers' Perspective

"Our process attempts to identify those securities and sectors that are most attractively priced, and offer the best potential for relative outperformance. We seek to provide value by strategically investing along the yield curve and rotating among sectors (Treasuries, mortgages, corporates and agencies), while keeping movements in the portfolio's duration within a relatively tight bond" Lower rates led to positive returns

During the last six months, we saw a dramatic steepening in the yield curve, with an overall decline in yields. Much of this action resulted from the Fed's decision to lower interest rates 150 basis points (1.50%) in the first calendar quarter of 2001. (The Fed cut rates again in April, after the end of this reporting period.)

Because the Fed has the most influence on the short end of the yield curve, we were not surprised to see that short-term rates fell much more dramatically than longer rates. The yield on the six-month Treasury bill plummeted 214 basis points, while the 30-year Treasury bond's yield declined just 44 basis points. At the same time, the Treasury yield curve--which was inverted last year when short-term rates were higher than long-term rates--assumed a more normal shape.

As most of our shareholders understand, lower interest rates produce price appreciation in the securities we hold. In this positive environment for bonds, most types of fixed-income securities benefited, as did the paper we held in our portfolios.

Bonds in the intermediate range of the yield curve did especially well, as investors fled from the uncomfortably volatile stock market. Agency securities also performed nicely, though fears of refinancing activity--in which homeowners take advantage of lower mortgage rates--caused mortgage-backed securities to underperform.

As of March 31, 2001, the effective duration of the Intermediate U.S. Government Bond Fund was 4.8. Approximately 38% of the portfolio was invested in mortgage-backed securities, 33% in securities issued by the U.S. Treasury, 14% in U.S. government agency securities, 14% in corporate debt, 2% in asset-backed securities, and 1% in cash and cash equivalents. The portfolio's average credit quality was AAA./1/

Yields probably have approached the bottom part of their range

Although the Fed might cut rates again this year in order to prevent the current economic slowdown from reaching serious proportions, we do not believe that yields will fall much further. Consequently, it appears that most of this year's Fed activity is already priced into Treasury yields, and we are managing our portfolios with the assumption that market forces could push yields higher again.

During the third calendar quarter of 2000, we extended the Funds' duration to capitalize on lower interest rates. Since February 2001, we have been reducing duration and selectively increasing yield. We have also moved to slightly above-average weighting in mortgages, which fell victim to prepayment fears.

  Average Annual Total Returns                                    As of 3/31/01
  ----------------------------                     -------------------------------------
                   Inception            6            1            5           Since
  Class              Date            Month++        Year        Year        Inception
  --------------------------------------------------------------------------------
  A Shares*         10/9/92           1.26%         5.68%       5.34%         5.45%
  B Shares**         1/1/96/2/        1.91%         7.16%       5.70%         5.61%
  C Shares***        2/1/01/3/        6.92%        14.26%       9.22%         8.33%
  Trust Shares      10/9/92           7.42%        12.24%       6.87%         6.45%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC)
   maximum of 5.00%.
*** Reflects the applicable maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/The composition of the Fund's holdings is subject to change.
/2/Class B shares were not in existence prior to 1/1/96. Performance calculated for any period up to 1/1/96 is based upon the historical performance of the Class A Shares and is adjusted for the Class B Shares CDSC, but does not include any 12b-1 fees, which, if reflected, performance would have been lower.
/3/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class A Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares, but does not reflect the 12b-1 fees and expenses.
A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Short-Intermediate U.S. Government Income Fund



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA
and Robert F, Millikan, CFA.

The BB&T Short-Intermediate U.S.
Government Income Fund is managed
by an investment management team
that together bring 34 years of
investment management experience to
the Fund, along with a broad range
of specialized skills encompassing
a cross-section of fixed-income
sectors.


Portfolio Managers' Perspective

"This high-quality bond fund is geared toward investors looking for current income to meet their short-term needs. We seek to provide value by rotating among the different sectors of the taxable, fixed-income market (Treasuries, mortgages, corporates, and agencies). We accomplish this by purchasing securities that offer the most potential for relative outperformance, and limiting movements in the portfolio's duration within a relatively tight band." Lower rates led to positive returns

During the last six months, we saw a dramatic steepening in the yield curve, with an overall decline in yields. Much of this action resulted from the Fed's decision to lower interest rates 150 basis points (1.50%) in the first calendar quarter of 2001. (The Fed cut rates again in April, after the end of this reporting period.)

Because the Fed has the most influence on the short end of the yield curve, we were not surprised to see that short-term rates fell much more dramatically than longer rates. The yield on the six-month Treasury bill plummeted 214 basis points, while the 30-year Treasury bond's yield declined just 44 basis points. At the same time, the Treasury yield curve--which was inverted last year when short-term rates were higher than long-term rates--assumed a more normal shape.

As most of our shareholders understand, lower interest rates produce price appreciation in the securities we hold. In this positive environment for bonds, most types of fixed-income securities benefited, as did the paper we held in our portfolios.

Bonds in the intermediate range of the yield curve did especially well, as investors fled from the uncomfortably volatile stock market. Agency securities also performed nicely, though fears of refinancing activity--in which homeowners take advantage of lower mortgage rates--caused mortgage-backed securities to underperform.

As of March 31, 2001, the effective duration of the Short-Intermediate U.S. Government Income Fund was 1.9. Approximately 35% of the portfolio was invested in U.S. government agency securities, 32% in mortgage-backed securities, 14% in securities issued by the U.S. Treasury, 13% in corporate debt and 6% in asset-backed securities. The average credit quality of the portfolio was AAA./1/

Yields probably have approached the bottom part of their range

Although the Fed might cut rates again this year, in order to prevent the current economic slowdown from reaching serious proportions, we do not believe that yields will fall much further. Consequently, it appears that most of this full year's Fed activity already is priced into Treasury yields, and we are managing our portfolios with the assumption that market forces could push yields higher again.

During the third calendar quarter of 2000, we extended the Funds' duration to capitalize on lower interest rates. Since February 2001, we have been reducing duration and selectively increasing yield. We have also moved to slightly above-average weighting in mortgages, which fell victim to prepayment fears.

  Average Annual Total Returns                                         As of 3/31/01
  ----------------------------                        ------------------------------------------
                    Inception            6              1              5             Since
  Class               Date            Month++          Year          Year          Inception
 --------------------------------------------------------------------------
  A Shares*         11/30/92           2.44%           6.56%         5.02%           4.99%
  Trust Shares      11/30/92           5.75%          10.07%         5.92%           5.63%

++ Aggregate total return.
* Reflects 3.00% maximum sales charge.
/1/The composition of the Fund's holdings is subject to change.
A portion of the Funds' fees have been voluntarily waived. If the fees had not been waived, the Funds' total returns for the period would have been lower. Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Intermediate Corporate Bond Fund



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA and Robert F.
Millikan, CFA.

The BB&T Intermediate Corporate
Bond Fund is managed by Together,
the team brings 34 years of
investment management experience to
the Fund, along with a broad range
of specialized skills encompassing
a cross-section of fixed-income
sectors.

                        Portfolio Managers' Perspective

"The majority of the issues we hold are intermediate-term, investment-grade corporate bonds. We expect this type of portfolio to generate more income than is available from short-term corporate securities or from intermediate U.S. Government securities. At the same time, this is not a pure income fund with minimal price fluctuations. Because we also pursue long-term capital gains, the Fund will experience short-term volatility from time to time. However, with volatility, comes the opportunity to produce an attractive total return."
Lower rates led to positive returns

During the last six months, we saw a dramatic steepening in the yield curve, with an overall decline in yields. Much of this action resulted from the Fed's decision to lower interest rates 150 basis points (1.50%) in the first calendar quarter of 2001. (The Fed cut rates again in April, after the end of this reporting period.)

Because the Fed has the most influence on the short end of the yield curve, we were not surprised to see that short-term rates fell much more dramatically than longer rates. The yield on the six-month Treasury bill plummeted 214 basis points, while the 30-year Treasury bond's yield declined just 44 basis points. At the same time, the Treasury yield curve--which was inverted last year when short-term rates were higher than long-term rates--assumed a more normal shape.

Although corporate bonds do not always follow the Treasury market in lockstep, generally lower Treasury interest rates often spill over to produce price appreciation in the corporate securities we hold, which occurred during this six-month period. Nonetheless, volatility in the corporate market forced us to remain diligent. Investors were very sensitive to ratings downgrades, earnings disappointments, and general erosion in balance sheet strength and liquidity. These problems emanated from a general weakness throughout the U.S. economy.

As of March 31, 2001, the Fund's effective duration was 5.3. Approximately 94% of the portfolio was invested in corporate obligations, 3% in asset-backed securities, 1% in U.S. Treasury securities, 1% in U.S. government agency debt and 1% in cash and cash equivalents. The Fund's average credit quality was A./1/

Yields may have approached the bottom part of their range

Although the Fed might cut rates again this year, in order to prevent the current economic slowdown from reaching serious proportions, we do not believe that Treasury yields will fall much further. That is one reason why, throughout the first calendar quarter of 2001, we reduced the Fund's holdings in Treasuries, agencies and mortgages, in favor of investment-grade corporate paper. Corporates in some sectors are priced very cheaply and offer what we believe to be good value to patient investors. We also have made a limited investment in high-yield securities, in an attempt to capture attractive yields for our shareholders.

In short, by investing in non-Treasury securities, we are emphasizing yield in the portfolio as a whole, in order to compensate for what we believe may be a period of rising interest rates.

  Average Annual Total Returns                                             As of 3/31/01
  ----------------------------                                    ----------------------------------
                      Inception                  6                  1                  Since
  Class                 Date                  Month++              Year              Inception
 --------------------------------------------------------------------------
  A Shares*            12/2/99                 1.16%               5.56%               4.61%
  B Shares**           12/2/99                 1.96%               7.18%               5.70%
  C Shares***           2/1/01/2/              6.93%              11.15%               8.57%
  Trust Shares         12/2/99                 7.47%              12.26%               9.58%

++ Aggregate total return.
* Reflects 5.75% maximum sales charge.
** Reflects the applicable maximum contingent deferred sales charge (CDSC)
   maximum of 5.00%.
*** Reflects the maximum (CDSC) of 1.00% (applicable only to redemptions within one year of purchase).
/1/The composition of the Fund's holdings is subject to change.
/2/Class C Shares were not in existence before February 1, 2001. Performance for periods prior to that date is based on Class B Share performance, and has been adjusted for the maximum contingent deferred sales charge applicable to Class C Shares.
A portion of the Fund's fees have been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been lower.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Prime Money Market Fund+



Portfolio Managers

Federated Investment Management
Company
Deborah A.Cunningham, CFA (senior
portfolio manager), Natalie F.
Metz, Mary Ellen Tesla and Mark F.
Weiss.

The BB&T Prime Money Market Fund is
managed by a team from Federated
Investment Management Company,
subadvisor to the Fund. Together,
the team brings 42 years of
investment management experience to
the Fund, with specialization in
money market portfolio management
and credit analysis.

Portfolio Managers' Perspective

"We seek a high level of current income, consistent with stability of principal. We pursue this goal by investing in liquid, high-quality, short-term money market securities that are denominated in U.S. dollars. The securities we choose for the Fund come from a broad range of commercial, bank and government debt obligations."
We took steps to offset falling yields

Because our primary objective is to provide you with high current income, consistent with safety of principal, we pay close attention to the actions of the Fed, which controls short-term interest rates. The Fed's decision to start easing credit led to three cuts in the Federal Funds rate--the rate banks charge one another for overnight loans--during the last three months of our reporting period.

These cuts took the Fed Funds rate from 6.50% in November, down to 5.00% at the end of March. (The Fed lowered rates again in April.) This news dominated the short-term securities market, in which both of our money market funds operate, and we took steps to keep our yields relatively high. Shareholders were helped by the fact that inflation remained under control, making inflation-adjusted yields attractive.

Starting in December, we extended the Fund's average maturity, as we correctly anticipated that the Fed might begin to ease credit in 2001. By locking in higher rates on longer paper, we were able to partially offset the deleterious effects of the Fed's rate cuts.

As of March 31, 2001, approximately 49% of the Fund's portfolio was invested in commercial paper, 23% in corporate bonds, 4% in CDs, 20% in variable rate notes and 24% in repurchase agreements. The average maturity of the Fund's holdings was 48 days, and the average credit quality was A1+.*
+ Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing the Fund.
*  The composition of the Fund's portfolio is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T U.S. Treasury Money Market Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
Joseph D. Jackson, Jay D. McClung,
Kevin E. McNair, CFA and Robert F.
Millikan, CFA.

The BB&T U.S. Treasury Money Market
Fund is managed by an investment
management team that brings 34
years of investment management
experience to the Fund, along with
a broad range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The Fund is designed for investors who seek current income, liquidity and stability, but with an added measure of safety offered by a portfolio that invests exclusively in U.S. Government securities. We have found that conservatively laddering the portfolio with treasury securities and overnight repurchase agreements allows us to take advantage of higher yields along the yield curve.

We took steps to offset falling yields

Because our primary objective is to provide you with high current income, consistent with safety of principal, we pay close attention to the actions of the Fed, which controls short-term interest rates. The Fed's decision to start easing credit led to three cuts in the Federal Funds rate--the rate banks charge one another for overnight loans--during the last three months of our reporting period.

These cuts took the Fed Funds rate from 6.50% in November, down to 5.00% at the end of March. (The Fed lowered rates again in April.) This news dominated the short-term securities market, in which both of our money market funds operate, and we took steps to keep our yields relatively high. Shareholders were helped by the fact that inflation remained under control, making inflation-adjusted yields attractive.

The Fund's average maturity was also lengthened, beginning in November, to minimize the effects of possible Fed rate cuts. In this effort, we used a "barbell" maturity structure, buying securities on the long end of our mandated range--between nine months and one year--and offsetting these purchases with very short paper, in the 1-2 month range.

As of March 31, 2001, approximately 50% of the Fund's portfolio was invested in repurchase agreements and 50% in U.S. Treasury securities. The average maturity of the Fund's holdings was 53 days, and the average credit quality was AAA.*
+ Investments in the BB&T Prime Money Market Fund and the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Funds seek to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing the Funds.
*  The composition of the Fund's portfolio is subject to change.
Some of the fees of the BB&T Funds are currently be waived, resulting in higher total returns than would occur if the full fees were charged.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

BB&T FUNDS                                     Schedule of Portfolio Investments
Prime Money Market Fund                                           March 31, 2001
                                                                     (Unaudited)

 Certificates of Deposit (4.0%):

                                                       Principal   Amortized
                                                        Amount        Cost
                                                      ----------- ------------

Banks (4.0%):
Abbey National Bank, 5.39%, 1/16/02.................. $ 4,000,000 $  4,000,306
Baverische Landesbank Girozentrale, 5.39%, 1/16/02...   4,000,000    4,000,153
Comerica Bank, 5.14%, 2/19/02........................   3,000,000    3,000,256
Comerica Bank, 5.22%, 2/25/02........................   7,000,000    7,000,761
Regions Bank, Alabama, 6.54%, 11/30/01...............   5,000,000    5,018,895
                                                                  ------------
TOTAL CERTIFICATES OF DEPOSIT........................               23,020,371
                                                                  ------------

 Commercial Paper (29.6%):

Asset Backed Securities (10.5%):
Compass Securitization, 4.92%, 6/15/01...............  10,000,000    9,897,500
Compass Securitization, 5.27%, 7/11/01...............   8,750,000    8,620,629
Galaxy Funding, Inc., 6.49%, 4/10/01.................   1,000,000      998,378
Galaxy Funding, Inc., 6.49%, 4/19/01.................   1,000,000      996,755
Park Avenue Receivables Corp., 5.20%, 4/12/01........  23,000,000   22,963,455
Prefco-Preferred Receivables Corp., 5.00%, 5/8/01....   3,195,000    3,178,581
Windmill Funding, 4.70%, 6/20/01.....................  15,000,000   14,843,333
                                                                  ------------
                                                                    61,498,631
                                                                  ------------
Banking & Finance (12.5%):
Amsterdam Funding Corp., 5.25%, 4/2/01...............  19,000,000   18,997,229
Aspen Funding Corp., 5.46%, 4/10/01..................   5,000,000    4,993,175
Commerzbank U.S. Finance, Inc., 4.48%, 9/19/01.......   4,000,000    3,914,880
CXC, Inc., 5.45%, 4/9/01.............................  24,000,000   23,970,933
Fountain Square Commercial Funding Corp., 5.30%,
 10/12/01............................................   4,319,000    4,195,645
Heller Financial, Inc., 5.25%, 5/18/01...............   5,000,000    4,965,729
Sigma Finance, Inc., 6.41%, 4/24/01..................   1,000,000      995,905
Sigma Finance, Inc., 6.43%, 5/7/01...................   2,000,000    1,987,140
Sigma Finance, Inc., 6.18%, 6/5/01...................   2,000,000    1,977,683
Sigma Finance, Inc., 5.94%, 6/29/01..................   1,200,000    1,182,378
Sigma Finance, Inc., 6.68%, 11/13/01.................   1,000,000    1,000,000
Wells Fargo & Co., 6.34%, 8/10/01....................   5,000,000    4,884,647
                                                                  ------------
                                                                    73,065,344
                                                                  ------------
Food & Related (1.0%):
General Mills, Inc., 5.85%, 4/17/01..................   4,500,000    4,488,300
General Mills, Inc., 5.25%, 5/4/01...................   1,300,000    1,293,744
                                                                  ------------
                                                                     5,782,044
                                                                  ------------
Pulp Mills (0.9%):
Weyerhaeuser Co., 5.25%, 5/10/01.....................   5,000,000    4,971,563
                                                                  ------------

 Commercial Paper, continued

                                                       Principal   Amortized
                                                        Amount        Cost
                                                      ----------- ------------

Racing, Including Track Operation (0.9%):
Visteon Corp, 5.95%, 4/19/01......................... $ 1,500,000 $  1,495,538
Visteon Corp., 6.00%, 4/17/01........................   3,800,000    3,789,866
                                                                  ------------
                                                                     5,285,404
                                                                  ------------
Trust Companies (3.8%):
Bishop's Gate Residential Mortgage Trust, 5.28%,
 4/10/01.............................................  17,000,000   16,977,560
Monet Trust, 6.53%, 9/27/01..........................   5,000,000    5,000,000
                                                                  ------------
                                                                    21,977,560
                                                                  ------------
TOTAL COMMERCIAL PAPER...............................              172,580,546
                                                                  ------------

 Corporate Bonds (23.5%):

Banking & Finance (3.4%):
Bank of America, 5.38%, 7/18/01......................   8,000,000    8,000,000
Bank One, 6.10%, 6/25/01.............................   3,500,000    3,500,000
Bank One, 5.58%, 7/9/01..............................   2,000,000    2,000,000
Beta Finance, 5.10%, 2/7/02..........................     500,000      499,358
Citi Group Holdings, Inc., 5.62%, 11/2/01............   6,000,000    6,000,000
                                                                  ------------
                                                                    19,999,358
                                                                  ------------
Environmental Services (0.9%):
World Wildlife Fund, Inc., 5.08%, 7/1/30.............   5,000,000    5,000,000
                                                                  ------------
Financial Services (12.7%):
Beta Finance, 7.11%, 7/24/01.........................  18,000,000   18,000,000
Beta Finance, 6.94%, 8/20/01.........................   1,000,000    1,000,000
Beta Finance, 6.66%, 11/15/01........................   1,000,000      999,938
Goldman Sachs Group, Inc., 5.02%, 6/12/01............  28,000,000   27,999,999
Jupiter Securities Corp., 4.71%, 6/28/01.............   7,834,000    7,743,805
Morgan Stanley Dean Witter, 5.34%, 8/28/01...........  10,000,000   10,000,000
Sigma Finance, 7.05%, 8/10/01........................   1,000,000    1,000,000
Sigma Finance, 5.40%, 1/17/02........................   2,100,000    2,100,000
Sigma Finance, 5.25%, 2/20/02........................   3,800,000    3,800,000
Sigma Finance, 5.27%, 2/25/01........................   1,000,000    1,000,000
                                                                  ------------
                                                                    73,643,742
                                                                  ------------
Personal Credit Institutions (6.5%):
Americredit Automobile Receivables Trust, 6.73%,
 9/7/01..............................................   1,002,404    1,002,404
BMW Vehicle Lease Trust, 6.67%, 10/25/01.............   1,976,710    1,976,710
Ford Credit Auto Owner Trust, 6.47%, 8/15/01.........   2,859,675    2,859,675
General Motors Acceptance Corp., 6.31%, 4/2/01.......  21,000,000   20,996,906
General Motors Acceptance Corp., 5.31%, 4/2/01.......   2,000,000    1,999,649
General Motors Acceptance Corp., 5.33%, 7/3/01.......   3,000,000    3,000,000

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Prime Money Market Fund                                           March 31, 2001
                                                                     (Unaudited)

 Corporate Bonds, continued

                                                       Principal   Amortized
                                                        Amount        Cost
                                                      ----------- ------------

Personal Credit Institutions, continued
Honda Auto Receivables, 6.71%, 11/15/01.............. $ 3,252,178 $  3,252,178
Nissan Auto Receivables, 6.70%, 11/15/01.............   2,704,897    2,704,897
                                                                  ------------
                                                                    37,792,419
                                                                  ------------
TOTAL CORPORATE BONDS................................              136,435,519
                                                                  ------------

 Variable Rate Notes (19.7%):

Automotive Services (0.5%):
DAMASCUS-BISHOP Tube Co., 5.13%, 8/10/10*............   2,740,000    2,740,000
                                                                  ------------
Banking & Finance (5.7%):
Beta Finance, 5.09%, 1/17/02*........................   1,500,000    1,500,000
Comercia Bank, 5.25%, 1/7/02*........................  10,000,000   10,000,000
Commerzbank AG, 5.00%, 4/26/01*......................  22,000,000   21,999,298
                                                                  ------------
                                                                    33,499,298
                                                                  ------------
Educational Services (0.9%):
Seven Hills School, 5.15%, 8/1/20*...................   5,000,000    5,000,000
                                                                  ------------
Financial Services (5.0%):
Anchor Holdings LLC, 5.08%, 7/15/25*.................   2,000,000    2,000,000
Associates Corp. of North America, 5.16%, 6/14/01*...   7,000,000    7,001,789
Sigma Finance, Inc., 5.62%, 7/17/01*.................  10,000,000    9,999,568
Verizon Gloabal Funding, 4.78%, 3/20/02*.............   7,000,000    6,996,698
Wells Fargo & Co., 5.16%, 11/15/01*..................   3,000,000    3,000,000
                                                                  ------------
                                                                    28,998,055
                                                                  ------------
Insurance (1.7%):
Allstate Life Insurance Co., 6.90%, 2/1/02*..........   2,000,000    2,000,000
Jackson National Life Insurance Co., 5.07%,
 10/1/01*............................................   3,000,000    3,000,000
New York Life Insurance Co., 5.21%, 8/23/01*.........   5,000,000    5,000,000
                                                                  ------------
                                                                    10,000,000
                                                                  ------------
Municipalities (2.1%):
Bartlett, Illinois, Redevelopement Project, 5.10%,
 1/1/20*.............................................   5,000,000    5,000,000
Gainesville & Hall County, Georgia, Development
 Authority, 5.03%, 10/1/18*..........................   7,100,000    7,100,000
                                                                  ------------
                                                                    12,100,000
                                                                  ------------
Public Golf Courses (0.3%):
Indian Hills Country Club, 5.10%, 8/1/25*............   1,600,000    1,600,000
                                                                  ------------
Special Purpose (1.0%):
JW Harris Co., Inc., 5.10%, 1/1/20*..................   5,895,000    5,895,000
                                                                  ------------

 Variable Rate Notes, continued

                                                       Principal   Amortized
                                                        Amount        Cost
                                                      ----------- ------------

Specialty Hospitals, Psychiatric (1.2%):
Daphne Ala, Special Care Facilities, 5.11%,
 8/15/23*...........................................  $ 7,000,000 $  7,000,000
                                                                  ------------
Telecommunications (0.8%):
BellSouth Telecommunications, Inc., 5.07%, 1/4/02*..    4,500,000    4,500,000
                                                                  ------------
Tires and Inner Tubes (0.3%):
Quality Synthetic Rubber Co., 5.08%, 7/15/20*.......    2,000,000    2,000,000
                                                                  ------------
Trust Companies (0.2%):
Uri Trust, 4.99%, 12/18/01*.........................    1,000,000    1,000,000
                                                                  ------------
TOTAL VARIABLE RATE NOTES...........................               114,332,353
                                                                  ------------

 Repurchase Agreements (23.3%):

BNP Paribas Securities Corp., Repurchase Agreement;
 5.38%, 3/30/01, maturing 4/2/01; (Collateralized by
 FHLMC, FFCB, FHLB, GLOB, and FNMA).................   25,000,000   25,000,000
Chase Manhattan Bank Repurchase Agreement; 5.38%,
 3/30/01, maturing 4/2/01; (Collateralized by
 GNMA)..............................................   25,000,000   25,000,000
Greenwich Capital Markets, Inc., Repurchase
 Agreement; 5.43%, 3/30/01, maturing 4/2/01;
 (Collateralized by FNMA)...........................   25,000,000   25,000,000
Salomon Brothers, Inc., Repurchase Agreement; 5.38%,
 3/30/01, maturing 4/2/01; (Collateralized by FHLMC,
 GLOB, FHLB, and CMO)...............................   35,709,000   35,709,000
Warburg Dillon Read LLC, Repurchase Agreement;
 5.38%, 3/30/01, maturing 4/2/01; (Collateralized by
 GNMA)..............................................   25,000,000   25,000,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS.........................               135,709,000
                                                                  ------------
TOTAL INVESTMENTS
 (Amortized Cost $582,077,789)(a) -- 100.1%.........               582,077,789
Liabilities in excess of other
 assets -- (0.1)%...................................                  (367,334)
                                                                  ------------
NET ASSETS -- 100.0%................................              $581,710,455
                                                                  ============

---------
(a) Cost for federal income tax and financial reporting purposes are the same.
* The rate reflected is the rate in effect at March 31, 2001. The maturity date reflected is the final maturity date.
FHLB -- Federal Home Loan Bank.
FHLMC -- Federal Home Loan Mortgage Corporation.
FNMA -- Federal National Mortgage Association.
GNMA -- Government National Mortgage Association.
LLC -- Limited Liability Company.
LLP -- Limited Liability Partnership.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund


 Statement of Assets and Liabilities

                                                                  March 31, 2001
                                                                     (Unaudited)
Assets:
Investments, at amortized cost...................................  $446,368,789
Repurchase agreements, at cost...................................   135,709,000
                                                                   ------------
 Total Investments...............................................   582,077,789
Cash.............................................................         4,674
Interest and dividends receivable................................     2,215,367
Prepaid expenses and other.......................................         1,128
                                                                   ------------
 Total Assets....................................................   584,298,958
                                                                   ------------
Liabilities:
Dividends payable................................................     2,199,460
Accrued expenses and other payables:
 Investment advisory fees........................................       152,594
 Administration, transfer agent and fund accounting fees.........         9,113
 Distribution fees...............................................       183,594
 Other...........................................................        43,742
 Total Liabilities...............................................     2,588,503
Net Assets:
Capital..........................................................   581,705,890
Undistributed net investment income..............................         4,811
Net realized losses on investments...............................          (246)
                                                                   ------------
Net Assets.......................................................  $581,710,455
                                                                   ============
Net Assets
 Class A.........................................................  $365,155,187
 Class B.........................................................    80,031,609
 Trust Class.....................................................   136,523,659
                                                                   ------------
 Total...........................................................  $581,710,455
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................   365,154,596
 Class B.........................................................    80,031,490
 Trust Class.....................................................   136,524,615
                                                                   ------------
 Total...........................................................   581,710,701
                                                                   ============
Net asset value
 Class A.........................................................  $       1.00
 Class B.........................................................          1.00
 Trust Class.....................................................          1.00
                                                                   ============

 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income.................................................... $15,195,421
                                                                    -----------
Expenses:
Investment advisory fees...........................................     960,850
Administration, transfer agent and fund accounting fees............     600,530
Distribution fees -- Class A.......................................     777,233
Distribution fees -- Class B.......................................     306,100
Custodian fees.....................................................      32,809
Trustees' fees and expenses........................................       5,733
Other..............................................................     185,990
                                                                    -----------
 Gross expenses....................................................   2,869,245
 Expenses waived...................................................    (500,530)
                                                                    -----------
 Total Expenses....................................................   2,368,715
                                                                    -----------
Net Investment Income..............................................  12,826,706
                                                                    -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments..................................         591
                                                                    -----------
Net realized/unrealized gains on investments.......................         591
                                                                    -----------
Change in net assets resulting from operations..................... $12,827,297
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Statements of Changes in Net Assets

                                                   For the Six     For the
                                                   Months Ended   Year Ended
                                                    March 31,     September
                                                       2001        30, 2000
                                                   ------------  ------------
                                                   (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................ $ 12,826,706  $  8,683,213
 Net realized gains on investments................          591            54
                                                   ------------  ------------
Change in net assets resulting from operations....   12,827,297     8,683,267
                                                   ------------  ------------
Distributions to Class A Shareholders:
 From net investment income.......................   (8,298,876)   (3,918,108)
Distributions to Class B Shareholders:
 From net investment income.......................   (1,442,174)     (951,275)
Distribution to Trust Class Shareholders:
 From net investment income.......................   (3,085,655)   (3,813,830)
                                                   ------------  ------------
Change in net assets from shareholder
 distributions....................................  (12,826,705)   (8,683,213)
                                                   ------------  ------------
Capital Transactions:
 Proceeds from shares issued......................  589,040,253   603,068,625
 Dividends reinvested.............................    8,316,511     2,751,172
 Cost of shares redeemed.......................... (412,840,693) (279,904,359)
                                                   ------------  ------------
Change in net assets from capital transactions....  184,516,071   325,915,438
                                                   ------------  ------------
Change in net assets..............................  184,516,663   325,915,492
Net Assets:
 Beginning of period..............................  397,193,792    71,278,300
                                                   ------------  ------------
 End of period.................................... $581,710,455  $397,193,792
                                                   ============  ============
Share Transactions:
 Issued...........................................  589,040,253   603,068,625
 Reinvested.......................................    8,316,511     2,751,172
 Redeemed......................................... (412,840,693) (279,904,359)
                                                   ------------  ------------
Change in shares..................................  184,516,071   325,915,438
                                                   ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Financial Highlights, Class A Shares


                                                For the Year
                               For the Six         Ended          October 1,
                               Months Ended    September 30,        1997 to
                                March 31,     -----------------  September 30,
                                   2001         2000     1999      1998 (a)
                               ------------   --------  -------  -------------
                               (Unaudited)
Net Asset Value, Beginning of
 Period......................    $  1.000     $  1.000  $ 1.000     $ 1.000
                                 --------     --------  -------     -------
Investment Activities
 Net investment income.......       0.027        0.052    0.043       0.048
                                 --------     --------  -------     -------
 Total from Investment
  Activities.................       0.027        0.052    0.043       0.048
                                 --------     --------  -------     -------
Distributions
 Net investment income.......      (0.027)      (0.052)  (0.043)     (0.048)
                                 --------     --------  -------     -------
 Total Distributions.........      (0.027)      (0.052)  (0.043)     (0.048)
                                 --------     --------  -------     -------
Net Asset Value, End of
 Period......................    $  1.000     $  1.000  $ 1.000     $ 1.000
                                 ========     ========  =======     =======
Total Return.................        2.71%(b)     5.35%    4.42%       4.93%(b)
Ratios/Supplementary Data:
Net Assets, End of Period
 (000).......................    $365,155     $277,219  $ 5,395     $ 3,262
Ratio of expenses to average
 net assets..................        1.00%(c)     1.00%    0.80%       0.83%(c)
Ratio of net investment
 income to average net
 assets......................        5.33%(c)     5.68%    4.34%       4.83%(c)
Ratio of expenses to average
 net assets*.................        1.24%(c)     1.25%    1.39%       1.43%(c)

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Financial Highlights, Class B Shares

                            For the Six    For the Year Ended   September 2,
                            Months Ended     September 30,         1998 to
                             March 31,     -------------------- September 30,
                                2001         2000       1999      1998 (a)
                            ------------   ---------  --------- -------------
                            (Unaudited)
Net Asset Value, Beginning
 of Period.................   $ 1.000      $   1.000  $  1.000     $ 1.000
                              -------      ---------  --------     -------
Investment Activities
 Net investment income.....     0.024          0.046     0.036       0.003
                              -------      ---------  --------     -------
 Total from Investment
  Activities...............     0.024          0.046     0.036       0.003
                              -------      ---------  --------     -------
Distributions
 Net investment income.....    (0.024)        (0.046)   (0.036)     (0.003)
                              -------      ---------  --------     -------
 Total Distributions.......    (0.024)        (0.046)   (0.036)     (0.003)
                              -------      ---------  --------     -------
Net Asset Value, End of
 Period....................   $ 1.000      $   1.000  $  1.000     $ 1.000
                              =======      =========  ========     =======
Total Return (excludes
 redemption charge)........      2.40%(b)       4.65%     3.64%       0.32%(b)
Ratios/Supplementary Data:
Net Assets, End of Period
 (000).....................   $80,032      $  41,644  $  9,391     $   300
Ratio of expenses to
 average net assets........      1.60%(c)       1.63%     1.56%       1.64%(c)
Ratio of net investment
 income to average net
 assets....................      4.71%(c)       4.76%     3.58%       3.98%(c)
Ratio of expenses to
 average net assets*.......      1.74%(c)       1.80%     1.89%       1.99%(c)

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Financial Highlights, Trust Shares

                                                For the Year
                                For the Six    Ended September    October 1,
                                Months Ended         30,            1997 to
                                 March 31,     ----------------  September 30,
                                    2001        2000     1999      1998 (a)
                                ------------   -------  -------  -------------
                                (Unaudited)
Net Asset Value, Beginning of
 Period........................   $  1.000     $ 1.000  $ 1.000     $ 1.000
                                  --------     -------  -------     -------
Investment Activities
 Net investment income.........      0.029       0.056    0.046       0.051
                                  --------     -------  -------     -------
 Total from Investment
  Activities...................      0.029       0.056    0.046       0.051
                                  --------     -------  -------     -------
Distributions
 Net investment income.........     (0.029)     (0.056)  (0.046)     (0.051)
                                  --------     -------  -------     -------
 Total Distributions...........     (0.029)     (0.056)  (0.046)     (0.051)
                                  --------     -------  -------     -------
Net Asset Value, End of
 Period........................   $  1.000     $ 1.000  $ 1.000     $ 1.000
                                  ========     =======  =======     =======
Total Return...................       2.91%(b)    5.70%    4.69%       5.23%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period
  (000)........................   $136,524     $78,331  $56,492     $37,769
 Ratio of expenses to average
  net assets...................       0.60%(c)    0.63%    0.54%       0.55%(c)
 Ratio of net investment income
  to average net assets........       5.69%(c)    5.62%    4.57%       5.11%(c)
 Ratio of expenses to average
  net assets*..................       0.74%(c)    0.80%    0.88%       0.91%(c)

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
U.S. Treasury Money Market Fund                                   March 31, 2001
                                                                     (Unaudited)

 U.S. Treasury Bill (4.7%):

                                                        Principal    Amortized
                                                          Amount       Cost
                                                       ------------ -----------
5.00%*, 4/19/01....................................... $ 30,000,000 $29,924,925
                                                                    -----------
TOTAL U.S. TREASURY BILL..............................               29,924,925
                                                                    -----------

 U.S. Treasury Notes (39.5%):

6.25%, 4/30/01........................................   35,000,000  34,997,033
5.25%, 5/31/01........................................   35,000,000  34,936,932
5.75%, 6/30/01........................................   35,000,000  34,945,124
5.50%, 7/31/01........................................   35,000,000  34,988,563
5.50%, 8/31/01........................................   35,000,000  34,978,036
5.63%, 9/30/01........................................   30,000,000  30,089,375
5.88%, 10/31/01.......................................   25,000,000  25,193,738
5.88%, 11/30/01.......................................   20,000,000  20,206,417
                                                                    -----------
TOTAL U.S. TREASURY NOTES.............................              250,335,218
                                                                    -----------

 Repurchase Agreements (49.8%):

                                                         Principal   Amortized
                                                           Amount       Cost
                                                         ---------- ------------
Bank of America Repurchase Agreement, 5.25%, 3/30/01,
 maturing 4/2/01; (Collateralized by U.S. Treasury
 Note).................................................. 72,439,726   72,439,726
First Boston Repurchase Agreement, 5.28%, 3/30/01,
 maturing 4/2/01; (Collateralized by U.S. Treasury
 Notes)................................................. 82,872,508   82,872,508
Goldman Repurchase Agreement, 5.24%, 3/30/01, maturing
 4/2/01; (Collateralized by U.S. Treasury Note)......... 85,000,000   84,999,999
Lehman Brothers Repurchase Agreement, 5.15%, 3/30/01,
 maturing 4/2/01; (Collateralized by U.S. Treasury
 Note).................................................. 50,000,000   50,000,000
Salomon Smith Barney Repurchase Agreement, 5.25%,
 3/30/01, maturing 4/2/01; (Collateralized by U.S.
 Treasury Bill)......................................... 25,000,000   25,000,000
                                                                    ------------
TOTAL REPURCHASE AGREEMENTS.............................             315,312,233
                                                                    ------------
TOTAL INVESTMENTS
 (Amortized Cost $595,572,376)(a) -- 94.0%..............             595,572,376
Other assets in excess of liabilities -- 6.0%...........              37,763,934
                                                                    ------------
NET ASSETS -- 100.0%....................................            $633,336,310
                                                                    ============

---------
(a)  Cost for federal income tax and financial reporting purposes are the same.
* The rate reflected is the rate in effect at March 31, 2001. The maturity date reflected is the final maturity date.

              See accompanying notes to the financial statements.

zzzzzzzzBB&T FUNDS
U.S. Treasury Money Market Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at amortized cost.................................... $280,260,143
Repurchase agreements, at cost....................................  315,312,233
                                                                   ------------
 Total Investments................................................  595,572,376
Interest and dividends receivable.................................    4,480,962
Receivable for capital shares issued..............................       14,683
Receivable for investments sold...................................   36,115,625
Prepaid expenses and other........................................        4,879
                                                                   ------------
 Total Assets.....................................................  636,188,525
                                                                   ------------

Liabilities:
Dividends payable.................................................    2,570,718
Payable for capital shares redeemed...............................       24,426
Accrued expenses and other payables:
 Investment advisory fees.........................................      162,991
 Administration, transfer agent and fund accounting fees..........       13,082
 Distribution fees................................................       74,736
 Other............................................................        6,262
                                                                   ------------
 Total Liabilities................................................    2,852,215
                                                                   ------------

Net Assets:
Capital...........................................................  633,336,064
Undistributed net investment income...............................          246
                                                                   ------------
Net Assets........................................................ $633,336,310
                                                                   ============
Net Assets
 Class A.......................................................... $199,798,388
 Class B..........................................................   11,092,708
 Trust Class......................................................  422,445,214
                                                                   ------------
 Total............................................................ $633,336,310
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A..........................................................  199,798,450
 Class B..........................................................   11,092,706
 Trust Class......................................................  422,445,002
                                                                   ------------
 Total............................................................  633,336,158
                                                                   ============
Net asset value
 Class A.......................................................... $       1.00
 Class B..........................................................         1.00
 Trust Class......................................................         1.00
                                                                   ============

 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income.................................................... $18,709,276
Income from securities lending.....................................      14,326
                                                                    -----------
 Total Income......................................................  18,723,602
                                                                    -----------
Expenses:
Investment advisory fees...........................................   1,227,995
Administration, transfer agent and fund accounting fees............     767,495
Distribution fees -- Class A.......................................     470,410
Distribution fees -- Class B.......................................      56,259
Custodian fees.....................................................      10,676
Trustees' fees and expenses........................................       6,173
Other..............................................................     146,345
                                                                    -----------
 Gross expenses....................................................   2,685,353
 Expenses waived...................................................    (404,523)
                                                                    -----------
 Total Expenses....................................................   2,280,830
                                                                    -----------
Net Investment Income..............................................  16,442,772
                                                                    -----------
Change in net assets resulting from operations..................... $16,442,772
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Statements of Changes in Net Assets

                                                For the Six    For the Year
                                               Months Ended        Ended
                                                 March 31,     September 30,
                                                   2001            2000
                                               -------------  ---------------
                                                (Unaudited)
From Investment Activities:
Operations:
 Net investment income........................ $  16,442,772  $    21,769,927
                                               -------------  ---------------
Change in net assets resulting from
 operations...................................    16,442,772       21,769,927
                                               -------------  ---------------
Distributions to Class A Shareholders:
 From net investment income...................    (4,795,640)      (3,943,650)
Distributions to Class B Shareholders:
 From net investment income...................      (253,394)        (293,771)
Distribution to Trust Class Shareholders:
 From net investment income...................   (11,393,738)     (17,532,506)
                                               -------------  ---------------
Change in net assets from shareholder
 distributions................................   (16,442,772)     (21,769,927)
                                               -------------  ---------------
Capital Transactions:
 Proceeds from shares issued..................   479,361,819    1,268,279,919
 Dividends reinvested.........................     7,876,454        7,918,408
 Cost of shares redeemed......................  (430,324,136)  (1,026,865,671)
                                               -------------  ---------------
Change in net assets from capital
 transactions.................................    56,914,137      249,332,656
                                               -------------  ---------------
Change in net assets..........................    56,914,137      249,332,656
Net Assets:
 Beginning of period..........................   576,422,173      327,089,517
                                               -------------  ---------------
 End of period................................ $ 633,336,310  $   576,422,173
                                               =============  ===============
Share Transactions:
 Issued.......................................   479,361,819    1,268,279,919
 Reinvested...................................     7,876,454        7,918,408
 Redeemed.....................................  (430,324,136)  (1,026,865,671)
                                               -------------  ---------------
Change in shares..............................    56,914,137      249,332,656
                                               =============  ===============

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Financial Highlights, Class A Shares

                         For the Six
                         Months Ended       For the Year Ended September 30,
                          March 31,     --------------------------------------------
                             2001         2000     1999     1998     1997     1996
                         ------------   --------  -------  -------  -------  -------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           --------     --------  -------  -------  -------  -------
Investment Activities
 Net investment income..      0.025        0.049    0.040    0.046    0.044    0.044
                           --------     --------  -------  -------  -------  -------
 Total from Investment
  Activities............      0.025        0.049    0.040    0.046    0.044    0.044
                           --------     --------  -------  -------  -------  -------
Distributions
 Net investment income..     (0.025)      (0.049)  (0.040)  (0.046)  (0.044)  (0.044)
                           --------     --------  -------  -------  -------  -------
 Total Distributions....     (0.025)      (0.049)  (0.040)  (0.046)  (0.044)  (0.044)
                           --------     --------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $ 1.000  $ 1.000  $ 1.000  $ 1.000
                           ========     ========  =======  =======  =======  =======
Total Return............       2.57%(a)     4.98%    4.08%    4.75%    4.50%    4.49%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........   $199,798     $170,380  $42,241  $41,478  $32,541  $27,931
Ratio of expenses to
 average net assets.....       1.00%(b)     1.00%    0.84%    0.86%    0.95%    0.99%
Ratio of net investment
 income to average net
 assets.................       5.09%(b)     5.11%    4.00%    4.65%    4.41%    4.37%
Ratio of expenses to
 average net assets*....       1.20%(b)     1.23%    1.23%    1.26%    1.25%    1.25%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Financial Highlights, Class B Shares

                         For the Six    For the Year Ended September      January 1,
                         Months Ended               30,                     1996 to
                          March 31,     -------------------------------  September 30,
                             2001        2000     1999    1998    1997     1996 (a)
                         ------------   -------  ------  ------  ------  -------------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $ 1.000      $ 1.000  $1.000  $1.000  $1.000     $1.000
                           -------      -------  ------  ------  ------     ------
Investment Activities
 Net investment income..     0.022        0.042   0.033   0.039   0.036      0.025
                           -------      -------  ------  ------  ------     ------
 Total from Investment
  Activities............     0.022        0.042   0.033   0.039   0.036      0.025
                           -------      -------  ------  ------  ------     ------
Distributions
 Net investment income..    (0.022)      (0.042) (0.033) (0.039) (0.036)    (0.025)
                           -------      -------  ------  ------  ------     ------
 Total Distributions....    (0.022)      (0.042) (0.033) (0.039) (0.036)    (0.025)
                           -------      -------  ------  ------  ------     ------
Net Asset Value, End of
 Period.................   $ 1.000      $ 1.000  $1.000  $1.000  $1.000     $1.000
                           =======      =======  ======  ======  ======     ======
Total Return (excludes
 redemption charge).....      2.26%(b)     4.28%   3.31%   3.97%   3.67%      2.53%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........   $11,093      $10,425  $2,264  $1,255  $1,502     $1,305
Ratio of expenses to
 average net assets.....      1.60%(c)     1.63%   1.59%   1.61%   1.75%      1.75%(c)
Ratio of net investment
 income to average net
 assets.................      4.50%(c)     4.43%   3.25%   3.90%   3.61%      3.55%(c)
Ratio of expenses to
 average net assets*....      1.70%(c)     1.73%   1.73%   1.76%     **         **

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
**  There were no voluntary fee reductions during this period.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Financial Highlights, Trust Shares

                         For the Six
                         Months Ended         For the Year Ended September 30,
                          March 31,     ------------------------------------------------
                             2001         2000      1999      1998      1997      1996
                         ------------   --------  --------  --------  --------  --------
                         (Unaudited)
Net Asset Value,
 Beginning of Period....   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           --------     --------  --------  --------  --------  --------
Investment Activities
 Net investment income..      0.027        0.052     0.043     0.049     0.046     0.046
                           --------     --------  --------  --------  --------  --------
 Total from Investment
  Activities............      0.027        0.052     0.043     0.049     0.046     0.046
                           --------     --------  --------  --------  --------  --------
Distributions
 Net investment income..     (0.027)      (0.052)   (0.043)   (0.049)   (0.046)   (0.046)
                           --------     --------  --------  --------  --------  --------
 Total Distributions....     (0.027)      (0.052)   (0.043)   (0.049)   (0.046)   (0.046)
                           --------     --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................   $  1.000     $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
                           ========     ========  ========  ========  ========  ========
Total Return............       2.77%(a)     5.33%     4.34%     5.01%     4.71%     4.74%
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........   $422,445     $395,617  $282,585  $235,796  $266,840  $205,974
Ratio of expenses to
 average net assets.....       0.60%(b)     0.63%     0.59%     0.61%     0.75%     0.75%
Ratio of net investment
 income to average net
 assets.................       5.49%(b)     5.24%     4.26%     4.90%     4.61%     4.63%
Ratio of expenses to
 average net assets*....       0.70%(b)     0.73%     0.73%     0.76%     0.75%     0.75%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Short-Intermediate U.S. Government Income Fund                    March 31, 2001
                                                                     (Unaudited)

 Corporate Bonds (18.4%):

                                                        Principal    Market
                                                         Amount       Value
                                                       ----------- -----------
Banks (5.1%):
Bank of America Corp., 6.13%, 7/15/04................. $ 3,000,000 $ 3,036,936
Bank One Corp., 7.63%, 8/1/05.........................   3,000,000   3,181,695
SunTrust Banks, 7.38%, 7/1/02.........................   3,000,000   3,089,019
                                                                   -----------
                                                                     9,307,650
                                                                   -----------
Building/Construction Products (1.7%):
Vulcan Materials Co., 5.75%, 4/1/04...................   3,000,000   3,013,917
                                                                   -----------
Financial Services (6.3%):
AIG SunAmerica Global Financial, 5.85%, 2/1/06........   3,000,000   3,042,045
Ford Motor Credit Co., 7.50%, 3/15/05.................   3,000,000   3,138,774
MBNA Master Credit Card Trust, 6.40%, 1/18/05, Series
 1999-I...............................................   5,000,000   5,115,019
                                                                   -----------
                                                                    11,295,838
                                                                   -----------
Investment Advisory Service (1.7%):
Duke Capital Corp., 7.25%, 10/1/04....................   3,000,000   3,143,022
                                                                   -----------
Miscellaneous Retail (0.8%):
Target Corp., 5.50%, 4/1/07...........................   1,500,000   1,487,300
                                                                   -----------
Utilities (2.8%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1                                                  5,000,000   5,076,334
                                                                   -----------
TOTAL CORPORATE BONDS.................................              33,324,061
                                                                   -----------

 Mortgage Securities (31.1%):

Federal Home Loan Mortgage Corp. (11.4%):
6.00%, 3/1/11, Pool # E20228..........................   1,090,484   1,096,708
6.50%, 2/1/13, Pool # E00532..........................   2,451,614   2,486,761
6.50%, 5/1/13, Pool # E00548..........................   3,402,347   3,451,123
6.00%, 8/15/14, Series 2103 --
 Class TA, CMO........................................   5,000,000   5,039,800
6.00%, 11/15/16, Series 2103 --
 Class PY, CMO........................................   5,000,000   5,061,660
6.25%, 1/15/20, Series 1583 --
 Class G, CMO.........................................   3,383,164   3,411,629
                                                                   -----------
                                                                    20,547,681
                                                                   -----------
Federal National Mortgage Assoc. (19.7%):
7.50%, 12/1/08, Pool # 190611.........................     906,142     935,373
6.00%, 3/1/09, Pool # 50986...........................   1,154,832   1,165,585
6.00%, 4/1/09, Pool #190759...........................   1,221,279   1,232,651
6.00%, 3/1/16, Pool # 253702..........................   4,981,849   4,979,393
6.00%, 7/25/19, Series 1999-27,
 Class -- CB, CMO.....................................   5,000,000   5,059,100
6.50%, 8/1/13, Pool # 251901..........................   7,117,334   7,218,068
7.00%, 6/25/21, Series 1999-60
 Class -- PB, CMO.....................................   5,000,000   5,098,000
6.13%, 12/18/21, Series 1998-24,
 Class -- QE, CMO.....................................   5,000,000   5,028,750
6.00%, 11/18/22, Series 1998-36,
 Class -- PN, CMO.....................................   5,000,000   5,008,986
                                                                   -----------
                                                                    35,725,906
                                                                   -----------
TOTAL MORTGAGE SECURITIES                                           56,273,587
                                                                   -----------

 U.S. Government Agencies (34.7%):

                                                       Principal     Market
                                                        Amount       Value
                                                      ----------- ------------
Federal Home Loan Bank (5.7%):
6.88%, 7/18/02....................................... $10,000,000 $ 10,288,930
                                                                  ------------
Federal Home Loan Mortgage Corp. (18.0%):
6.25%, 10/15/02......................................  16,500,000   16,905,421
7.00%, 2/15/03.......................................   7,000,000    7,295,295
7.38%, 5/15/03.......................................   2,450,000    2,583,444
6.38%, 11/15/03......................................   3,750,000    3,887,513
6.25%, 7/15/04.......................................   2,000,000    2,077,714
                                                                  ------------
                                                                    32,749,387
                                                                  ------------
Federal National Mortgage Assoc. (9.3%):
6.63%, 1/15/02.......................................  15,500,000   15,751,488
6.25%, 2/1/11........................................   1,000,000    1,013,999
                                                                  ------------
                                                                    16,765,487
Student Loan Marketing Assoc. (1.7%):
4.71%*, 9/20/01......................................   3,000,000    2,999,466
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES.......................               62,803,270
                                                                  ------------

 U.S. Treasury Notes (13.4%):

5.88%, 11/30/01......................................  10,000,000   10,100,660
6.50%, 2/28/02.......................................   9,000,000    9,184,284
6.25%, 2/15/03.......................................   2,000,000    2,070,726
5.88%, 11/15/04......................................   2,750,000    2,872,007
                                                                  ------------
TOTAL U.S. TREASURY NOTES............................               24,227,677
                                                                  ------------

 Investment Companies (1.7%):

Dreyfus Government Cash Management Money Market
 Fund................................................   3,145,062    3,145,062
                                                                  ------------
TOTAL INVESTMENT COMPANIES...........................                3,145,062
                                                                  ------------
TOTAL INVESTMENTS (Cost $176,858,651)(a) -- 99.3%....              179,773,657
Other assets in excess of
 liabilities -- 0.7%.................................                1,211,715
                                                                  ------------
NET ASSETS -- 100.0%.................................             $180,985,372
                                                                  ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $3,013,860
  Unrealized depreciation...........................................    (98,854)
                                                                     ----------
  Net unrealized appreciation....................................... $2,915,006
                                                                     ==========

* The rate reflected is the rate in effect at March 31, 2001. The maturity date reflected is the final maturity date.
CMO--Collateralized Mortgage Obligation.

                                   Continued

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $176,858,651)........................  $179,773,657
Interest and dividends receivable................................     2,156,641
Collateral for securities loaned.................................    26,861,251
Receivable for investments sold..................................     3,993,696
Prepaid expenses and other.......................................         2,503
                                                                   ------------
 Total Assets....................................................   212,787,748
                                                                   ------------

Liabilities:
Dividends payable................................................       838,623
Payable for collateral received on loaned securities.............    26,861,251
Payable for investments purchased................................     3,977,825
Accrued expenses and other payables:
 Investment advisory fees........................................        76,699
 Administration, transfer agent and fund accounting fees.........         2,960
 Distribution fees...............................................           800
 Other...........................................................        44,218
                                                                   ------------
 Total Liabilities...............................................    31,802,376
                                                                   ------------
Net Assets:
Capital..........................................................   180,150,217
Undistributed net investment income..............................        25,927
Net realized losses on investments...............................    (2,105,778)
Unrealized appreciation on investments...........................     2,915,006
                                                                   ------------
 Net Assets......................................................  $180,985,372
                                                                   ============
Net Assets
 Class A.........................................................  $  4,299,503
 Trust Class.....................................................   176,685,869
                                                                   ------------
 Total...........................................................  $180,985,372
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................       433,898
 Trust Class.....................................................    17,818,775
                                                                   ------------
 Total...........................................................    18,252,673
                                                                   ============
Net asset value
 Class A -- redemption price per share...........................  $       9.91
 Trust Class -- offering and redemption price per share..........          9.92
                                                                   ============
Maximum Sales Charge -- Class A..................................          3.00%
                                                                   ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A..  $      10.22
                                                                   ============

 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income..........   $5,393,577
Dividend income..........       64,921
Income from securities
 lending.................        9,219
                            ----------
 Total Income............    5,467,717
                            ----------
Expenses:
Investment advisory
 fees....................      518,705
Administration, transfer
 agent and fund
 accounting fees.........      216,127
Distribution fees --
  Class A................        8,423
Custodian fees...........       13,931
Trustees' fees and
 expenses................        3,710
Other....................       78,037
                            ----------
 Gross expenses..........      838,933
 Expenses waived.........     (133,886)
                            ----------
 Total Expenses..........      705,047
                            ----------
Net Investment Income....    4,762,670
                            ----------
Realized/Unrealized Gains
 (Losses) on Investments:
Net realized gains on
 investments.............    2,014,599
Net change in unrealized
 appreciation/depreciation
 on investments..........    2,861,604
                            ----------
Net realized/unrealized
 gains on investments....    4,876,203
                            ----------
Change in net assets
 resulting from
 operations..............   $9,638,873
                            ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Statements of Changes in Net Assets

                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $  4,762,670  $ 10,092,372
 Net realized gains (losses) on investments........    2,014,599    (2,920,593)
 Net change in unrealized appreciation/depreciation
  on investments...................................    2,861,604     2,736,753
                                                    ------------  ------------
Change in net assets resulting from operations.....    9,638,873     9,908,532
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net investment income........................      (88,751)     (220,356)
Distribution to Trust Class Shareholders:
 From net investment income........................   (4,673,930)   (9,997,061)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................   (4,762,681)  (10,217,417)
                                                    ------------  ------------
Capital Transactions:
 Proceeds from shares issued.......................   32,069,805    63,862,444
 Dividends reinvested..............................      247,819       541,620
 Cost of shares redeemed...........................  (29,840,315)  (62,374,980)
                                                    ------------  ------------
Change in net assets from capital transactions.....    2,477,309     2,029,084
                                                    ------------  ------------
Change in net assets...............................    7,353,501     1,720,199
Net Assets:
 Beginning of period...............................  173,631,871   171,911,672
                                                    ------------  ------------
 End of period..................................... $180,985,372  $173,631,871
                                                    ============  ============
Share Transactions:
 Issued............................................    3,260,802     6,682,351
 Reinvested........................................       25,397        56,719
 Redeemed..........................................   (3,045,766)   (6,535,353)
                                                    ------------  ------------
Change in shares...................................      240,433       203,717
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Financial Highlights, Class A Shares

                           For the Six
                           Months Ended   For the Year Ended September 30,
                            March 31,    --------------------------------------
                               2001       2000    1999    1998    1997    1996
                           ------------  ------  ------  ------  ------  ------
                           (Unaudited)
Net Asset Value,
 Beginning of Period.....     $ 9.63     $ 9.65  $10.06  $ 9.76  $ 9.73  $ 9.88
                              ------     ------  ------  ------  ------  ------
Investment Activities
 Net investment income...       0.26       0.50    0.50    0.51    0.54    0.55
 Net realized and
  unrealized gains
  (losses) on
  investments............       0.28      (0.01)  (0.41)   0.30    0.03   (0.15)
                              ------     ------  ------  ------  ------  ------
 Total from Investment
  Activities.............       0.54       0.49    0.09    0.81    0.57    0.40
                              ------     ------  ------  ------  ------  ------
Distributions
 Net investment income...      (0.26)     (0.51)  (0.50)  (0.51)  (0.54)  (0.55)
                              ------     ------  ------  ------  ------  ------
 Total Distributions.....      (0.26)     (0.51)  (0.50)  (0.51)  (0.54)  (0.55)
                              ------     ------  ------  ------  ------  ------
Net Asset Value, End of
 Period..................     $ 9.91     $ 9.63  $ 9.65  $10.06  $ 9.76  $ 9.73
                              ======     ======  ======  ======  ======  ======
Total Return (excludes
 sales charge)...........       5.63%(a)   5.24%   0.95%   8.50%   6.07%   4.09%

Ratios/Supplementary
 Data:
Net Assets, End of Period
 (000)...................     $4,300     $3,270  $4,626  $4,476  $5,151  $6,356
Ratio of expenses to
 average net assets......       1.06%(b)   1.01%   1.02%   1.06%   1.11%   1.19%
Ratio of net investment
 income to average net
 assets..................       5.25%(b)   5.27%   5.04%   5.15%   5.60%   5.55%
Ratio of expenses to
 average net assets*.....       1.46%(b)   1.41%   1.42%   1.44%   1.46%   1.54%
Portfolio turnover (c)...      54.61%(a) 101.07%  99.99%  53.74%  87.99%  54.82%

* During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Financial Highlights, Trust Shares

                          For the Six
                          Months Ended        For the Year Ended September 30,
                           March 31,     -----------------------------------------------
                              2001         2000      1999      1998      1997     1996
                          ------------   --------  --------  --------  --------  -------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $   9.64     $   9.65  $  10.07  $   9.77  $   9.74  $  9.89
                            --------     --------  --------  --------  --------  -------
Investment Activities
 Net investment income..        0.27         0.52      0.53      0.53      0.57     0.57
 Net realized and
  unrealized gains
  (losses) on
  investments...........        0.28           --     (0.42)     0.30      0.03    (0.15)
                            --------     --------  --------  --------  --------  -------
 Total from Investment
  Activities............        0.55         0.52      0.11      0.83      0.60     0.42
                            --------     --------  --------  --------  --------  -------
Distributions
 Net investment income..       (0.27)       (0.53)    (0.53)    (0.53)    (0.57)   (0.57)
                            --------     --------  --------  --------  --------  -------
 Total Distributions....       (0.27)       (0.53)    (0.53)    (0.53)    (0.57)   (0.57)
                            --------     --------  --------  --------  --------  -------
Net Asset Value, End of
 Period.................    $   9.92     $   9.64  $   9.65  $  10.07  $   9.77  $  9.74
                            ========     ========  ========  ========  ========  =======
Total Return............        5.75%(a)     5.62%     1.10%     8.77%     6.33%    4.36%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $176,685     $170,362  $167,285  $157,329  $103,523  $62,621
Ratio of expenses to
 average net assets.....        0.81%(b)     0.76%     0.77%     0.81%     0.86%    0.93%
Ratio of net investment
 income to average net
 assets.................        5.51%(b)     5.52%     5.29%     5.40%     5.85%    5.81%
Ratio of expenses to
 average net assets*....        0.96%(b)     0.91%     0.92%     0.94%     0.96%    1.03%
Portfolio turnover (c)..       54.61%(a)   101.07%    99.99%    53.74%    87.99%   54.82%

* During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate U.S. Government Bond Fund                            March 31, 2001
                                                                     (Unaudited)

 Corporate Bonds (13.9%):

                                                       Principal     Market
                                                        Amount       Value
                                                      ----------- ------------
Banking & Finance (2.5%):
Citigroup, Inc., 7.25%, 10/1/10...................... $ 3,000,000 $  3,157,044
SunTrust Banks, 7.38%, 7/1/02........................   2,000,000    2,059,346
                                                                  ------------
                                                                     5,216,390
                                                                  ------------
Beverages (1.0%):
Anheuser-Busch Cos., 7.50%, 3/15/12..................   2,000,000    2,238,648
                                                                  ------------
Building/Construction Products (1.4%):
Vulcan Materials Co., 5.75%, 4/1/04..................   3,000,000    3,013,917
                                                                  ------------
Cosmetics/Personal Care (1.3%):
Kimberly-Clark Corp., 6.25%, 7/15/18.................   3,000,000    2,844,534
                                                                  ------------
Financial Services (5.3%):
AIG SunAmerica Global Financial, 5.85%, 2/1/06.......   4,000,000    4,056,060
Ford Motor Credit Co., 7.50%, 3/15/05................   3,000,000    3,138,774
Morgan Stanley Dean Witter, 7.75%, 6/15/05...........   4,000,000    4,284,776
                                                                  ------------
                                                                    11,479,610
                                                                  ------------
Utilities (2.4%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1..............................................   5,000,000    5,076,334
                                                                  ------------
TOTAL CORPORATE BONDS................................               29,869,433
                                                                  ------------

 Mortgage Securities (37.7%):

Federal Home Loan Mortgage Corp. (21.5%):
6.00%, 6/1/08, Pool # 124885.........................   2,386,723    2,410,468
6.50%, 4/1/11, Pool # E20235.........................   1,819,589    1,853,909
6.00%, 4/1/13, Pool # 251656.........................   2,833,914    2,838,304
6.50%, 5/1/13, Pool # E00548.........................   3,402,347    3,451,123
6.00%, 8/15/14, Series 2103 --
 Class TA, CMO.......................................   5,000,000    5,039,800
Fannie Mae, 7.25%, 1/15/10...........................   9,300,000   10,261,833
6.00%, 11/15/16, Series 2103 --
 Class PY, CMO.......................................   5,000,000    5,061,660
6.25%, 1/15/20, Series 1583 --
 Class G, CMO........................................   3,383,164    3,411,629
7.00%, 8/15/23, Series 1644 --
 Class I.............................................   5,000,000    5,185,800
6.00%, 2/1/31, Pool # CO1153.........................   6,993,960    6,826,994
                                                                  ------------
                                                                    46,341,520
                                                                  ------------
Federal National Mortgage Assoc. (11.7%):
6.00%, 11/1/13, Pool # 323363........................   3,822,939    3,828,861
6.00%, 7/25/19, Series 1999-27,
 Class -- CB, CMO....................................   5,000,000    5,059,099
6.13%, 12/18/21, Series 1998-24,
 Class -- QE, CMO....................................   5,000,000    5,028,750
6.00%, 11/18/22, Series 1998-36,
 Class -- PN, CMO....................................   5,000,000    5,008,986
7.00%, 4/1/24, Pool # 250005.........................   1,941,397    1,973,648
6.00%, 1/1/29, Pool # 252211.........................   4,347,655    4,248,472
                                                                  ------------
                                                                    25,147,816
                                                                  ------------

 Pass-through Mortgage Securities (Continued):

                                                       Principal     Market
                                                        Amount       Value
                                                      ----------- ------------
Government National Mortgage Assoc. (4.5%):
7.00%, 8/15/23, Pool # 354627........................ $ 2,289,961 $  2,336,104
6.50%, 3/20/31, Pool # 3053..........................   7,500,000    7,469,880
                                                                  ------------
                                                                     9,805,984
                                                                  ------------
TOTAL MORTGAGE SECURITIES............................               81,295,320
                                                                  ------------

 U.S. Government Agencies (13.8%):

Federal Home Loan Mortgage Corp. (6.3%):
6.25%, 10/15/02......................................   8,500,000    8,708,854
6.88%, 9/15/10.......................................   4,500,000    4,861,638
                                                                  ------------
                                                                    13,570,492
                                                                  ------------
Federal National Mortgage Assoc. (7.5%):
6.63%, 9/15/09.......................................  14,250,000   15,104,187
6.25%, 2/1/11........................................   1,000,000    1,013,999
                                                                  ------------
                                                                    16,118,186
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES.......................               29,688,678
                                                                  ------------

 U.S. Treasury Notes (17.5%):

5.88%, 11/15/04......................................  13,000,000   13,576,758
6.63%, 5/15/07.......................................  17,050,000   18,689,221
3.88%, 1/15/09.......................................   5,337,351    5,549,174
                                                                  ------------
TOTAL U.S. TREASURY NOTES............................               37,815,153
                                                                  ------------

 U.S. Treasury Bonds (14.6%):

7.50%, 11/15/16......................................  13,000,000   15,685,657
8.75%, 5/15/17.......................................   8,000,000   10,733,048
5.50%, 8/15/28.......................................   5,250,000    5,158,997
                                                                  ------------
TOTAL U.S. TREASURY BONDS............................               31,577,702
                                                                  ------------

 Investment Companies (1.7%):

Dreyfus Government Cash Management Money Market
 Fund................................................   3,759,969    3,759,969
                                                                  ------------
TOTAL INVESTMENT COMPANIES...........................                3,759,969
                                                                  ------------
TOTAL INVESTMENTS (Cost $206,486,127)(a) -- 99.2%....              214,006,255
Other assets in excess of
 liabilities -- 0.8%.................................                1,653,111
                                                                  ------------
NET ASSETS -- 100.0%.................................             $215,659,366
                                                                  ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $ 7,799,997
  Unrealized depreciation.........................................    (279,869)
                                                                   -----------
  Net unrealized depreciation..................................... $(7,520,128)
                                                                   ===========

CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate US Government Bond Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $206,486,127)....................  $214,006,255
Interest and dividends receivable............................     2,738,398
Receivable for capital shares issued.........................         2,735
Collateral for securities loaned.............................    62,090,878
Prepaid expenses and other...................................         3,460
                                                               ------------
 Total Assets................................................   278,841,726
                                                               ------------
Liabilities:
Dividends payable............................................       981,008
Payable for collateral received on loaned securities.........    62,090,878
Accrued expenses and other payables:
 Investment advisory fees....................................        90,914
 Administration, transfer agent and fund accounting fees.....         4,371
 Distribution fees...........................................         2,737
 Other.......................................................        12,452
                                                               ------------
 Total Liabilities...........................................    63,182,360
                                                               ------------
Net Assets:
Capital......................................................   210,415,524
Undistributed net investment income..........................       158,566
Net realized losses on investments...........................    (2,434,852)
Net unrealized appreciation on investments...................     7,520,128
                                                               ------------
Net Assets...................................................  $215,659,366
                                                               ============
Net Assets
 Class A.....................................................  $  3,058,417
 Class B.....................................................     2,498,178
 Class C.....................................................         1,009
 Trust Class.................................................   210,101,762
                                                               ------------
 Total.......................................................  $215,659,366
                                                               ============
Outstanding units of beneficial interest (shares)
 Class A.....................................................       301,129
 Class B.....................................................       246,640
 Class C.....................................................           100
 Trust Class.................................................    20,657,360
                                                               ------------
 Total.......................................................    21,205,229
                                                               ============
Net asset value
 Class A -- redemption price per share.......................  $      10.16
 Class B -- offering price per share*........................         10.13
 Class C -- offering price per share*........................         10.13
 Trust Class -- offering and redemption price per share......         10.17
                                                               ============
Maximum Sales Charge -- Class A..............................          5.75%
                                                               ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of
 net asset value adjusted to the nearest cent) per share --
 Class A.....................................................  $      10.78
                                                               ============

* Redemption price per share varies by the length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income...............................................     $ 6,212,393
Dividend income...............................................         103,411
Income from securities lending................................          33,618
                                                                   -----------
 Total Income.................................................       6,349,422
                                                                   -----------
Expenses:
Investment advisory fees......................................         598,093
Administration, transfer agent and fund accounting fees.......         249,205
Distribution fees -- Class A..................................           6,747
Distribution fees -- Class B..................................          12,002
Distribution fees -- Class C..................................               2
Custodian fees................................................           9,197
Trustees' fees and expenses...................................           2,666
Other.........................................................          73,900
                                                                   -----------
 Gross expenses...............................................         951,812
 Expenses waived..............................................        (103,054)
                                                                   -----------
 Total Expenses...............................................         848,758
                                                                   -----------
Net Investment Income.........................................       5,500,664
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments.............................       2,439,202
Net change in unrealized appreciation/depreciation on
 investments..................................................       6,271,155
                                                                   -----------
Net realized/unrealized gains on investments..................       8,710,357
                                                                   -----------
Change in net assets resulting from operations................     $14,211,021
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate US Government Bond Fund

 Statements of Changes in Net Assets

                                                    For the Six   For the Year
                                                    Months Ended     Ended
                                                     March 31,     September
                                                        2001        30, 2000
                                                    ------------  ------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $  5,500,664  $ 10,831,699
 Net realized gains (losses) on investments........    2,439,202    (4,732,828)
 Net change in unrealized appreciation/depreciation
  on investment transactions.......................    6,271,155     5,662,514
                                                    ------------  ------------
Change in net assets resulting from operations.....   14,211,021    11,761,385
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net investment income........................      (71,324)     (169,157)
 From net realized gains from investments..........           --        (8,879)
 In excess of net investment income................           --        (2,156)
Distributions to Class B Shareholders:
 From net investment income........................      (54,410)     (112,770)
 From net realized gains from investments..........           --        (6,993)
 In excess of net investment income................           --        (1,699)
Distributions to Class C Shareholders:
 From net investment income........................           (7)           --
Distribution to Trust Class Shareholders:
 From net investment income........................   (5,375,010)  (10,615,424)
 From net realized gains from investments..........           --      (520,884)
 In excess of net investment income................           --      (126,509)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................   (5,500,751)  (11,564,471)
                                                    ------------  ------------
Capital Transactions:
 Proceeds from shares issued.......................   60,601,453    69,855,170
 Dividends reinvested..............................    1,365,908     2,828,601
 Cost of shares redeemed...........................  (42,825,583) (104,477,671)
                                                    ------------  ------------
Change in net assets from capital transactions.....   19,141,778   (31,793,900)
                                                    ------------  ------------
Change in net assets...............................   27,852,048   (31,596,986)
Net Assets:
 Beginning of period...............................  187,807,318   219,404,304
                                                    ------------  ------------
 End of period..................................... $215,659,366  $187,807,318
                                                    ============  ============
Share Transactions:
 Issued............................................    6,015,329     7,320,995
 Reinvested........................................      137,115       295,135
 Redeemed..........................................   (4,257,179)  (10,882,404)
                                                    ------------  ------------
Change in shares...................................    1,895,265    (3,266,274)
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate US Government Bond Fund

 Financial Highlights, Class A Shares

                          For the Six
                          Months Ended   For the Year Ended September 30,
                           March 31,    ---------------------------------------
                              2001       2000    1999     1998    1997    1996
                          ------------  ------  ------   ------  ------  ------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....     $ 9.71     $ 9.70  $10.57   $ 9.84  $ 9.63  $ 9.88
                             ------     ------  ------   ------  ------  ------
Investment Activities
 Net investment income..       0.25       0.52    0.50     0.51    0.53    0.56
 Net realized and
  unrealized gains
  (losses) on
  investments...........       0.46       0.05   (0.76)    0.74    0.21   (0.25)
                             ------     ------  ------   ------  ------  ------
 Total from Investment
  Activities............       0.71       0.57   (0.26)    1.25    0.74    0.31
                             ------     ------  ------   ------  ------  ------
Distributions
 Net investment income..      (0.26)     (0.53)  (0.50)   (0.52)  (0.53)   0.56
 Net realized gains.....         --      (0.02)  (0.11)      --      --      --
 In excess of net
  realized gains........         --      (0.01)     --       --      --      --
                             ------     ------  ------   ------  ------  ------
 Total Distributions....      (0.26)     (0.56)  (0.61)   (0.52)  (0.53)   0.56
                             ------     ------  ------   ------  ------  ------
Net Asset Value, End of
 Period.................     $10.16     $ 9.71  $ 9.70   $10.57  $ 9.84  $ 9.63
                             ======     ======  ======   ======  ======  ======
Total Return (excludes
 sales charge)..........       7.41%(a)   6.09%  (2.49%)  13.07%   7.93%   3.17%

Ratios/Supplementary
 Data:
Net Assets, End of
 period (000)...........     $3,058     $2,579  $3,308   $4,562  $4,211  $3,659
Ratio of expenses to
 average net assets.....       1.10%(b)   1.08%   1.08%    1.09%   1.12%   1.13%
Ratio of net investment
 income to average net
 assets.................       5.33%(b)   5.46%   5.00%    5.10%   5.49%   5.68%
Ratio of expenses to
 average net assets*....       1.45%(b)   1.43%   1.43%    1.44%   1.47%   1.48%
Portfolio turnover (c)..      49.19%(a) 103.41%  73.46%   60.98%  62.45%  76.29%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate US Government Bond Fund

 Financial Highlights, Class B Shares

                          For the Six       For the Year Ended            January 1,
                          Months Ended         September 30,                1996 to
                           March 31,    -------------------------------  September 30,
                              2001       2000    1999     1998    1997     1996 (a)
                          ------------  ------  ------   ------  ------  -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....     $ 9.69     $ 9.68  $10.54   $ 9.81  $ 9.60     $10.17
                             ------     ------  ------   ------  ------     ------
Investment Activities
 Net investment income..       0.23       0.45    0.43     0.43    0.46       0.31
 Net realized and
  unrealized gains
  (losses) on
  investments...........       0.43       0.04   (0.75)    0.74    0.21      (0.57)
                             ------     ------  ------   ------  ------     ------
 Total from Investment
  Activities............       0.66       0.49   (0.32)    1.17    0.67      (0.26)
                             ------     ------  ------   ------  ------     ------
Distributions
 Net investment income..      (0.22)     (0.45)  (0.43)   (0.44)  (0.46)     (0.31)
 Net realized gains.....         --      (0.02)  (0.11)      --      --         --
 In excess of net
  realized gains........         --      (0.01)     --       --      --         --
                             ------     ------  ------   ------  ------     ------
 Total Distributions....      (0.22)     (0.48)  (0.54)   (0.44)  (0.46)     (0.31)
                             ------     ------  ------   ------  ------     ------
Net Asset Value, End of
 Period.................     $10.13     $ 9.69  $ 9.68   $10.54  $ 9.81     $ 9.60
                             ======     ======  ======   ======  ======     ======
Total Return (excludes
 redemption charge).....       6.91%(b)   5.31%  (3.13%)  12.26%   7.14%     (2.48%)(b)

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $2,498     $2,329  $2,679   $1,314  $  623     $  353
Ratio of expenses to
 average net assets.....       1.85%(c)   1.83%   1.83%    1.84%   1.87%      1.85%(c)
Ratio of net investment
 income to average net
 assets.................       4.58%(c)   4.71%   4.28%    4.34%   4.74%      5.01%(c)
Ratio of expenses to
 average net assets*....       1.95%(c)   1.93%   1.93%    1.94%   1.97%      1.95%(c)
Portfolio turnover (d)..      49.19%(b) 103.41%  73.46%   60.98%  62.45%     76.29%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate US Government Bond Fund

 Financial Highlights, Class C Shares

                                                                   February 1,
                                                                     2001 to
                                                                    March 31,
                                                                    2001 (a)
                                                                   -----------
                                                                   (Unaudited)
Net Asset Value, Beginning of Period..............................   $10.13
                                                                     ------
Investment Activities
 Net investment income............................................     0.07
                                                                     ------
 Total from Investment Activities.................................     0.07
                                                                     ------
Distributions
 Net investment income............................................    (0.07)
                                                                     ------
 Total Distributions..............................................    (0.07)
                                                                     ------
Net Asset Value, End of Period....................................   $10.13
                                                                     ======
Total Return (excludes redemption charge).........................     7.92%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................................   $    1
Ratio of expenses to average net assets...........................     1.82%(c)
Ratio of net investment income to average net assets..............     4.61%(c)
Ratio of expenses to average net assets*..........................     1.92%(c)
Portfolio turnover (d)............................................    49.19%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate US Government Bond Fund

 Financial Highlights, Trust Shares

                          For the Six
                          Months Ended         For the Year Ended September 30,
                           March 31,     -------------------------------------------------
                              2001         2000      1999       1998      1997      1996
                          ------------   --------  --------   --------  --------  --------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $   9.73     $   9.72  $  10.59   $   9.85  $   9.64  $   9.89
                            --------     --------  --------   --------  --------  --------
Investment Activities
 Net investment income..        0.28         0.55      0.53       0.54      0.56      0.58
 Net realized and
  unrealized gains
  (losses) on
  investments...........        0.44         0.04     (0.76)      0.75      0.21     (0.25)
                            --------     --------  --------   --------  --------  --------
 Total from Investment
  Activities............        0.72         0.59     (0.23)      1.29      0.77      0.33
                            --------     --------  --------   --------  --------  --------
Distributions
 Net investment income..       (0.28)       (0.55)    (0.53)     (0.55)    (0.56)     0.58
 Net realized gains.....          --        (0.02)    (0.11)        --        --        --
                            --------     --------  --------   --------  --------  --------
 Total Distributions....       (0.28)       (0.58)    (0.64)     (0.55)    (0.56)     0.58
                            --------     --------  --------   --------  --------  --------
Net Asset Value, End of
 Period.................    $  10.17     $   9.73  $   9.72   $  10.59  $   9.85  $   9.64
                            ========     ========  ========   ========  ========  ========
Total Return............        7.42%(b)     6.36%    (2.23%)    13.46%     8.20%     3.43%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $210,102     $182,899  $213,417   $186,256  $142,545  $119,633
Ratio of expenses to
 average net assets.....        0.84%(c)     0.83%     0.83%      0.84%     0.87%     0.87%
Ratio of net investment
 income to average net
 assets.................        5.58%(c)     5.71%     5.26%      5.35%     5.74%     5.94%
Ratio of expenses to
 average net assets*....        0.94%(c)     0.93%     0.93%      0.94%     0.97%     0.97%
Portfolio turnover (d)..       49.19%(b)   103.41%    73.46%     60.98%    62.45%    76.29%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate Corporate Bond Fund                                  March 31, 2001
                                                                     (Unaudited)

 Corporate Bonds (92.3%):

                                                        Principal    Market
                                                         Amount      Value
                                                       ---------- ------------
Automotive -- Finance (1.9%):
Ford Motor Credit Co., 7.88%, 6/15/10................. $2,000,000 $  2,139,112
                                                                  ------------
Banking & Finance (12.5%):
Citigroup, Inc., 7.25%, 10/1/10.......................  2,000,000    2,104,696
Bank of America Corp., 7.80%, 2/15/10.................  2,000,000    2,146,526
Bank of New York, 7.30%, 12/1/09......................  2,000,000    2,117,020
Bank One Corp., 7.63%, 8/1/05.........................  3,000,000    3,181,695
Mellon Bank NA, 6.50%, 8/1/05.........................  2,000,000    2,061,326
State Street Corp., 7.65%, 6/15/10....................  2,000,000    2,186,300
                                                                  ------------
                                                                    13,797,563
                                                                  ------------
Building/Construction Products (1.8%):
Vulcan Materials Co., 5.75%, 4/1/04...................  2,000,000    2,009,278
                                                                  ------------
Cable Television (2.9%):
Comcast Corp., 8.38%, 11/1/05.........................  3,000,000    3,272,604
                                                                  ------------
Chemicals (1.6%):
Dow Chemical Co., 7.38%, 11/1/29......................  1,750,000    1,831,478
                                                                  ------------
Computers (2.8%):
Sun Microsystems, Inc., 7.50%, 8/15/06................  3,000,000    3,114,981
                                                                  ------------
Cosmetics/Personal Care (0.9%):
Kimberly-Clark Corp., 6.25%, 7/15/18..................  1,000,000      948,178
                                                                  ------------
Diversified Manufacturing (2.7%):
Tyco International Group SA, 6.38%, 2/15/06...........  3,000,000    3,029,217
                                                                  ------------
Electronic Computers (2.1%):
IBM Corp., 8.38%, 11/1/19.............................  2,000,000    2,286,452
                                                                  ------------
Financial Services (19.9%):
AIG SunAmerica Global Financial, 5.85%, 2/1/06 (b)....  3,000,000    3,042,044
Athena Neuro Financial LLC, 7.25%, 2/21/08............  1,500,000    1,541,109
Fidelity Investment Corp., 7.57%, 6/15/29 (b).........  2,000,000    2,121,438
General Motors Acceptance Corp., 5.80%, 3/12/03.......  3,000,000    3,016,431
Heller Financial, Inc., 6.38%, 3/15/06................  3,000,000    3,028,518
Household Finance Corp., 6.50%, 11/15/08..............  2,000,000    1,989,450
Lehman Brothers Holdings, Inc., 8.25%, 6/15/07........  2,000,000    2,169,446
Morgan Stanley Dean Witter, 7.75%, 6/15/05............  2,000,000    2,142,388
National Rural Utilities Cooperative Finance Corp.,
 6.13%, 5/15/05.......................................  2,000,000    2,025,034
Qwest Capital Funding, 7.75%, 2/15/31 (b).............  1,000,000      994,856
                                                                  ------------
                                                                    22,070,714
                                                                  ------------

 Corporate Bonds, continued

                                                       Principal     Market
                                                         Amount      Value
                                                       ---------- ------------
Insurance (2.0%):
John Hancock Global Funding, 7.90%, 7/2/10 (b)........ $2,000,000 $  2,217,948
                                                                  ------------
Multimedia (2.9%):
Viacom, Inc., 7.70%, 7/30/10 (b)......................  3,000,000    3,262,449
                                                                  ------------
Newspapers (1.9%):
Tribune Co., 7.45%, 10/15/09..........................  2,000,000    2,096,214
                                                                  ------------
Petroleum (9.5%):
Burlington Resources, Inc., 6.68%, 2/15/11............  2,000,000    2,044,230
Coastal Corp., 7.50%, 8/15/06.........................  2,000,000    2,110,294
Enterprise Products Partners L.P., 7.50%, 2/1/11......  3,000,000    3,060,633
Phillips Pete, 8.50%, 5/25/05 ........................  3,000,000    3,298,368
                                                                  ------------
                                                                    10,513,525
                                                                  ------------
Pharmaceuticals (1.8%):
American Home Products, 5.88%, 3/15/04 (b)............  2,000,000    2,007,294
                                                                  ------------
Pipelines (2.8%):
El Paso Energy Corp., 8.63%, 5/1/02...................  1,000,000    1,033,782
Enron Corp., 7.13%, 5/15/07 ..........................  1,965,000    2,043,286
                                                                  ------------
                                                                     3,077,068
                                                                  ------------
Real Estate Investment Trust (2.5%):
Spieker Properties LP., 7.25%, 5/1/09.................  2,750,000    2,798,076
                                                                  ------------
Retail (3.0%):
Lowe's Companies, Inc., 8.25%, 6/1/10.................  3,000,000    3,342,972
                                                                  ------------
Retail -- Food Stores (1.8%):
Safeway, Inc., 7.25%, 2/1/31..........................  2,000,000    1,974,472
                                                                  ------------
Telecommunication -- Equipment (2.7%):
Motorola Inc., 7.63%, 11/15/10........................  3,000,000    2,954,940
                                                                  ------------
Telephone -- Integrated (5.9%):
Koninklijke KPN NV, 8.00%, 10/1/10 (b)................    500,000      479,271
SBC Communications, Inc., 6.13%, 2/15/08..............  1,000,000    1,003,112
Sprint Capital Corp., 7.63%, 1/30/11..................  3,000,000    3,035,862
WorldCom, Inc., 8.00%, 5/15/06........................  2,000,000    2,078,338
                                                                  ------------
                                                                     6,596,583
                                                                  ------------
Telephone -- Local (1.9%):
GTE California, Inc., 7.65%, 3/15/07..................  2,000,000    2,155,854
                                                                  ------------
Transportation (1.8%):
Norfolk Southern Corp., 6.95%, 5/1/02.................  2,000,000    2,032,198
                                                                  ------------
Utilities (2.7%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1...............................................  3,000,000    3,045,800
                                                                  ------------
TOTAL CORPORATE BONDS.................................             102,574,970
                                                                  ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate Corporate Bond Fund                                  March 31, 2001
                                                                     (Unaudited)


 U.S. Government Agencies -- (0.9%):

                                                         Principal    Market
                                                           Amount     Value
                                                         ---------- ----------
Federal National Mortgage Assoc. (0.9%): 5.00%,
 2/14/03................................................ $1,000,000 $1,006,748
                                                                    ----------
TOTAL U.S. GOVERNMENT AGENCIES..........................             1,006,748
                                                                    ----------

 U.S. Treasury Bond -- (0.5%):

7.50%, 11/15/16.........................................    500,000    603,295
                                                                    ----------
TOTAL U.S. TREASURY BOND................................               603,295
                                                                    ----------

 U.S. Treasury Note -- (0.2%):

5.75 %, 11/15/05........................................    250,000    262,148
                                                                    ----------
TOTAL U.S. TREASURY NOTE................................               262,148
                                                                    ----------

 Investment Companies -- (5.0%):

                                                        Principal    Market
                                                         Amount      Value
                                                        --------- ------------
Dreyfus Cash Management Money Market Fund.............. 1,786,784    1,786,784
Federated High Yield Trust.............................   568,394    3,819,607
                                                                  ------------
TOTAL INVESTMENT COMPANIES.............................              5,606,391
                                                                  ------------
TOTAL INVESTMENTS (Cost $106,414,132)(a) -- 98.9%......            110,053,552
Other assets in excess of
 liabilities -- 1.1%...................................              1,201,168
                                                                  ------------
NET ASSETS -- 100.0%...................................           $111,254,720
                                                                  ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $4,025,199
  Unrealized depreciation...........................................   (385,779)
                                                                     ----------
  Net unrealized appreciation....................................... $3,639,420
                                                                     ==========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The board of trustees has deemed these securities to be liquid.
NV -- Naamloze Vennootschap (Dutch Corp.).
SA -- Societe Anonyme (French Corp.).

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $106,414,132)........................ $110,053,552
Interest and dividends receivable................................    1,915,289
Collateral for securities loaned.................................    3,120,000
Prepaid expenses and other.......................................          494
                                                                  ------------
 Total Assets....................................................  115,089,335
                                                                  ------------
Liabilities:
Dividends payable................................................      584,371
Payable for collateral received on loaned securities.............    3,120,000
Accrued expenses and other payables:
 Investment advisory fees........................................       46,862
 Administration, transfer agent and fund accounting fees.........        2,273
 Distribution fees...............................................          250
 Other...........................................................       80,859
                                                                  ------------
 Total Liabilities...............................................    3,834,615
                                                                  ------------
Net Assets:
Capital..........................................................  106,383,342
Undistributed net investment income..............................       25,474
Net realized gains on investments................................    1,206,484
Net unrealized appreciation on investments.......................    3,639,420
                                                                  ------------
Net Assets....................................................... $111,254,720
                                                                  ============
Net Assets
 Class A......................................................... $    180,118
 Class B.........................................................      468,514
 Class C.........................................................        1,006
 Trust Class.....................................................  110,605,082
                                                                  ------------
 Total........................................................... $111,254,720
                                                                  ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................       17,301
 Class B.........................................................       44,996
 Class C.........................................................           96
 Trust Class.....................................................   10,626,778
                                                                  ------------
 Total...........................................................   10,689,171
                                                                  ============
Net asset value
 Class A -- redemption price per share........................... $      10.41
 Class B -- offering price per share*............................        10.41
 Class C -- offering price per share*............................        10.41
 Trust Class -- offering and redemption price per share..........        10.41
                                                                  ============
Maximum Sales Charge -- Class A..................................         5.75%
                                                                  ============
Maximum Offering Price per share (100%/(100% -Maximum Sales
 Charge) of net asset value adjusted to the nearest cent) per
 share -- Class A................................................ $      11.05
                                                                  ============

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income..........   $3,311,157
Dividend income..........      114,419
Income from securities
 lending.................        1,230
                            ----------
 Total Income............    3,426,806
                            ----------
Expenses:
Investment advisory
 fees....................      294,408
Administration, transfer
 agent and fund
 accounting fees.........      122,670
Distribution fees --
  Class A................          624
Distribution fees --
  Class B................          567
Distribution fees --
  Class C................            2
Custodian fees...........       11,419
Trustees' fees and
 expenses................        2,820
Other....................       74,800
                            ----------
 Gross expenses..........      507,310
 Expenses waived.........      (49,379)
                            ----------
 Total Expenses..........      457,931
                            ----------
Net Investment Income....    2,968,875
                            ----------
Realized/Unrealized Gains
 (Losses) on Investments:
Net realized gains on
 investments.............    1,942,874
Net change in unrealized
 appreciation/depreciation
 on investments..........    2,188,392
                            ----------
Net realized/unrealized
 gains on investments....    4,131,266
                            ----------
Change in net assets
 resulting from
 operations..............   $7,100,141
                            ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Statement of Changes in Net Assets

                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $  2,968,875  $  3,769,082
 Net realized gains (losses) on investments........    1,942,874      (713,070)
 Net change in unrealized appreciation/depreciation
  on investments...................................    2,188,392     1,451,028
                                                    ------------  ------------
Change in net assets resulting from operations.....    7,100,141     4,507,040
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net investment income........................       (7,221)       (7,804)
Distributions to Class B Shareholders:
 From net investment income........................       (2,953)       (1,465)
Distributions to Class C Shareholders:
 From net investment income........................           (8)           --
Distribution to Trust Class Shareholders:
 From net investment income........................   (2,958,707)   (3,759,816)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................   (2,968,889)   (3,769,085)
                                                    ------------  ------------
Capital Transactions:
 Proceeds from shares issued.......................   28,582,249    99,873,269
 Dividends reinvested..............................    1,208,683     1,987,177
 Cost of shares redeemed...........................  (12,075,337)  (13,190,528)
                                                    ------------  ------------
Change in net assets from capital transactions.....   17,715,595    88,669,918
                                                    ------------  ------------
Change in net assets...............................   21,846,847    89,407,873
Net Assets:
 Beginning of period...............................   89,407,873            --
                                                    ------------  ------------
 End of period..................................... $111,254,720  $ 89,407,873
                                                    ============  ============
Share Transactions:
 Issued............................................    2,788,021    10,097,810
 Reinvested........................................      118,939       202,566
 Redeemed..........................................   (1,177,262)   (1,340,904)
                                                    ------------  ------------
Change in shares...................................    1,729,698     8,959,472
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Class A Shares

                                                    For the Six    December 2,
                                                    Months Ended     1999 to
                                                     March 31,    September 30,
                                                        2001         2000(a)
                                                    ------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period...............    $ 9.98        $10.00
                                                       ------        ------
Investment Activities
 Net investment income.............................      0.29          0.50
 Net realized and unrealized gains (losses) on
  investments......................................      0.43         (0.02)
                                                       ------        ------
 Total from Investment Activities..................      0.72          0.48
                                                       ------        ------
Distributions
 Net investment income.............................     (0.29)        (0.50)
                                                       ------        ------
 Total Distributions...............................     (0.29)        (0.50)
                                                       ------        ------
Net Asset Value, End of Period.....................    $10.41        $ 9.98
                                                       ======        ======
Total Return (excludes sales charge)...............      7.34%(b)      4.97%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....................    $  180        $  236
Ratio of expenses to average net assets............      1.19%(c)      1.03%
Ratio of net investment loss to average net
 assets............................................      5.85%(c)      6.06%
Ratio of expenses to average net assets*...........      1.55%(c)      1.59%
Portfolio turnover (d).............................     78.82%(b)    186.79%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Class B Shares

                                                    For the Six    December 2,
                                                    Months Ended     1999 to
                                                     March 31,    September 30,
                                                        2001         2000(a)
                                                    ------------  -------------
                                                    (Unaudited)
Net Asset Value, Beginning of Period...............    $ 9.98        $10.00
                                                       ------        ------
Investment Activities
 Net investment income.............................      0.26          0.44
 Net realized and unrealized gains (losses) on
  investments......................................      0.43         (0.02)
                                                       ------        ------
 Total from Investment Activities..................      0.69          0.42
                                                       ------        ------
Distributions
 Net investment income.............................     (0.26)        (0.44)
                                                       ------        ------
 Total Distributions...............................     (0.26)        (0.44)
                                                       ------        ------
Net Asset Value, End of Period.....................    $10.41        $ 9.98
                                                       ======        ======
Total Return (excludes redemption charge)..........      6.96%(b)      4.41%

Ratios/Supplementary Data:
Net Assets, End of Period (000)....................    $  469        $   70
Ratio of expenses to average net assets............      1.89%(c)      1.75%
Ratio of net investment income to average net
 assets............................................      5.16%(c)      5.34%
Ratio of expenses to average net assets*...........      1.99%(c)      2.03%
Portfolio turnover (d).............................     78.82%(b)    186.79%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Class C Shares

                                                                   February 1,
                                                                     2001 to
                                                                    March 31,
                                                                    2001 (a)
                                                                   -----------
                                                                   (Unaudited)
Net Asset Value, Beginning of Period..............................   $10.44
                                                                     ------
Investment Activities
 Net investment income............................................     0.09
 Net realized and unrealized gains (losses) on investments........    (0.03)
                                                                     ------
 Total from Investment Activities.................................     0.06
                                                                     ------
Distributions
 Net investment income............................................    (0.09)
                                                                     ------
 Total Distributions..............................................    (0.09)
                                                                     ------
Net Asset Value, End of Period....................................   $10.41
                                                                     ======
Total Return (excludes redemption charge).........................     6.93%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................................   $    1
Ratio of expenses to average net assets...........................     1.87%(c)
Ratio of net investment income to average net assets..............     5.16%(c)
Ratio of expenses to average net assets*..........................     1.87%(c)
Portfolio turnover (d)............................................    78.82%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Trust Shares

                                                   For the Six     December 2,
                                                   Months Ended      1999 to
                                                    March 31,     September 30,
                                                       2001         2000 (a)
                                                   ------------   -------------
                                                   (Unaudited)
Net Asset Value, Beginning of Period..............   $   9.98        $ 10.00
                                                     --------        -------
Investment Activities
 Net investment income............................       0.31           0.51
 Net realized and unrealized gains (losses) on
  investments.....................................       0.43          (0.02)
                                                     --------        -------
 Total from Investment Activities.................       0.74           0.49
                                                     --------        -------
Distributions
 Net investment income............................      (0.31)         (0.51)
                                                     --------        -------
 Total Distributions..............................      (0.31)         (0.51)
                                                     --------        -------
Net Asset Value, End of Period....................   $  10.41        $  9.98
                                                     ========        =======
Total Return......................................       7.47%(b)       5.13%

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................   $110,605        $89,101
Ratio of expenses to average net assets...........       0.94%(c)       0.75%
Ratio of net investment income to average net
 assets...........................................       6.10%(c)       6.30%
Ratio of expenses to average net assets*..........       1.04%(c)       1.09%
Portfolio turnover (d)............................      78.82%(b)     186.79%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
North Carolina Intermediate Tax-Free Fund                         March 31, 2001
                                                                     (Unaudited)

 Municipal Bonds (98.5%):

                                                         Principal    Market
                                                           Amount      Value
                                                         ---------- -----------
North Carolina (98.5%):
Education Bonds (1.2%):
Johnston County, North Carolina, School & Museum
 Project, 5.50%, 8/1/10, Callable 8/1/09 @ 101, FSA....  $1,000,000 $ 1,097,650
                                                                    -----------
General Obligation Bonds (59.0%):
Bladen County, North Carolina, 5.60%, 5/1/11, Callable
 5/1/10 @ 100.5, FSA...................................   1,065,000   1,177,549
Buncombe County, North Carolina, 5.10%, 3/1/07.........   1,000,000   1,062,850
Buncombe County, North Carolina, Certificate of
 Participation, 5.00%, 12/1/05, AMBAC..................   1,000,000   1,054,350
Buncombe County, North Carolina, Series B, 5.00%,
 12/1/11, Callable 12/1/10 @ 100.5.....................   1,000,000   1,063,740
Cabarrus County, North Carolina, Certificate of
 Participation, 4.25%, 4/1/07..........................   1,000,000   1,010,560
Cabarrus County, North Carolina, 5.30%, 2/1/11,
 Callable 2/1/07 @ 102, MBIA...........................   1,000,000   1,068,710
Cabarrus County, North Carolina, 5.30%, 2/1/13,
 Callable 2/1/07 @ 102, MBIA...........................   1,500,000   1,584,510
Cabarrus County, North Carolina, Certificate of
 Participation, 4.00%, 4/1/06..........................   1,025,000   1,028,690
Cary, North Carolina, 4.00%, 2/1/04....................   1,765,000   1,787,610
Charlotte, North Carolina, 5.00%, 6/1/05...............   1,090,000   1,146,811
Charlotte, North Carolina, 5.50%, 6/1/09...............   1,460,000   1,602,715
Charlotte, North Carolina, Certificate of
 Participation, Equipment Acquisition, 5.25%, 3/1/04...   2,395,000   2,504,187
Cumberland County, North Carolina, 5.50%, 3/1/03.......   1,085,000   1,126,957
Cumberland County, North Carolina, 5.50%, 3/1/09.......   1,055,000   1,151,744
Gaston County, North Carolina, 5.50%, 5/1/09, Callable
 5/1/07 @ 101, FGIC....................................   1,000,000   1,085,280
High Point, North Carolina, Public Improvement, Series
 B, 5.40%, 6/1/07......................................   1,350,000   1,460,012
High Point, North Carolina, Public Improvement, Series
 B, 5.40%, 6/1/08......................................   1,350,000   1,465,844
Johnston County, North Carolina, 5.50%, 3/1/12,
 Callable 3/1/10 @ 101, FGIC...........................   1,000,000   1,093,370
Mecklenburg County, North Carolina, 5.00%, 4/1/07......   2,000,000   2,120,020
Mecklenburg County, North Carolina, Public Improvement,
 Series B, 5.00%, 2/1/04...............................   2,000,000   2,079,680

 Municipal Bonds, continued

                                                         Principal    Market
                                                           Amount      Value
                                                         ---------- -----------
General Obligation Bonds, continued
Mecklenburg County, North Carolina, Public Improvement,
 Series A, 5.00%, 2/1/06................................ $2,000,000 $ 2,109,540
Mecklenburg County, North Carolina, Public Improvement,
 Series D, 4.75%, 4/1/05................................  1,000,000   1,041,000
New Hanover County, North Carolina, Public Improvement,
 5.30%, 11/1/02.........................................  1,075,000   1,108,261
New Hanover County, North Carolina, Public Improvement,
 5.30%, 11/1/03.........................................  1,340,000   1,402,484
New Hanover County, North Carolina, Public Improvement,
 5.30%, 11/1/08.........................................  1,500,000   1,623,390
North Carolina State, Series A, 5.10%, 3/1/05...........  1,500,000   1,579,275
North Carolina State, 5.10%, 6/1/08, Callable 6/1/06 @
 101....................................................  2,000,000   2,119,940
North Carolina State, 5.10%, 6/1/09, Callable 6/1/06 @
 101.5..................................................  1,000,000   1,059,220
North Carolina State, Public Improvement, Series A,
 5.25%, 3/1/07..........................................  2,000,000   2,144,700
Orange County, North Carolina, Public Improvement,
 5.25%, 4/1/07..........................................  1,300,000   1,393,119
Orange County, North Carolina, Public Improvement,
 5.25%, 4/1/08..........................................  1,300,000   1,397,578
Randolph County, North Carolina, Certificate of
 Participation, 5.20%, 6/1/09, FSA......................  1,000,000   1,072,060
Randolph County, North Carolina, Certificate of
 Participation, 5.30%, 6/1/13, Callable 6/1/09 @ 101,
 FSA....................................................  1,750,000   1,848,735
Surry County, North Carolina, 6.25%, 4/1/01, AMBAC......    500,000     500,039
Union County, North Carolina, Series B, 5.30%, 3/1/13,
 Callable 3/1/09 @ 102, FGIC............................  1,000,000   1,067,240
Wake County, North Carolina, 5.30%, 2/1/11, Callable
 2/1/10 @ 100.5.........................................  1,000,000   1,085,310
Wake County, North Carolina, Public Improvement, 4.50%,
 3/1/04.................................................  1,500,000   1,540,830
Wake County, North Carolina, Series B, 4.50%, 2/1/05....  2,000,000   2,060,980
Wilmington, North Carolina, Series B, 5.00%, 4/1/08.....  1,000,000   1,059,300
Wilson, North Carolina, 5.00%, 6/1/10, AMBAC............  1,130,000   1,201,687
                                                                    -----------
                                                                     56,089,877
                                                                    -----------
Health Care Bonds (17.1%):
Cumberland County, North Carolina, Hospital Facilities,
 4.30%, 10/1/05.........................................  2,250,000   2,233,103
Cumberland County, North Carolina, Hospital Facilities,
 5.25%, 10/1/10, Callable 10/1/09 @ 101.................  1,000,000   1,024,050

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
North Carolina Intermediate Tax-Free Fund                         March 31, 2001
                                                                     (Unaudited)

 Municipal Bonds, continued

                                                          Principal    Market
                                                            Amount      Value
                                                          ---------- -----------
Health Care Bonds, continued
New Hanover County, North Carolina, Regional Medical
 Center Project, 5.25%, 10/1/12, Callable 10/1/09
 @ 101..................................................  $1,000,000 $ 1,059,350
North Carolina Medical Care Community Hospital, Gaston
 Health Care, 4.50%, 2/15/05............................   1,005,000   1,017,070
North Carolina Medical Care Community Hospital, Gaston
 Health Care, 4.63%, 2/15/07............................   1,100,000   1,112,067
North Carolina Medical Care Community Hospital, Pitt
 County Memorial Hospital, Series A, 5.00%, 12/1/07.....   1,600,000   1,672,752
North Carolina Medical Care, Common Health Care Revenue,
 Series A, 5.25%, 12/1/10, Callable 12/1/08 @ 101.......   1,220,000   1,287,393
North Carolina Medical Care, Common Health Revenue,
 5.25%, 5/1/09, Callable 5/1/07 @ 100...................   1,325,000   1,384,506
Pitt County, North Carolina, Memorial Hospital Revenue,
 5.50%, 12/1/15, Callable 12/1/05 @ 102.................   2,350,000   2,461,883
Wake County, North Carolina, Hospital Revenue, 5.13%,
 10/1/13................................................   2,850,000   3,030,148
                                                                     -----------
                                                                      16,282,322
                                                                     -----------
Transportation Bonds (1.6%):
Piedmont, North Carolina, Triad Airport Authority,
 Series A, 6.38%, 7/1/16, Callable 7/1/09 @ 101, FSA....   1,385,000   1,559,593
                                                                     -----------
Utility Bonds (19.6%):
Charlotte, North Carolina, Water & Sewer Systems, 5.60%,
 5/1/17.................................................   1,500,000   1,652,925
Charlotte, North Carolina, Water & Sewer Systems, 5.60%,
 5/1/21.................................................   1,000,000   1,101,950
Gastonia, North Carolina, Utilities System, 5.00%,
 5/1/10, MBIA...........................................   1,000,000   1,058,330
Guilford County, North Carolina, Water & Sewer, Series
 A, 5.00%, 10/1/07......................................   3,210,000   3,407,286

 Municipal Bonds, continued

                                                        Principal    Market
                                                          Amount      Value
                                                        ---------- -----------
Utility Bonds, continued
Guilford County, North Carolina, Water & Sewer, Series
 A, 5.00%, 10/1/09..................................... $2,500,000 $ 2,654,625
North Carolina, Eastern Municipal Power, Series A,
 5.00%, 1/1/17.........................................  1,600,000   1,630,176
North Carolina, Eastern Municipal Power, Series A,
 6.00%, 1/1/26, Prerefunded 1/1/22 @ 100...............  1,025,000   1,156,344
North Carolina, Municipal Power Agency, No. 1, Catawba
 Electric Revenue, 5.50%, 1/1/13.......................  2,025,000   2,216,342
North Carolina, Municipal Power Agency, No. 1, Catawba
 Electric Revenue, 5.50%, 1/1/13.......................  1,500,000   1,643,085
Wake County, North Carolina, Waste Management Project,
 5.00%, 2/1/05.........................................  2,030,000   2,124,943
                                                                   -----------
                                                                    18,646,006
                                                                   -----------
TOTAL MUNICIPAL BONDS..................................             93,675,448
                                                                   -----------

PNC North Carolina Blackrock Fund......................    418,720     418,720
                                                                   -----------
TOTAL INVESTMENT COMPANIES.............................                418,720
                                                                   -----------
TOTAL INVESTMENTS (Cost $90,065,988)(a) -- 98.9%.......             94,094,168
Other assets in excess of liabilities -- 1.1%..........              1,005,695
                                                                   -----------
NET ASSETS -- 100.0%...................................            $95,099,863
                                                                   ===========

 Investment Companies (0.4%):

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $4,029,540
  Unrealized depreciation...........................................     (1,360)
                                                                     ----------
  Net unrealized appreciation....................................... $4,028,180
                                                                     ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $90,065,988)........................... $94,094,168
Interest and dividends receivable..................................   1,373,955
Prepaid expenses and other.........................................       1,251
                                                                    -----------
 Total Assets......................................................  95,469,374
                                                                    -----------

Liabilities:
Dividends payable..................................................     307,354
Accrued expenses and other payables:
 Investment advisory fees..........................................      40,265
 Administration, transfer agent and fund accounting fees...........       1,556
 Distribution fees.................................................       1,601
 Other.............................................................      18,735
                                                                    -----------
 Total Liabilities.................................................     369,511
                                                                    -----------
Net Assets:
Capital............................................................  90,903,840
Undistributed net investment income................................      41,100
Net realized gains on investments..................................     126,743
Net unrealized appreciation on investments.........................   4,028,180
                                                                    -----------
Net Assets......................................................... $95,099,863
                                                                    ===========
Net Assets
 Class A........................................................... $12,798,821
 Trust Class.......................................................  82,301,042
                                                                    -----------
 Total............................................................. $95,099,863
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A...........................................................   1,231,055
 Trust Class.......................................................   7,914,525
                                                                    -----------
 Total.............................................................   9,145,580
                                                                    ===========
Net asset value
 Class A -- redemption price per share............................. $     10.40
 Trust Class -- offering and redemption price per share............       10.40
                                                                    ===========
Maximum Sales Charge -- Class A....................................       3.00%
                                                                    ===========
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A.... $     10.72
                                                                    ===========

 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income..........   $2,219,654
Dividend income..........       43,702
                            ----------
 Total Income............    2,263,356
                            ----------
Expenses:
Investment advisory
 fees....................      282,407
Administration, transfer
 agent and fund
 accounting fees.........      127,800
Distribution fees --
  Class A................       30,183
Custodian fees...........        6,119
Trustees' fees and
 expenses................        1,598
Other....................       26,523
                            ----------
 Gross expenses..........      474,630
 Expenses waived.........      (91,729)
                            ----------
 Total Expenses..........      382,901
                            ----------
Net Investment Income....    1,880,455
                            ----------
Realized/Unrealized Gains
 (Losses) on Investments:
Net realized gains on
 investments.............    1,182,247
Net change in unrealized
 appreciation/depreciation
 on investments..........    2,757,185
                            ----------
Net realized/unrealized
 gains on investments....    3,939,432
                            ----------
Change in net assets
 resulting from
 operations..............   $5,819,887
                            ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $  1,880,455  $  3,699,966
 Net realized gains (losses) on investments........    1,182,247      (868,485)
 Net change in unrealized appreciation/depreciation
  on investments...................................    2,757,185     1,687,863
                                                    ------------  ------------
Change in net assets resulting from operations.....    5,819,887     4,519,344
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net investment income........................     (233,178)     (490,454)
 In excess of net realized gains from investments..           --          (650)
Distribution to Trust Class Shareholders:
 From net investment income........................   (1,647,276)   (3,209,513)
 In excess of net realized gains from investments..           --        (3,505)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................   (1,880,454)   (3,704,122)
                                                    ------------  ------------
Capital Transactions:
 Proceeds from shares issued.......................    8,181,890    25,677,299
 Dividends reinvested..............................      184,216       412,504
 Cost of shares redeemed...........................  (10,118,388)  (18,099,806)
                                                    ------------  ------------
Change in net assets from capital transactions.....   (1,752,282)    7,989,997
                                                    ------------  ------------
Change in net assets...............................    2,187,151     8,805,219
Net Assets:
 Beginning of period...............................   92,912,712    84,107,493
                                                    ------------  ------------
 End of period..................................... $ 95,099,863  $ 92,912,712
                                                    ============  ============
Share Transactions:
 Issued............................................      799,647     2,609,364
 Reinvested........................................       18,121        42,009
 Redeemed..........................................     (986,390)   (1,843,031)
                                                    ------------  ------------
Change in Shares...................................     (168,622)      808,342
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Financial Highlights, Class A Shares

                          For the Six
                          Months Ended     For the Year Ended September 30,
                           March 31,     ------------------------------------------
                              2001        2000     1999      1998     1997    1996
                          ------------   -------  -------   -------  ------  ------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $  9.97      $  9.89  $ 10.52   $ 10.27  $10.05  $10.15
                            -------      -------  -------   -------  ------  ------
Investment Activities
 Net investment income..       0.20         0.40     0.40      0.42    0.40    0.36
 Net realized and
  unrealized gains
  (losses) on
  investments...........       0.43         0.08    (0.56)     0.25    0.22   (0.10)
                            -------      -------  -------   -------  ------  ------
 Total from Investment
  Activities............       0.63         0.48    (0.16)     0.67    0.62    0.26
                            -------      -------  -------   -------  ------  ------
Distributions
 Net investment income..      (0.20)       (0.40)   (0.40)    (0.42)  (0.40)  (0.36)
 Net realized gains.....         --           --    (0.05)       --      --      --
 In excess of net
  realized gains........         --           --    (0.02)       --      --      --
                            -------      -------  -------   -------  ------  ------
 Total Distributions....      (0.20)       (0.40)   (0.47)    (0.42)  (0.40)  (0.36)
                            -------      -------  -------   -------  ------  ------
Net Asset Value, End of
 Period.................    $ 10.40      $  9.97  $  9.89   $ 10.52  $10.27  $10.05
                            =======      =======  =======   =======  ======  ======
Total Return (excludes
 sales charge)..........       6.31%(a)     5.04%   (1.53%)    6.63%   6.28%   2.61%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $12,799      $11,403  $13,677   $11,592  $9,419  $9,261
Ratio of expenses to
 average net assets.....       0.94%(b)     0.95%    0.95%     0.96%   1.00%   1.11%
Ratio of net investment
 income to average net
 assets.................       3.86%(b)     4.12%    3.95%     4.03%   3.94%   3.58%
Ratio of expenses to
 average net assets*....       1.44%(b)     1.46%    1.47%     1.48%   1.50%   1.61%
Portfolio turnover (c)..      27.82%(a)    80.33%   39.70%    32.63%  16.98%  20.90%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)   Not annualized.
(b)   Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Financial Highlights, Trust Shares

                          For the Six
                          Months Ended      For the Year Ended September 30,
                           March 31,     --------------------------------------------
                              2001        2000     1999      1998     1997     1996
                          ------------   -------  -------   -------  -------  -------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $  9.98      $  9.89  $ 10.53   $ 10.27  $ 10.05  $ 10.15
                            -------      -------  -------   -------  -------  -------
Investment Activities
 Net investment loss....       0.20         0.42     0.42      0.43     0.41     0.38
 Net realized and
  unrealized gains
  (losses) on
  investments...........       0.42         0.09    (0.57)     0.26     0.22    (0.10)
                            -------      -------  -------   -------  -------  -------
 Total from Investment
  Activities............       0.62         0.51    (0.15)     0.69     0.63     0.28
                            -------      -------  -------   -------  -------  -------
Distributions
 Net investment income..      (0.20)       (0.42)   (0.42)    (0.43)   (0.41)   (0.38)
 Net realized gains.....         --           --    (0.05)       --       --       --
 In excess of net
  realized gains........         --           --    (0.02)       --       --       --
                            -------      -------  -------   -------  -------  -------
 Total Distributions....      (0.20)       (0.42)   (0.49)    (0.43)   (0.41)   (0.38)
                            -------      -------  -------   -------  -------  -------
Net Asset Value, End of
 Period.................    $ 10.40      $  9.98  $  9.89   $ 10.53  $ 10.27  $ 10.05
                            =======      =======  =======   =======  =======  =======
Total Return............       6.33%(a)     5.31%   (1.47)%    6.90%    6.43%    2.77%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $82,301      $81,510  $70,430   $73,454  $61,120  $28,443
Ratio of expenses to
 average net assets.....       0.79%(b)     0.80%    0.80%     0.81%    0.85%    0.96%
Ratio of net investment
 income to average net
 assets.................       4.01%(b)     4.27%    4.09%     4.18%    4.13%    3.72%
Ratio of expenses to
 average net assets*....       0.94%(b)     0.96%    0.98%     0.98%    1.00%    1.11%
Portfolio turnover (c)..      27.82%(a)    80.33%   39.70%    32.63%   16.98%   20.90%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)   Not annualized.
(b)   Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
South Carolina Intermediate Tax-Free Fund                         March 31, 2001
                                                                     (Unaudited)

 Municipal Bonds (97.1%):

                                                          Principal   Market
                                                           Amount      Value
                                                          --------- -----------
South Carolina (97.1%):
Education Bonds (41.5%):
Beaufort County, South Carolina, School District, Series
 C, 5.00%, 3/1/09.......................................  $500,000  $   529,805
Berkeley County, South Carolina, School District, 5.38%,
 4/1/09, Callable 4/1/08 @ 102, SCSDE...................   750,000      814,148
Berkeley County, South Carolina, School District, 5.38%,
 4/1/10, Callable 4/1/08 @ 102, SCSDE...................   500,000      543,115
Charleston County, South Carolina, School District,
 4.00%, 2/1/04, SCSDE...................................   600,000      608,010
Georgetown County, South Carolina, School District,
 5.50%, 3/1/08, SCSDE...................................   500,000      544,610
Greenville County, South Carolina, School District,
 4.20%, 3/1/03, SCSDE...................................   500,000      507,735
Lancaster County, South Carolina, School District,
 5.00%, 3/1/11, Callable 3/1/10 @ 101, SCSDE............   500,000      526,765
Lexington & Richland Counties, South Carolina, School
 District, 5.15%, 3/1/07, MBIA, SCSDE...................   500,000      530,835
South Carolina, State School Facilities, Series A,
 5.75%, 1/1/10..........................................   500,000      559,345
Spartanburg County, South Carolina, School District,
 5.25%, 5/1/10, SCSDE...................................   500,000      541,260
York County, South Carolina, School District, Series A,
 5.00%, 3/1/11, Callable 3/1/09 @ 101, SCSDE............   700,000      736,120
York County, South Carolina, School District, Series A,
 5.80%, 3/1/13, Callable 3/1/09 @ 101, SCSDE, FSA.......   500,000      550,750
                                                                    -----------
                                                                      6,992,498
                                                                    -----------
General Obligation Bonds (12.5%):
Greenville County, South Carolina, Courthouse Project,
 4.50%, 4/1/12..........................................   500,000      498,710
Horry County, South Carolina, 7.00%, 3/1/05.............   500,000      559,085
North Charleston, South Carolina, Coliseum & Convention
 Facilities Improvements, 4.50%, 9/1/04, MBIA...........   500,000      514,020
South Carolina, State Capital Improvements, 5.75%,
 8/1/05.................................................   500,000      542,145
                                                                    -----------
                                                                      2,113,960
                                                                    -----------
Health Care Bonds (6.3%):
Florence County, South Carolina, Regional Medical Center
 Project, 5.25%, 11/1/11, Callable 11/1/08 @ 102, MBIA..   500,000      531,320
South Carolina Jobs Economic Development-Anderson,
 5.50%, 2/1/11, Callable 2/1/09 @ 101, FSA..............   500,000      538,955
                                                                    -----------
                                                                      1,070,275
                                                                    -----------
Pollution Control Bonds (6.3%):
Charleston County, South Carolina, Solid Waste, 5.60%,
 1/1/04, MBIA...........................................   500,000      526,225

 Municipal Bonds, continued

                                                        Principal    Market
                                                          Amount      Value
                                                        ---------- -----------
Pollution Control Bonds, continued
Darlington County, South Carolina, Pollution Control,
 6.60%, 11/1/10, MBIA.................................  $  500,000 $   536,730
                                                                   -----------
                                                                     1,062,955
                                                                   -----------
Revenue Bonds (6.4%):
Tobacco Settlement Revenue Management, Series B,
 6.00%, 5/15/22.......................................     500,000     491,445
Winnsboro, South Carolina, Utility Revenue, 5.25%,
 8/15/14, MBIA........................................     550,000     587,659
                                                                   -----------
                                                                     1,079,104
                                                                   -----------
Transportation Bonds (4.5%):
South Carolina, Transportation Infrastructure, 5.25%,
 10/1/08, AMBAC.......................................     700,000     753,879
                                                                   -----------
Utility Bonds (19.6%):
Charleston, South Carolina, Waterworks & Sewer, 5.13%,
 1/1/12...............................................     375,000     397,406
Columbia, South Carolina, Waterworks & Sewer Systems,
 5.70%, 2/1/10........................................     500,000     553,845
Piedmont, Municipal Power Agency, South Carolina,
 5.40%, 1/1/07, MBIA..................................   1,000,000   1,077,640
Piedmont, Municipal Power Agency, South Carolina,
 5.50%, 1/1/13, MBIA..................................     200,000     219,236
South Carolina State Public Service, Series A, 5.38%,
 1/1/04, MBIA.........................................     500,000     523,300
South Carolina State Public Service, Series A, 5.50%,
 1/1/09, MBIA.........................................     500,000     542,945
                                                                   -----------
                                                                     3,314,372
                                                                   -----------
TOTAL MUNICIPAL BONDS.................................              16,387,043
                                                                   -----------
Dreyfus Muni Cash Management Fund.....................     430,203     430,203
Dreyfus Tax-Exempt Cash Management Money Market Fund..     451,333     451,332
                                                                   -----------
TOTAL INVESTMENT COMPANIES............................                 881,535
                                                                   -----------
TOTAL INVESTMENTS (Cost $16,559,014)(a) -- 102.3%.....              17,268,578
Liabilities in excess of other
 assets -- (2.3)%.....................................                (386,600)
                                                                   -----------
NET ASSETS -- 100.0%..................................             $16,881,978
                                                                   ===========

 Investment Companies (5.2%):

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $709,564
  Unrealized depreciation.............................................       --
                                                                       --------
  Net unrealized appreciation......................................... $709,564
                                                                       ========

AMBAC -- AMBAC Indemnity Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.
SCSDE -- South Carolina School District Enhancement.

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $16,559,014).......................... $17,268,578
Interest and dividends receivable.................................     183,427
Prepaid expenses and other........................................         274
                                                                   -----------
 Total Assets.....................................................  17,452,279
                                                                   -----------
Liabilities:
Dividends payable.................................................      55,345
Payable for investments purchased.................................     500,788
Accrued expenses and other payables:
 Investment advisory fees.........................................       4,254
 Administration, transfer agent and fund accounting fees..........         205
 Distribution fees................................................         182
 Other............................................................       9,527
                                                                   -----------
 Total Liabilities................................................     570,301
                                                                   -----------
Net Assets:
Capital...........................................................  16,413,400
Undistributed net investment income...............................       2,796
Net realized losses on investments................................    (243,782)
Unrealizied appreciation on investments...........................     709,564
                                                                   -----------
Net Assets........................................................ $16,881,978
                                                                   ===========
Net Assets
 Class A.......................................................... $ 1,430,851
 Trust Class......................................................  15,451,127
                                                                   -----------
 Total............................................................ $16,881,978
                                                                   ===========
Outstanding units of beneficial interest (shares)
 Class A..........................................................     138,770
 Trust Class......................................................   1,507,623
                                                                   -----------
 Total............................................................   1,646,393
                                                                   ===========
Net asset value
 Class A -- redemption price per share............................ $     10.31
 Trust Class -- offering and redemption price per share...........       10.25
                                                                   ===========
Maximum Sales Charge -- Class A...................................        3.00%
                                                                   ===========
Maximum Offering Price (100%/(100% -Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A... $     10.63
                                                                   ===========

 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income....................................................... $371,799
Dividend income.......................................................    7,828
                                                                       --------
 Total Income:                                                          379,627
                                                                       --------
Expenses:
Investment advisory fees..............................................   48,423
Administration, transfer agent and fund accounting fees...............   20,176
Distribution fees -- Class A..........................................    3,353
Custodian fees........................................................    6,453
Trustees' fees and expenses...........................................      402
Other.................................................................   19,982
                                                                       --------
 Gross expenses.......................................................   98,789
 Expenses waived......................................................  (34,629)
                                                                       --------
 Total Expenses.......................................................   64,160
                                                                       --------
Net Investment Income.................................................  315,467
                                                                       --------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments.....................................  137,439
Net change in unrealized appreciation/depreciation on investments.....  528,064
                                                                       --------
Net realized/unrealized gains on investments..........................  665,503
                                                                       --------
Change in net assets resulting from operations........................ $980,970
                                                                       ========

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                    For the Six   For the Year
                                                    Months Ended      Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $   315,467    $   681,623
 Net realized gains (losses) on investments........     137,439       (346,477)
 Net change in unrealized appreciation/depreciation
  on investments...................................     528,064        504,338
                                                    -----------    -----------
Change in net assets resulting from operations.....     980,970        839,484
                                                    -----------    -----------
Distributions to Class A Shareholders:
 From net investment income........................     (25,295)       (46,028)
Distribution to Trust Class Shareholders:
 From net investment income........................    (290,174)      (635,595)
                                                    -----------    -----------
Change in net assets from shareholder
 distributions.....................................    (315,469)      (681,623)
                                                    -----------    -----------
Capital Transactions:
 Proceeds from shares issued.......................   1,371,092      1,686,232
 Dividends reinvested..............................      23,138         42,426
 Cost of shares redeemed...........................    (814,395)    (3,704,983)
                                                    -----------    -----------
Change in net assets from capital transactions.....     579,835     (1,976,325)
                                                    -----------    -----------
Change in net assets...............................   1,245,336     (1,818,464)
Net Assets:
 Beginning of period...............................  15,636,642     17,455,106
                                                    -----------    -----------
 End of period..................................... $16,881,978    $15,636,642
                                                    ===========    ===========
Share Transactions:
 Issued............................................     136,583        174,073
 Reinvested........................................       2,295          4,359
 Redeemed..........................................     (81,308)      (380,633)
                                                    -----------    -----------
Change in shares...................................      57,570        202,201
                                                    ===========    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Financial Highlights, Class A Shares

                              For the Six   For the Year Ended      October 20,
                              Months Ended     September 30,          1997 to
                               March 31,    --------------------   September 30,
                                  2001        2000       1999        1998 (a)
                              ------------  ---------  ---------   -------------
                              (Unaudited)
Net Asset Value, Beginning
 of Period..................     $ 9.90     $    9.80  $   10.47      $10.00
                                 ------     ---------  ---------      ------
Investment Activities
 Net investment income......       0.19          0.39       0.38        0.31
 Net realized and unrealized
  gains (losses) on
  investments...............       0.41          0.10      (0.59)       0.47
                                 ------     ---------  ---------      ------
 Total from Investment
  Activities................       0.60          0.49      (0.21)       0.78
                                 ------     ---------  ---------      ------
Distributions
 Net investment income......      (0.19)        (0.39)     (0.38)      (0.31)
 Net realized gains.........         --            --      (0.06)         --
 In excess of net realized
  gains.....................         --            --      (0.02)         --
                                 ------     ---------  ---------      ------
 Total Distributions........      (0.19)        (0.39)     (0.46)      (0.31)
                                 ------     ---------  ---------      ------
Net Asset Value, End of
 Period.....................     $10.31     $    9.90  $    9.80      $10.47
                                 ======     =========  =========      ======
Total Return (excludes sales
 charge)....................       6.11%(b)      5.10%     (2.09)%      7.91%(b)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000)......................     $1,431     $   1,251  $   1,160      $  297
Ratio of expenses to average
 net assets.................       0.93%(c)      0.90%      0.97%       1.04%(c)
Ratio of net investment
 income to average net
 assets.....................       3.76%(c)      3.97%      3.72%       3.85%(c)
Ratio of expenses to average
 net assets*................       1.68%(c)      1.72%      1.91%       1.97%(c)
Portfolio turnover (d)......      24.41%(b)     84.20%     71.96%      58.80%(b)

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Financial Highlights, Trust Shares

                                                For the Year
                                For the Six    Ended September     October 20,
                                Months Ended         30,             1997 to
                                 March 31,     ----------------   September 30,
                                    2001        2000     1999       1998 (a)
                                ------------   -------  -------   -------------
                                (Unaudited)
Net Asset Value, Beginning of
 Period........................   $  9.84      $  9.74  $ 10.41      $ 10.00
                                  -------      -------  -------      -------
Investment Activities
 Net investment income.........      0.20         0.40     0.39         0.38
 Net realized and unrealized
  gains (losses) on
  investments..................      0.41         0.10    (0.59)        0.41
                                  -------      -------  -------      -------
 Total from Investment
  Activities...................      0.61         0.50    (0.20)        0.79
                                  -------      -------  -------      -------
Distributions
 Net investment income.........     (0.20)       (0.40)   (0.39)       (0.38)
 Net realized gains............        --           --    (0.06)          --
 In excess of net realized
  gains........................        --           --    (0.02)          --
                                  -------      -------  -------      -------
 Total Distributions...........     (0.20)       (0.40)   (0.47)       (0.38)
                                  -------      -------  -------      -------
Net Asset Value, End of
 Period........................   $ 10.25      $  9.84  $  9.74      $ 10.41
                                  =======      =======  =======      =======
Total Return...................      6.21%(b)     5.27%   (1.98)%       8.02%(b)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000).........................   $15,451      $14,386  $16,295      $18,242
Ratio of expenses to average
 net assets....................      0.78%(c)     0.75%    0.82%        0.88%(c)
Ratio of net investment income
 to average net assets.........      3.91%(c)     4.11%    3.86%        3.88%(c)
Ratio of expenses to average
 net assets*...................      1.18%(c)     1.22%    1.41%        1.39%(c)
Portfolio turnover (d).........     24.41%(b)    84.20%   71.96%       58.80%(b)

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Virginia Intermediate Tax-Free Fund                               March 31, 2001
                                                                     (Unaudited)

 Municipal Bonds (98.7%):

                                                         Principal    Market
                                                           Amount      Value
                                                         ---------- -----------
Virginia (96.4%):
Education Bonds (12.7%):
Hampton Roads, Virginia, Medical College, Series A,
 6.50%, 11/15/04, Callable 11/15/01 @ 102..............  $  810,000 $   839,670
Virginia College Building Authority, 5.50%, 4/1/10.....   1,000,000   1,091,920
Virginia State Public School Authority, 6.13%, 1/1/03,
 Callable 1/1/02 @ 102.................................   1,000,000   1,039,630
Virginia State Public School Authority, 6.25%, 1/1/04,
 Callable 1/1/02 @ 102.................................   1,000,000   1,040,820
Virginia State Public School Authority, Series B,
 5.25%, 8/1/10, Callable 8/1/09 @ 101..................   1,000,000   1,080,950
Virginia State Public School Authority, Series I,
 5.25%, 8/1/10.........................................   2,050,000   2,217,997
Virginia State Public School Authority, Series I,
 5.00%, 8/1/11, Callable 8/1/07 @ 101..................   1,125,000   1,178,078
Virginia University, Series A, 5.00%, 6/1/06...........   1,050,000   1,111,614
                                                                    -----------
                                                                      9,600,679
                                                                    -----------
General Obligation Bonds (60.3%):
Alexandria, Virginia, Public Improvement, 5.00%,
 6/15/07...............................................   1,335,000   1,423,537
Alexandria, Virginia, Public Improvement, 5.00%,
 6/15/08...............................................   2,985,000   3,189,443
Arlington County, Virginia, 5.00%, 6/1/07..............   1,000,000   1,065,960
Arlington County, Virginia, 5.13%, 6/1/11, Callable
 6/1/09 @ 100..........................................   1,000,000   1,065,560
Arlington County, Virginia, 5.00%, 10/1/12, Callable
 10/1/08 @ 101.........................................   1,000,000   1,051,750
Chesapeake, Virginia, 5.00%, 5/1/04....................   1,175,000   1,227,147
Chesterfield County, Virginia, 4.30%, 1/15/07..........   1,355,000   1,390,569
Chesterfield County, Virginia, 4.30%, 1/15/08..........   1,930,000   1,975,587
Fairfax County, Virginia, Series B, 5.50%, 12/1/07.....   1,000,000   1,098,030
Fairfax County, Virginia, Public Improvement, Series B,
 5.00%, 12/1/04........................................   1,000,000   1,052,950
Fairfax County, Virginia, Public Improvement, Series A,
 5.00%, 6/1/09, Callable 6/1/08 @ 102..................   2,000,000   2,133,800
Loudoun County, Virginia, Series B, 5.25%, 12/1/15.....   1,000,000   1,065,420
Loudoun County, Virginia, Public Improvement, Series C,
 5.00%, 12/1/05........................................   1,000,000   1,060,510
Manassas, Virginia, 5.25%, 1/1/11, Callable 1/1/08 @
 102...................................................   1,200,000   1,291,416
Newport News, Virginia, 5.00%, 1/15/07.................   1,000,000   1,059,670

 Municipal Bonds, continued

                                                         Principal    Market
                                                           Amount      Value
                                                         ---------- -----------
General Obligation Bonds, continued
Newport News, Virginia, Series A, 5.50%, 5/1/13,
 Callable 5/1/10 @ 102.................................  $1,845,000 $ 2,024,814
Norfolk, Virginia, Capital Improvements, 5.38%, 6/1/05,
 FGIC..................................................   1,840,000   1,965,304
Richmond, Virginia, 5.25%, 1/15/09.....................   1,500,000   1,619,160
Richmond, Virginia, Public Improvement, Series A,
 5.45%, 1/15/08........................................   2,500,000   2,712,025
Riverside, Virginia, Correctional Facilities
 Improvements, 5.88%, 7/1/14, Prerefunded 7/1/05 @ 102,
 MBIA..................................................   1,000,000   1,104,410
Spotsylvania County, Virginia, 5.50%, 7/15/12, FSA.....   2,925,000   3,238,940
Virginia Beach, Virginia, Public Improvement, 5.25%,
 8/1/06................................................   1,000,000   1,073,380
Virginia Beach, Virginia, Public Improvement, 5.25%,
 8/1/07................................................   1,200,000   1,294,296
Virginia Beach, Virginia, Public Improvement, 5.25%,
 3/1/08................................................   1,000,000   1,078,000
Virginia Beach, Virginia, Public Improvement, 5.25%,
 3/1/11, Callable 3/1/10 @ 101.........................   3,205,000   3,475,213
Virginia State, 5.00%, 6/1/04..........................   2,000,000   2,093,440
Virginia State, 5.50%, 6/1/07..........................   1,210,000   1,322,808
Virginia State Building Authority, 5.00%, 8/1/05.......   1,200,000   1,265,352
                                                                    -----------
                                                                     45,418,491
                                                                    -----------
Health Care Bonds (6.6%):
Danville, Virginia, Industrial Development Authority,
 Regional Medical Center, 5.00%, 10/1/07, AMBAC........   1,160,000   1,227,883
Norfolk, Virginia, Industrial Development Authority,
 Daughters Charity Hospital, 6.50%, 12/1/07, Callable
 12/1/02 @ 102.........................................   1,000,000   1,070,780
Virginia Beach, Virginia, Industrial Development
 Authority, Sentara Health Systems, 5.25%, 11/1/09,
 Callable 11/1/08 @ 101................................   1,000,000   1,070,530
Winchester, Virginia, Industrial Development,
 Winchester Medical Center, 5.25%, 1/1/06, Callable
 1/1/04 @ 102, AMBAC...................................   1,500,000   1,579,260
                                                                    -----------
                                                                      4,948,453
                                                                    -----------
Housing Bonds (1.5%):
Virginia State Building Authority, Series A, 5.13%,
 8/1/06................................................   1,075,000   1,146,369
                                                                    -----------
Transportation Bonds (6.4%):
Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%,
 7/1/06, Callable 7/1/05 @ 102, FGIC...................   2,400,000   2,598,408

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Virginia Intermediate Tax-Free Fund                               March 31, 2001
                                                                     (Unaudited)

 Municipal Bonds, continued

                                                         Principal    Market
                                                           Amount      Value
                                                         ---------- -----------
Transportation Bonds, continued
Fairfax County, Virginia, Economic Development
 Authority, 1st Series, 5.25%, 9/1/10, Callable 9/1/09
 @ 102.................................................. $1,000,000 $ 1,081,760
Virginia Commonwealth, 5.75%, 5/15/09...................  1,000,000   1,112,990
                                                                    -----------
                                                                      4,793,158
                                                                    -----------
Utility Bonds (9.0%):
Fairfax County, Virginia, Water Authority, 5.00%,
 4/1/21, Callable 4/1/17 @ 100..........................  1,125,000   1,127,824
Henrico County, Virginia, Water & Sewer, 5.25%, 5/1/11,
 Callable 5/1/09 @ 102..................................  1,310,000   1,415,389
Loudoun County, Virginia, Water & Sewer, 5.75%, 1/1/11,
 FSA....................................................  1,000,000   1,122,070
Norfolk, Virginia, Water Revenue, 5.13%, 11/1/11,
 Callable 11/1/08 @ 101, FSA............................  1,030,000   1,093,376
Richmond, Virginia, Public Utilities, Series A, 4.20%,
 1/15/03................................................  1,000,000   1,013,230
Virginia, Southeastern Public Service Authority, 5.00%,
 7/1/15, AMBAC..........................................  1,000,000   1,038,220
                                                                    -----------
                                                                      6,810,109
                                                                    -----------

 Municipal Bonds, continued

                                                        Principal    Market
                                                          Amount      Value
                                                        ---------- -----------
Washington D.C. (2.3%):
Transportation Bonds (2.3%):
Washington DC, Metropolitan Transportation Authority,
 6.00%, 7/1/09, FGIC................................... $1,500,000 $ 1,684,335
                                                                   -----------
TOTAL MUNICIPAL BONDS..................................             74,401,594
                                                                   -----------

 Money Market (0.4%):

PNC Virginia Blackrock Fund #77........................    329,921     329,921
                                                                   -----------
TOTAL MONEY MARKET.....................................                329,921
                                                                   -----------
TOTAL INVESTMENTS (Cost $71,073,572)(a) -- 99.1%.......             74,731,515
Other assets in excess of
 liabilities -- 0.9%...................................                686,306
                                                                   -----------
NET ASSETS -- 100.0%...................................            $75,417,821
                                                                   ===========

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $3,667,346
  Unrealized depreciation...........................................     (9,403)
                                                                     ----------
  Net unrealized appreciation....................................... $3,657,943
                                                                     ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $71,073,572).......................... $74,731,515
Interest and dividends receivable.................................     997,351
Prepaid expenses and other........................................       1,216
                                                                   -----------
 Total Assets.....................................................  75,730,082
                                                                   -----------

Liabilities:
Dividends payable.................................................     246,503
 Investment advisory fees.........................................      32,305
 Administration, transfer agent and fund accounting fees..........       1,248
 Distribution fees................................................          41
 Other............................................................      32,164
                                                                   -----------
 Total Liabilities................................................     312,261
                                                                   -----------
Net Assets:
Capital...........................................................  72,292,935
Undistributed net investment income...............................      25,536
Net realized loss on investments..................................    (558,593)
Unrealized appreciation on investment transactions................   3,657,943
                                                                   -----------
Net Assets........................................................ $75,417,821
                                                                   ===========
Net Assets
 Class A.......................................................... $   323,946
 Trust Class......................................................  75,093,875
                                                                   -----------
 Total............................................................ $75,417,821
                                                                   ===========
Outstanding units of beneficial interest (shares)
 Class A..........................................................      28,292
 Trust Class......................................................   6,559,475
                                                                   -----------
 Total............................................................   6,587,767
                                                                   ===========
Net asset value
 Class A -- redemption price per share............................ $     11.45
 Trust Class -- offering and redemption price per share...........       11.45
                                                                   ===========
Maximum Sales Charge -- Class A...................................        3.00%
                                                                   ===========
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share --Class A.... $     11.80
                                                                   ===========

 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income..........   $1,760,488
Dividend income..........       30,875
                            ----------
 Total Income............    1,791,363
                            ----------
Expenses:
Investment advisory
 fees....................      226,051
Administration, transfer
 agent and fund
 accounting fees.........       94,188
Distribution fees --
  Class A................          570
Custodian fees...........        7,215
Trustees' fees and
 expenses................        1,996
Other....................       40,858
                            ----------
 Gross expenses..........      370,878
 Expenses waived.........      (56,912)
                            ----------
 Total Expenses..........      313,966
                            ----------
Net Investment Income....    1,477,397
                            ----------
Realized/Unrealized Gains
 (Losses) on Investments:
Net realized gains on
 investments.............      587,520
Net change in unrealized
 appreciation/depreciation
 on investments..........    2,687,288
                            ----------
Net realized/unrealized
 gains on investments....    3,274,808
                            ----------
Change in net assets
 resulting from
 operations..............   $4,752,205
                            ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                     For the Six     For the
                                                    Months  Ended  Year Ended
                                                      March 31,   September 30,
                                                        2001          2000
                                                    ------------- -------------
                                                     (Unaudited)
From Investment Activities:
Operations:
 Net investment income.............................  $ 1,477,397  $  3,355,132
 Net realized gains (losses) on investments........      587,520      (932,244)
 Net change in unrealized appreciation/depreciation
  on investments...................................    2,687,288     1,645,785
                                                     -----------  ------------
Change in net assets resulting from operations.....    4,752,205     4,068,673
                                                     -----------  ------------
Distributions to Class A Shareholders:
 From net investment income........................       (4,305)       (4,282)
Distribution to Trust Class Shareholders:
 From net investment income........................   (1,473,079)   (3,350,850)
                                                     -----------  ------------
Change in net assets from shareholder
 distributions.....................................   (1,477,384)   (3,355,132)
                                                     -----------  ------------
Capital Transactions:
 Proceeds from shares issued.......................    4,000,167    10,073,171
 Dividends reinvested..............................        3,421         2,875
 Cost of shares redeemed...........................   (9,767,081)  (12,310,550)
                                                     -----------  ------------
Change in net assets from capital transactions.....   (5,763,493)   (2,234,504)
                                                     -----------  ------------
Change in net assets...............................   (2,488,672)   (1,520,963)
Net Assets:
 Beginning of period...............................   77,906,493    79,427,456
                                                     -----------  ------------
 End of period.....................................  $75,417,821  $ 77,906,493
                                                     ===========  ============
Share Transactions:
 Issued............................................      356,519       932,917
 Reinvested........................................          306           266
 Redeemed..........................................     (877,233)   (1,138,945)
                                                     -----------  ------------
Change in shares...................................     (520,408)     (205,762)
                                                     ===========  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Financial Highlights, Class A Shares

                                     For the Six      For the       May 17,
                                     Months Ended   Year Ended      1999 to
                                      March 31,    September 30, September 30,
                                         2001          2000        1999 (a)
                                     ------------  ------------- -------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................    $10.96        $10.86        $11.24
                                        ------        ------        ------
Investment Activities
 Net investment income..............      0.21          0.45          0.30
 Net realized and unrealized gains
  (losses) on investments...........      0.49          0.10         (0.38)
                                        ------        ------        ------
 Total from Investment Activities...      0.70          0.55         (0.08)
                                        ------        ------        ------
Distributions
 Net investment income..............     (0.21)        (0.45)        (0.30)
                                        ------        ------        ------
 Total Distributions................     (0.21)        (0.45)        (0.30)
                                        ------        ------        ------
Net Asset Value, End of Period......    $11.45        $10.96        $10.86
                                        ======        ======        ======
Total Return (excludes sales
 charge)............................      6.45%(b)      5.22%        (0.66)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).....    $  324        $  180        $   74
Ratio of expenses to average net
 assets.............................      0.98%(c)      0.93%         1.00%(c)
Ratio of net investment income to
 average net assets.................      3.76%(c)      4.15%         4.05%(c)
Ratio of expenses to average net
 assets*............................      1.47%(c)      1.40%         1.51%(c)
Portfolio turnover (d)..............     20.08%(b)     64.45%        27.05%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fees had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Financial Highlights, Trust Shares

                                    For the Six       For the       May 17,
                                    Months Ended    Year Ended      1999 to
                                     March 31,     September 30, September 30,
                                        2001           2000        1999 (a)
                                    ------------   ------------- -------------
                                    (Unaudited)
Net Asset Value, Beginning of
 Period............................   $ 10.96         $ 10.86       $ 11.24
                                      -------         -------       -------
Investment Activities
 Net investment income.............      0.22            0.46          0.17
 Net realized and unrealized gains
  (losses) on investments..........      0.49            0.10         (0.38)
                                      -------         -------       -------
 Total from Investment Activities..      0.71            0.56         (0.21)
                                      -------         -------       -------
Distributions
 Net investment income.............     (0.22)          (0.46)        (0.17)
                                      -------         -------       -------
 Total Distributions...............     (0.22)          (0.46)        (0.17)
                                      -------         -------       -------
Net Asset Value, End of Period.....   $ 11.45         $ 10.96       $ 10.86
                                      =======         =======       =======
Total Return.......................      6.52%(b)        5.35%        (1.77)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)....   $75,094         $77,727       $79,353
Ratio of expenses to average net
 assets............................      0.83%(c)        0.78%         0.88%(c)
Ratio of net investment income to
 average net assets................      3.92%(c)        4.30%         4.18%(c)
Ratio of expenses to average net
 assets*...........................      0.98%(c)        0.90%         0.99%(c)
Portfolio turnover (d).............     20.08%(b)       64.45%        27.05%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fees had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Balanced Fund                                                     March 31, 2001
                                                                     (Unaudited)

 Common Stocks (61.7%):

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Aerospace/Defense (1.0%):
Parker-Hannifin Corp.....................................    17,000 $    675,240
Raytheon Co. -- Class A..................................    17,000      496,400
                                                                    ------------
                                                                       1,171,640
                                                                    ------------
Analytical Instruments (0.3%):
Waters Corp. (b).........................................     8,500      394,825
                                                                    ------------
Apparel (0.6%):
V.F. Corp................................................    19,400      679,000
                                                                    ------------
Automobiles & Trucks (0.4%):
Ford Motor Co............................................    15,400      433,048
                                                                    ------------
Banking & Finance (5.0%):
Bank of America Corp.....................................    18,800    1,029,300
Bank One Corp............................................    13,200      477,576
Citigroup, Inc...........................................    35,900    1,614,782
Franklin Resources, Inc..................................    10,000      391,100
J.P. Morgan Chase & Co...................................    18,950      850,855
U.S. Bancorp.............................................    22,770      528,264
Wachovia Corp............................................    14,400      867,600
State Street Corp........................................     3,100      289,540
                                                                    ------------
                                                                       6,049,017
                                                                    ------------
Beverages (1.0%):
Coca-Cola Co.............................................     9,800      442,568
PepsiCo, Inc.............................................    17,000      747,150
                                                                    ------------
                                                                       1,189,718
                                                                    ------------
Business Equipment & Services (1.3%):
Harris Corp..............................................     9,500      235,125
Pitney Bowes, Inc........................................    26,000      903,500
SEI Investments Co. .....................................    13,000      405,438
                                                                    ------------
                                                                       1,544,063
                                                                    ------------
Business Services (0.6%):
DST Systems Inc. (b).....................................     8,000      385,520
Paychex, Inc.............................................    10,500      389,156
                                                                    ------------
                                                                         774,676
                                                                    ------------
Chemicals (0.6%):
Air Products & Chemicals, Inc. ..........................    17,800      683,520
                                                                    ------------
Computer Networking (0.5%):
Cisco Systems, Inc. (b)..................................    39,700      627,756
                                                                    ------------
Computer Software (2.2%):
Adobe Systems, Inc. .....................................    11,200      391,664
Check Point Software Technologies Ltd. (b)...............     5,000      237,500
Microsoft Corp. (b)......................................    25,500    1,394,531
Oracle Corp. (b).........................................    37,700      564,746
                                                                    ------------
                                                                       2,588,441
                                                                    ------------
Computers (3.7%):
Electronic Data Systems Corp.............................    15,500      865,830
EMC Corp. (b)............................................    23,500      690,900
Hewlett-Packard Co.......................................    26,200      819,274
IBM Corp.................................................    15,200    1,461,936
Sun Microsystems, Inc. (b)...............................    43,000      660,910
                                                                    ------------
                                                                       4,498,850
                                                                    ------------

 Common Stocks, continued

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Consumer Goods & Services (1.4%):
Kimberly-Clark Corp. ....................................    18,300 $  1,241,289
Newell Rubbermaid, Inc...................................    18,000      477,000
                                                                    ------------
                                                                       1,718,289
                                                                    ------------
Diversified Products (1.8%):
Colgate-Palmolive Co. ...................................     5,800      320,508
E.I. duPont de Nemours and Co. ..........................     8,000      325,600
General Electric Co. ....................................    18,200      761,852
Philip Morris Cos., Inc. ................................    14,700      697,515
                                                                    ------------
                                                                       2,105,475
                                                                    ------------
Electronic Components (1.2%):
Avnet, Inc...............................................    23,100      473,550
Intel Corp...............................................    30,600      805,163
Solectron Corp. (b)......................................     9,700      184,397
                                                                    ------------
                                                                       1,463,110
                                                                    ------------
Electronic Components -- Semiconductors (1.2%):
Analog Devices, Inc. (b).................................     4,800      173,952
Applied Materials, Inc. (b)..............................     9,100      395,850
Maxim Integrated Products, Inc. (b)......................     6,000      249,540
Texas Instruments, Inc...................................    10,600      328,388
Xilinx, Inc. (b).........................................     8,000      281,000
                                                                    ------------
                                                                       1,428,730
                                                                    ------------
Electronics (1.9%):
Emerson Electric.........................................    20,300    1,258,600
Linear Technology Corp...................................     5,800      238,163
Sanmina Corp. (b)........................................     8,000      156,500
Symbol Technologies, Inc.................................    16,900      589,810
                                                                    ------------
                                                                       2,243,073
                                                                    ------------
Financial Services (1.7%):
Concord EFS, Inc. (b)....................................     7,900      319,456
Fannie Mae...............................................    22,100    1,759,160
                                                                    ------------
                                                                       2,078,616
                                                                    ------------
Food & Related (1.9%):
Sara Lee Corp. ..........................................    41,500      895,570
Sensient Technologies Corp...............................    10,000      227,800
SUPERVALU, Inc...........................................    64,000      853,120
Sysco Corp...............................................    13,000      344,630
                                                                    ------------
                                                                       2,321,120
                                                                    ------------
Forest & Paper Products (0.7%):
Weyerhaeuser Co. ........................................    17,400      883,746
                                                                    ------------
Household -- Major Appliances (0.4%):
Whirlpool Corp...........................................    10,000      499,900
                                                                    ------------
Household Products/Wares (0.4%):
Procter & Gamble Co......................................     8,200      513,320
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Balanced Fund                                                     March 31, 2001
                                                                     (Unaudited)

 Common Stocks, continued

                                                                       Market
                                                            Shares     Value
                                                            ------- ------------
Insurance (3.3%):
Aetna Services, Inc........................................ 13,000  $    466,960
AFLAC, Inc.................................................  8,600       236,844
American International Group, Inc..........................  2,800       225,400
Aon Corp. ................................................. 23,500       834,250
Lincoln National Corp. .................................... 23,000       976,810
SAFECO Corp. .............................................. 11,900       335,431
St. Paul Cos., Inc. ....................................... 20,000       881,000
                                                                    ------------
                                                                       3,956,695
                                                                    ------------
Leisure Time Industries (0.4%):
Harley-Davidson, Inc.......................................  7,600       288,420
Hasbro, Inc................................................ 15,000       193,500
                                                                    ------------
                                                                         481,920
                                                                    ------------
Manufacturing (0.4%):
Illinois Tool Works, Inc. .................................  3,000       170,520
Tyco International Ltd.....................................  7,507       324,528
                                                                    ------------
                                                                         495,048
                                                                    ------------
Media (0.7%):
AOL Time Warner (b)........................................  8,250       331,238
Gannett Co., Inc. .........................................  9,000       537,480
                                                                    ------------
                                                                         868,718
                                                                    ------------
Medical Equipment & Supplies (1.4%):
Johnson & Johnson.......................................... 19,600     1,714,412
                                                                    ------------
Medical Instruments (0.8%):
Biomet, Inc................................................  9,300       366,333
Medtronic, Inc............................................. 12,000       548,880
                                                                    ------------
                                                                         915,213
                                                                    ------------
Petroleum (4.1%):
Chevron Corp. .............................................  7,600       667,280
EOG Resources, Inc. ....................................... 14,000       577,220
Exxon Mobil Corp. ......................................... 18,500     1,498,500
Phillips Petroleum Co. .................................... 16,400       902,820
Texaco, Inc................................................ 12,700       843,280
Transocean Sedco Forex, Inc................................  8,600       372,810
                                                                    ------------
                                                                       4,861,910
                                                                    ------------
Petroleum -- International (0.5%):
Royal Dutch Petroleum Co. -- NY Shares..................... 10,000       554,400
                                                                    ------------
Pharmaceuticals (6.7%):
Abbott Laboratories........................................ 38,300     1,807,376
Allergan, Inc. ............................................  3,700       274,355
Amgen, Inc. (b)............................................ 15,900       956,981
Bristol-Myers Squibb Co. .................................. 16,600       986,040
Cardinal Health, Inc.......................................  5,600       541,800
Forest Laboratories, Inc. (b)..............................  5,400       319,896
King Pharmaceuticals, Inc. (b)............................. 13,900       566,425
Lilly (Eli) & Co. .........................................  5,000       383,300
Merck & Co., Inc. ......................................... 10,900       827,310
Pfizer, Inc................................................ 18,900       773,955

 Common Stocks, continued

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Pharmaceuticals, continued
Schering-Plough Corp. ...................................    13,000 $    474,890
                                                                    ------------
                                                                       7,912,328
                                                                    ------------
Photographic Equipment and Supplies (0.3%):
Eastman Kodak Co. .......................................     8,600      343,054
                                                                    ------------
Pipelines (0.5%):
Enron Corp...............................................    10,000      581,000
                                                                    ------------
Railroad (0.7%):
CSX Corp.................................................    23,700      798,690
                                                                    ------------
Retail (2.2%):
Kohl's Corp. (b).........................................     5,000      308,450
May Department Stores Co. ...............................    14,000      496,720
Wal-Mart Stores, Inc. ...................................    22,300    1,126,150
Walgreen Co. ............................................    17,900      730,320
                                                                    ------------
                                                                       2,661,640
                                                                    ------------
Retail -- Food Stores (0.4%):
Albertson's, Inc.........................................    13,900      442,298
                                                                    ------------
Retail -- Specialty Stores (1.2%):
Best Buy, Inc. (b).......................................     9,100      327,236
Home Depot, Inc..........................................     7,100      306,010
Lowe's Cos., Inc.........................................     4,800      280,560
TJX Cos., Inc............................................    15,000      480,000
                                                                    ------------
                                                                       1,393,806
                                                                    ------------
Security Brokers & Dealers (0.4%):
Edwards (A.G.), Inc......................................    14,400      532,800
                                                                    ------------
Telecommunication -- Equipment (1.8%):
CIENA Corp. (b)..........................................     4,000      167,000
Corning, Inc.............................................    13,400      277,246
Motorola, Inc............................................    34,600      493,396
Nortel Networks Corp.....................................    21,700      304,885
Qualcomm, Inc. (b).......................................     5,500      311,438
Tellabs, Inc. (b)........................................    15,500      630,656
                                                                    ------------
                                                                       2,184,621
                                                                    ------------
Utilities -- Electric (2.0%):
Calpine Corp. (b)........................................     5,900      324,913
TXU Corp. ...............................................    24,000      991,680
Xcel Energy, Inc. .......................................    38,000    1,144,180
                                                                    ------------
                                                                       2,460,773
                                                                    ------------
Utilities -- Gas & Pipeline (0.4%):
NICOR, Inc. .............................................    13,000      484,510
                                                                    ------------
Utilities -- Telephone (3.7%):
AT&T Corp................................................    37,400      796,620
BellSouth Corp. .........................................    33,500    1,370,820
SBC Communications, Inc. ................................    34,000    1,517,420
Sprint Corp. ............................................    15,000      329,850
WorldCom, Inc. (b).......................................    20,000      373,750
                                                                    ------------
                                                                       4,388,460
                                                                    ------------
TOTAL COMMON STOCKS......................................             73,922,229
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Balanced Fund                                                     March 31, 2001
                                                                     (Unaudited)

 Corporate Bonds (4.6%):

                                                       Shares or
                                                       Principal     Market
                                                         Amount      Value
                                                       ---------- ------------
Banks (1.1%):
Bank One Corp., 6.88%, 8/1/06......................... $1,250,000 $  1,296,988
                                                                  ------------
Beverages (0.9%):
Anheuser-Busch Cos., 7.50%, 3/15/12...................  1,000,000    1,119,324
                                                                  ------------
Financial Services (0.9%):
Ford Motor Credit Co., 7.50%, 3/15/05.................  1,000,000    1,046,258
                                                                  ------------
Telecommunications (0.9%):
GTE North, Inc., 6.40%, 2/15/05.......................  1,000,000    1,021,624
                                                                  ------------
Utilities (0.8%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1...............................................  1,000,000    1,015,267
                                                                  ------------
TOTAL CORPORATE BONDS.................................               5,499,461
                                                                  ------------

 Mortgage Securities (11.7%):

Federal Home Loan Mortgage Corp. (4.3%):
6.00%, 3/1/13, Pool #E00540...........................  3,536,237    3,542,533
6.00%, 11/1/28, Pool #C00680..........................  1,727,856    1,689,011
                                                                  ------------
                                                                     5,231,544
                                                                  ------------
Federal National Mortgage Assoc. (3.3%):
6.50%, 4/1/14, Pool #323654...........................  3,889,860    3,944,916
                                                                  ------------
Government National Mortgage Assoc. (4.1%):
7.00%, 8/20/29, Pool #2796............................  3,653,202    3,703,938
6.50%, 3/20/31, Pool #3053............................  1,200,000    1,195,181
                                                                  ------------
                                                                     4,899,119
                                                                  ------------
TOTAL MORTGAGE SECURITIES.............................              14,075,579
                                                                  ------------

 U.S. Government Agencies (10.5%):

Federal Home Loan Mortgage Corp. (6.6%):
6.25%, 10/15/02.......................................  2,900,000    2,971,256
7.00%, 3/15/10........................................  4,550,000    4,946,214
                                                                  ------------
                                                                     7,917,470
                                                                  ------------
Federal National Mortgage Assoc. (3.9%):
6.00%, 12/15/05.......................................  1,750,000    1,805,664
6.63%, 9/15/09........................................  2,750,000    2,914,843
                                                                  ------------
                                                                     4,720,507
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES........................              12,637,977
                                                                  ------------

 U.S. Treasury Bonds (2.3%):

                                                        Shares or
                                                        Principal     Market
                                                          Amount      Value
                                                        ---------- ------------
7.25%, 5/15/16......................................... $1,500,000 $  1,769,022
6.00%, 2/15/26.........................................  1,000,000    1,048,497
                                                                   ------------
TOTAL U.S. TREASURY BONDS..............................               2,817,519
                                                                   ------------

 U.S. Treasury Notes (5.0%):

5.88%, 11/15/04........................................  1,875,000    1,958,185
6.25%, 2/15/07.........................................  1,500,000    1,615,197
6.63%, 5/15/07.........................................  1,750,000    1,918,249
5.75%, 8/15/10.........................................    500,000      527,029
                                                                   ------------
TOTAL U.S. TREASURY NOTES..............................               6,018,660
                                                                   ------------

 Investment Companies (4.0%):

Dreyfus Cash Management Money Market Fund..............  2,707,672    2,707,672
Dreyfus Government Cash Management Money Market Fund...    826,904      826,904
iShares S&P 500/BARRA Growth Index Fund................      8,000      452,000
iShares S&P 500/BARRA Value Index Fund.................     14,250      846,023
                                                                   ------------
TOTAL INVESTMENT COMPANIES.............................               4,832,599
                                                                   ------------
TOTAL INVESTMENTS (Cost $120,700,515)(a) -- 99.8%......             119,804,024
Other assets in excess of
 liabilities -- 0.2%...................................                 239,971
                                                                   ------------
NET ASSETS -- 100.0%...................................            $120,043,995
                                                                   ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized depreciation as follows:

  Unrealized appreciation........................................ $  9,828,495
  Unrealized depreciation........................................  (10,724,986)
                                                                  ------------
  Net unrealized depreciation.................................... $   (896,491)
                                                                  ============

(b)  Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $120,700,515).........................  $119,804,024
Interest and dividends receivable.................................       519,523
Receivable for capital shares issued..............................         5,090
Collateral for securities loaned..................................     1,651,875
Prepaid expenses and other........................................         4,829
                                                                    ------------
 Total Assets.....................................................   121,985,341
                                                                    ------------

Liabilities:
Dividends payable.................................................       206,980
Payable for collateral received on loaned securities..............     1,651,875
Accrued expenses and other payables:
Investment advisory fees..........................................        62,362
Administration, transfer agent and fund accounting fees...........         2,461
Distribution fees.................................................        17,668
                                                                    ------------
 Total Liabilities................................................     1,941,346
                                                                    ------------
Net Assets:
Capital...........................................................   120,418,545
Undistributed net investment income...............................         3,286
Net realized gains on investments.................................       518,655
Unrealized depreciation on investments............................      (896,491)
                                                                    ------------
Net Assets........................................................  $120,043,995
                                                                    ============
Net Assets
 Class A..........................................................  $ 15,569,381
 Class B..........................................................    16,559,198
 Class C..........................................................           920
 Trust Class......................................................    87,914,496
                                                                    ------------
 Total............................................................  $120,043,995
                                                                    ============
Outstanding units of beneficial interest (shares)
 Class A..........................................................     1,338,293
 Class B..........................................................     1,433,038
 Class C..........................................................            79
 Trust Class......................................................     7,578,750
                                                                    ------------
 Total............................................................    10,350,160
                                                                    ============
Net asset value
 Class A -- redemption price per share............................  $      11.63
 Class B -- offering price per share*.............................         11.56
 Class C -- offering price per share*.............................         11.55
 Trust Class -- offering and redemption price per share...........         11.60
                                                                    ============
Maximum Sales Charge -- Class A...................................          5.75%
                                                                    ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A...  $      12.34
                                                                    ============

* Redemption price per share varies by the length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income.................................................. $  1,528,325
Dividend income..................................................      732,416
Income from securities lending...................................        3,419
                                                                  ------------
 Total Income....................................................    2,264,160
                                                                  ------------
Expenses:
Investment advisory fees.........................................      481,650
Administration, transfer agent and fund accounting fees..........      162,719
Distribution fees -- Class A.....................................       41,953
Distribution fees -- Class B.....................................       88,847
Distribution fees -- Class C.....................................            2
Custodian fees...................................................       12,882
Trustees' fees and expenses......................................        1,783
Other............................................................       95,157
 Gross expenses..................................................      884,993
 Expenses waived.................................................     (112,099)
                                                                  ------------
 Total Expenses..................................................      772,894
                                                                  ------------
Net Investment Income............................................    1,491,266
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments................................      993,135
Net change in unrealized appreciation/depreciation on
 investments.....................................................  (11,093,464)
                                                                  ------------
Net realized/unrealized losses on investments....................  (10,100,329)
                                                                  ------------
Change in net assets resulting from operations................... $ (8,609,063)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Statements of Changes in Net Assets

                                                    For the Six     For the
                                                    Months Ended   Year Ended
                                                     March 31,     September
                                                        2001        30, 2000
                                                    ------------  ------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $  1,491,266  $  3,882,032
 Net realized gains on investments.................      993,135     5,734,986
 Net change in unrealized appreciation/depreciation
  on investments...................................  (11,093,464)   (7,225,444)
                                                    ------------  ------------
Change in net assets resulting from operations.....   (8,609,063)    2,391,574
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net investment income........................     (184,831)     (493,115)
 From net realized gains from investments..........     (707,612)     (889,513)
Distributions to Class B Shareholders:
 From net investment income........................     (132,072)     (364,574)
 From net realized gains from investments..........     (749,784)     (912,904)
Distributions to Class C Shareholders:
 From net investment income........................           (2)           --
Distribution to Trust Class Shareholders:
 From net investment income........................   (1,172,314)   (3,039,522)
 From net realized gains from investments..........   (4,131,079)   (5,067,849)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................   (7,077,694)  (10,767,477)
                                                    ------------  ------------
Capital Transactions:
 Proceeds from shares issued.......................    9,162,066    18,512,419
 Dividends reinvested..............................    6,290,346     8,752,724
 Cost of shares redeemed...........................  (15,709,265)  (45,997,154)
                                                    ------------  ------------
Change in net assets from capital transactions.....     (256,853)  (18,732,011)
                                                    ------------  ------------
Change in net assets...............................  (15,943,610)  (27,107,914)
Net Assets:
 Beginning of period...............................  135,987,605   163,095,519
                                                    ------------  ------------
 End of period..................................... $120,043,995  $135,987,605
                                                    ============  ============
Share Transactions:
 Issued............................................      732,417     1,397,489
 Reinvested........................................      502,280       654,410
 Redeemed..........................................   (1,258,693)   (3,498,294)
                                                    ------------  ------------
Change in shares...................................      (23,996)   (1,446,395)
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Class A Shares

                          For the Six
                          Months Ended       For the Year Ended September 30,
                           March 31,      -------------------------------------------
                              2001         2000     1999     1998     1997     1996
                          ------------    -------  -------  -------  -------  -------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 13.15       $ 13.83  $ 13.82  $ 13.63  $ 11.96  $ 11.04
                            -------       -------  -------  -------  -------  -------
Investment Activities
 Net investment income..       0.13          0.34     0.35     0.39     0.45     0.43
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (0.97)        (0.10)    0.74     0.54     2.04     0.92
                            -------       -------  -------  -------  -------  -------
 Total from Investment
  Activities............      (0.84)         0.24     1.09     0.93     2.49     1.35
                            -------       -------  -------  -------  -------  -------
Distributions
 Net investment income..      (0.14)        (0.34)   (0.35)   (0.39)   (0.45)   (0.43)
 Net realized gains.....      (0.54)        (0.58)   (0.73)   (0.35)   (0.37)      --
                            -------       -------  -------  -------  -------  -------
 Total Distributions....      (0.68)        (0.92)   (1.08)   (0.74)   (0.82)   (0.43)
                            -------       -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $ 11.63       $ 13.15  $ 13.83  $ 13.82  $ 13.63  $ 11.96
                            =======       =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      (6.75)%(a)     1.74%    7.72%    6.89%   21.76%   12.43%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $15,569       $17,726  $21,207  $21,948  $17,234  $12,456
Ratio of expenses to
 average net assets.....       1.27%(b)      1.22%    1.15%    1.17%    1.18%    1.20%
Ratio of net investment
 income to average net
 assets.................       2.23%(b)      2.54%    2.43%    2.75%    3.63%    3.78%
Ratio of expenses to
 average net assets*....       1.66%(b)      1.65%    1.64%    1.66%    1.67%    1.69%
Portfolio turnover (c)..      77.37%(a)     57.95%   35.98%   31.85%   27.07%   19.87%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Class B Shares

                          For the Six      For the Year Ended September       January 1,
                          Months Ended                 30,                      1996 to
                           March 31,      ---------------------------------  September 30,
                              2001         2000     1999     1998     1997     1996 (a)
                          ------------    -------  -------  -------  ------  -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 13.06       $ 13.75  $ 13.76  $ 13.57  $11.91     $11.54
                            -------       -------  -------  -------  ------     ------
Investment Activities
 Net investment income..       0.07          0.24     0.26     0.28    0.36       0.27
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (0.94)        (0.11)    0.71     0.55    2.04       0.37
                            -------       -------  -------  -------  ------     ------
 Total from Investment
  Activities............      (0.87)         0.13     0.97     0.83    2.40       0.64
                            -------       -------  -------  -------  ------     ------
Distributions
 Net investment income..      (0.09)        (0.24)   (0.25)   (0.29)  (0.37)     (0.27)
 Net realized gains.....      (0.54)        (0.58)   (0.73)   (0.35)  (0.37)        --
                            -------       -------  -------  -------  ------     ------
 Total Distributions....      (0.63)        (0.82)   (0.98)   (0.64)  (0.74)     (0.27)
                            -------       -------  -------  -------  ------     ------
Net Asset Value, End of
 Period.................    $ 11.56       $ 13.06  $ 13.75  $ 13.76  $13.57     $11.91
                            =======       =======  =======  =======  ======     ======
Total Return (excludes
 redemption charge).....      (6.98)%(b)     0.92%    6.82%    6.16%  20.90%      5.67%(b)

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $16,559       $18,859  $21,610  $15,183  $6,360     $2,339
Ratio of expenses to
 average net assets.....       2.01%(c)      1.97%    1.90%    1.92%   1.93%      1.95%(c)
Ratio of net investment
 income to average net
 assets.................       1.48%(c)      1.79%    1.70%    1.98%   2.88%      3.13%(c)
Ratio of expenses to
 average net assets*....       2.15%(c)      2.15%    2.14%    2.16%   2.17%      2.18%(c)
Portfolio turnover (d)..      77.37%(b)     57.95%   35.98%   31.85%  27.07%     19.87%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Class C Shares

                                                                  February 1,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $12.61
                                                                    ------
Investment Activities
 Net investment loss.............................................     0.03
 Net realized and unrealized gain (loss) on investments..........    (1.06)
                                                                    ------
 Total from Investment Activities................................    (1.03)
                                                                    ------
Distributions
 Net investment income...........................................    (0.03)
                                                                    ------
 Total Distributions.............................................    (0.03)
                                                                    ------
Net Asset Value, End of Period...................................   $11.55
                                                                    ======
Total Return (excludes redemption charge)........................    (7.51)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $    1
Ratio of expenses to average net assets..........................     2.30%(c)
Ratio of net investment income to average net assets.............     1.29%(c)
Ratio of expenses to average net assets*.........................     2.44%(c)
Portfolio turnover (d)...........................................    77.37%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Trust Shares

                          For the Six
                          Months Ended        For the Year Ended September 30,
                           March 31,      ---------------------------------------------
                              2001         2000      1999      1998     1997     1996
                          ------------    -------  --------  --------  -------  -------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 13.11       $ 13.80  $  13.79  $  13.60  $ 11.93  $ 11.01
                            -------       -------  --------  --------  -------  -------
Investment Activities
 Net investment income..       0.14          0.37      0.39      0.42     0.49     0.46
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (0.96)        (0.11)     0.74      0.54     2.04     0.92
                            -------       -------  --------  --------  -------  -------
 Total from Investment
  Activities............      (0.82)         0.26      1.13      0.96     2.53     1.38
                            -------       -------  --------  --------  -------  -------
Distributions
 Net investment income..      (0.15)        (0.37)    (0.39)    (0.42)   (0.49)   (0.46)
 Net realized gains.....      (0.54)        (0.58)    (0.73)    (0.35)   (0.37)      --
                            -------       -------  --------  --------  -------  -------
 Total Distributions....      (0.69)        (0.95)    (1.12)    (0.77)   (0.86)   (0.46)
                            -------       -------  --------  --------  -------  -------
Net Asset Value, End of
 Period.................    $ 11.60       $ 13.11  $  13.80  $  13.79  $ 13.60  $ 11.93
                            =======       =======  ========  ========  =======  =======
Total Return............      (6.58)%(a)     1.92%     8.01%     7.18%   22.11%   12.74%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $87,914       $99,403  $120,278  $108,943  $88,524  $69,374
Ratio of expenses to
 average net assets.....       1.02%(b)      0.97%     0.90%     0.92%    0.93%    0.95%
Ratio of net investment
 income to average net
 assets.................       2.45%(b)      2.79%     2.69%     3.00%    3.88%    4.03%
Ratio of expenses to
 average net assets*....       1.16%(b)      1.15%     1.14%     1.16%    1.17%    1.19%
Portfolio turnover (c)..      77.37%(a)     57.95%    35.98%    31.85%   27.07%   19.87%

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Value Fund                                          March 31, 2001
                                                                     (Unaudited)

 Common Stocks (96.0%):

                                                                       Market
                                                            Shares     Value
                                                            ------- ------------
Aerospace/Defense (2.3%):
Parker-Hannifin Corp....................................... 127,000 $  5,044,440
Raytheon Co. -- Class A.................................... 111,700    3,261,640
Raytheon Co. -- Class B (b)................................  32,500      954,850
                                                                    ------------
                                                                       9,260,930
                                                                    ------------
Apparel (1.0%):
V.F. Corp.................................................. 118,200    4,137,000
                                                                    ------------
Automobiles & Trucks (1.0%):
Ford Motor Co. ............................................ 139,530    3,923,584
                                                                    ------------
Banking & Finance (11.1%):
Bank of America Corp. ..................................... 160,000    8,759,999
Citigroup, Inc. ........................................... 186,666    8,396,237
Franklin Resources, Inc.................................... 120,000    4,693,200
J.P. Morgan Chase & Co. ................................... 227,772   10,226,962
U.S. Bancorp............................................... 339,325    7,872,340
Wachovia Corp..............................................  99,700    6,006,925
                                                                    ------------
                                                                      45,955,663
                                                                    ------------
Beverages (1.7%):
PepsiCo, Inc. ............................................. 160,000    7,032,000
                                                                    ------------
Business Equipment & Services (2.8%):
Harris Corp. .............................................. 118,500    2,932,875
Pitney Bowes, Inc. ........................................ 241,300    8,385,175
                                                                    ------------
                                                                      11,318,050
                                                                    ------------
Chemicals (1.4%):
Air Products & Chemicals, Inc.............................. 150,500    5,779,200
                                                                    ------------
Computer Software (1.6%):
Adobe Systems, Inc.........................................  99,000    3,462,030
Microsoft Corp. (b)........................................  55,000    3,007,813
                                                                    ------------
                                                                       6,469,843
                                                                    ------------
Computers (4.8%):
Electronic Data Systems Corp...............................  80,000    4,468,800
Hewlett-Packard Co......................................... 180,000    5,628,600
IBM Corp...................................................  99,800    9,598,764
                                                                    ------------
                                                                      19,696,164
                                                                    ------------
Consumer Goods & Services (4.4%):
American Greetings Corp.................................... 117,300    1,243,380
Kimberly-Clark Corp........................................ 163,000   11,056,290
Newell Rubbermaid, Inc..................................... 215,000    5,697,500
                                                                    ------------
                                                                      17,997,170
                                                                    ------------
Containers (0.6%):
Sonoco Products Co......................................... 105,925    2,277,388
                                                                    ------------
Diversified Products (1.9%):
E.I. duPont de Nemours and Co. ............................  45,000    1,831,500
Philip Morris Cos., Inc. .................................. 125,290    5,945,011
                                                                    ------------
                                                                       7,776,511
                                                                    ------------
Electronic Components (0.9%):
Avnet, Inc. ............................................... 185,000    3,792,500
                                                                    ------------
Electronics (3.1%):
Agilent Technologies, Inc..................................  77,419    2,379,086
Emerson Electric........................................... 164,370   10,190,940
                                                                    ------------
                                                                      12,570,026
                                                                    ------------

 Common Stocks, continued

                                                                       Market
                                                            Shares     Value
                                                            ------- ------------
Financial Services (2.3%):
Fannie Mae................................................. 120,000 $  9,552,000
                                                                    ------------
Food & Related (4.3%):
Dole Food Co. ............................................. 110,100    1,770,408
Sara Lee Corp.............................................. 372,400    8,036,392
Sensient Technologies Corp................................. 114,900    2,617,422
SUPERVALU, Inc............................................. 401,900    5,357,327
                                                                    ------------
                                                                      17,781,549
                                                                    ------------
Forest & Paper Products (1.7%):
Weyerhaeuser Co............................................ 135,900    6,902,361
                                                                    ------------
Household -- Major Appliances (0.7%):
Whirlpool Corp.............................................  54,100    2,704,459
                                                                    ------------
Household Products/Wares (1.0%):
Procter & Gamble Co. ......................................  65,000    4,069,000
                                                                    ------------
Insurance (7.3%):
Aetna Services, Inc. ......................................  95,500    3,430,360
Aon Corp................................................... 182,762    6,488,051
Lincoln National Corp...................................... 199,400    8,468,518
SAFECO Corp. .............................................. 160,000    4,510,000
St. Paul Cos., Inc. ....................................... 173,000    7,620,650
                                                                    ------------
                                                                      30,517,579
                                                                    ------------
Leisure Time Industries (0.6%):
Hasbro, Inc. .............................................. 177,725    2,292,653
                                                                    ------------
Manufacturing (0.8%):
Illinois Tool Works, Inc. .................................  59,000    3,353,560
                                                                    ------------
Media (1.1%):
Gannett Co., Inc. .........................................  75,000    4,479,000
                                                                    ------------
Medical Equipment & Supplies (2.8%):
Johnson & Johnson.......................................... 133,300   11,659,751
                                                                    ------------
Petroleum (6.3%):
Ashland, Inc...............................................  52,000    1,996,800
Chevron Corp. ............................................. 101,030    8,870,434
Exxon Mobil Corp........................................... 100,000    8,100,000
Phillips Petroleum Co. .................................... 131,200    7,222,560
                                                                    ------------
                                                                      26,189,794
                                                                    ------------
Petroleum -- International (1.2%):
Royal Dutch Petroleum Co. -- NY Shares.....................  88,600    4,911,984
                                                                    ------------
Pharmaceuticals (6.2%):
Abbott Laboratories........................................ 236,000   11,136,840
Bristol-Myers Squibb Co. ..................................  75,480    4,483,512
Mylan Laboratories, Inc. .................................. 157,500    4,071,375
Schering-Plough Corp....................................... 157,400    5,749,822
                                                                    ------------
                                                                      25,441,549
                                                                    ------------
Photographic Equipment and Supplies (0.8%):
Eastman Kodak Co...........................................  84,000    3,350,760
                                                                    ------------
Publishing (0.2%):
Houghton Mifflin Co........................................  15,800      726,958
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Value Fund                                          March 31, 2001
                                                                     (Unaudited)

 Common Stocks, continued


                                                                       Market
                                                            Shares     Value
                                                            ------- ------------
Railroad (1.9%):
CSX Corp. ................................................. 180,700 $  6,089,590
Trinity Industries, Inc ...................................  98,900    1,928,550
                                                                    ------------
                                                                       8,018,140
                                                                    ------------
Retail (1.0%):
May Department Stores Co. ................................. 120,250    4,266,470
                                                                    ------------
Retail -- Food Stores (0.9%):
Albertson's, Inc........................................... 117,020    3,723,576
                                                                    ------------
Security Brokers & Dealers (1.1%):
Edwards (A.G.), Inc........................................ 123,362    4,564,394
                                                                    ------------
Telecommunication -- Equipment (1.5%):
Corning, Inc. .............................................  84,600    1,750,374
Motorola, Inc.............................................. 310,000    4,420,600
                                                                    ------------
                                                                       6,170,974
                                                                    ------------
Utilities -- Electric (4.6%):
TXU Corp. ................................................. 217,800    8,999,496
Xcel Energy, Inc. ......................................... 325,475    9,800,052
                                                                    ------------
                                                                      18,799,548
                                                                    ------------
Utilities -- Gas & Pipeline (0.9%):
NICOR, Inc. ............................................... 100,800    3,756,816
                                                                    ------------
Utilities -- Telephone (8.2%):
AT&T Corp.................................................. 319,122    6,797,299
BellSouth Corp............................................. 260,000   10,639,199
SBC Communications, Inc.................................... 224,400   10,014,972
Sprint Corp. .............................................. 181,400    3,988,986
WorldCom, Inc. (b)......................................... 140,000    2,616,250
                                                                    ------------
                                                                      34,056,706
                                                                    ------------
TOTAL COMMON STOCKS........................................          395,275,610
                                                                    ------------

 Investment Companies (3.9%):

                                                        Shares or
                                                        Principal     Market
                                                          Amount      Value
                                                        ---------- ------------
Dreyfus Government Cash Management Money Market Fund... 15,908,920 $ 15,908,920
                                                                   ------------
TOTAL INVESTMENT COMPANIES.............................              15,908,920
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $325,726,879)(a) -- 99.9%.......................             411,184,530
Other assets in excess of
 liabilities -- 0.1%...................................                 348,101
                                                                   ------------
NET ASSETS -- 100.0%...................................            $411,532,631
                                                                   ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation......................................... $100,450,565
  Unrealized depreciation.........................................  (14,992,914)
                                                                   ------------
  Net unrealized appreciation..................................... $ 85,457,651
                                                                   ============

(b) Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $325,726,879)........................ $411,184,530
Interest and dividends receivable................................      825,996
Receivable for capital shares issued.............................        9,365
Collateral for securities loaned.................................   65,560,603
Receivable for investments sold..................................    1,079,709
Prepaid expenses and other.......................................       15,675
                                                                  ------------
 Total Assets....................................................  478,675,878
                                                                  ------------
Liabilities:
Dividends payable................................................      456,273
Payable for capital shares redeemed..............................       36,739
Payable for collateral received on loaned securities.............   65,560,603
Payable for investments purchased................................      835,710
Accrued expenses and other payables:
 Investment advisory fees........................................      208,969
 Administration, transfer agent and fund accounting fees.........        8,426
 Distribution fees...............................................       36,527
                                                                  ------------
 Total Liabilities...............................................   67,143,247
                                                                  ------------
Net assets:
Capital..........................................................  319,231,680
Undistributed (distributions in excess of) net investment
 income..........................................................      (10,096)
Net realized gains on investments................................    6,853,396
Unrealized appreciation on investments...........................   85,457,651
                                                                  ------------
Net Assets....................................................... $411,532,631
                                                                  ============
Net Assets
 Class A......................................................... $ 31,223,727
 Class B.........................................................   34,826,769
 Class C.........................................................        5,848
 Trust Class.....................................................  345,476,287
                                                                  ------------
 Total........................................................... $411,532,631
                                                                  ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................    1,825,202
 Class B.........................................................    2,048,098
 Class C.........................................................          344
 Trust Class.....................................................   20,156,027
                                                                  ------------
 Total...........................................................   24,029,671
                                                                  ============
Net asset value
 Class A -- redemption price per share........................... $      17.11
 Class B -- offering price per share*............................        17.00
 Class C -- offering price per share*............................        16.99
 Trust Class -- offering and redemption price per share..........        17.14
                                                                  ============
Maximum Sales Charge -- Class A..................................         5.75%
                                                                  ============
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest cent) per share --
  Class A........................................................ $      18.15
                                                                  ============

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Dividend income.................................................. $  5,042,763
Interest income..................................................       78,818
Income from securities lending...................................       47,979
                                                                  ------------
 Total Income....................................................    5,169,560
                                                                  ------------
Expenses:
Investment advisory fees.........................................    1,486,370
Administration, transfer agent and fund accounting fees..........      615,615
Distribution fees -- Class A.....................................       81,062
Distribution fees -- Class B.....................................      177,191
Distribution fees -- Class C.....................................            4
Custodian fees...................................................       17,495
Trustees' fees and expenses......................................        4,904
Other............................................................       74,312
                                                                  ------------
 Gross expenses..................................................    2,456,953
 Expenses waived.................................................     (321,734)
                                                                  ------------
 Total Expenses..................................................    2,135,219
                                                                  ------------
Net Investment Income............................................    3,034,341
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments................................    6,293,126
Net change in unrealized appreciation/depreciation on
 investments.....................................................  (19,845,490)
                                                                  ------------
Net realized/unrealized losses on investments....................  (13,552,364)
                                                                  ------------
Change in net assets resulting from operations................... $(10,518,023)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund


 Statements of Changes in Net Assets

                                                   For the Six      For the
                                                  Months  Ended   Year Ended
                                                    March 31,    September 30,
                                                      2001           2000
                                                  -------------  -------------
                                                   (Unaudited)
From Investment Activities:
Operations:
 Net investment income........................... $  3,034,341   $  11,659,900
 Net realized gains on investments...............    6,293,126      17,062,084
 Net change in unrealized
  appreciation/depreciation on investments.......  (19,845,490)     (5,431,513)
                                                  ------------   -------------
Change in net assets resulting from operations...  (10,518,023)     23,290,471
                                                  ------------   -------------
Distributions to Class A Shareholders:
 From net investment income......................     (221,530)       (915,558)
 From net realized gains from investments........   (1,581,833)     (3,095,963)
Distributions to Class B Shareholders:
 From net investment income......................     (120,832)       (708,454)
 From net realized gains from investments........   (1,728,033)     (3,107,786)
Distributions to Class C Shareholders:
 From net investment income......................           (5)             --
Distribution to Trust Class Shareholders:
 From net investment income......................   (2,707,609)    (10,030,349)
 From net realized gains from investments........  (16,096,882)    (30,471,495)
                                                  ------------   -------------
Change in net assets from shareholder
 distributions...................................  (22,456,724)    (48,329,605)
                                                  ------------   -------------
Capital Transactions:
 Proceeds from shares issued.....................   60,516,845      76,163,401
 Dividends reinvested............................   11,922,768      23,722,877
 Cost of shares redeemed.........................  (30,581,283)   (128,713,297)
                                                  ------------   -------------
Change in net assets from capital transactions...   41,858,330     (28,827,019)
                                                  ------------   -------------
Change in net assets.............................    8,883,583     (53,866,153)
Net Assets:
 Beginning of period.............................  402,649,048     456,515,201
                                                  ------------   -------------
 End of period................................... $411,532,631   $ 402,649,048
                                                  ============   =============
Share Transactions:
 Issued..........................................    3,400,908       4,202,478
 Reinvested......................................      681,289       1,285,441
 Redeemed........................................   (1,716,962)     (7,085,133)
                                                  ------------   -------------
Change in shares.................................    2,365,235      (1,597,214)
                                                  ============   =============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund


 Financial Highlights, Class A Shares

                          For the Six
                          Months Ended       For the Year Ended September 30,
                           March 31,      -------------------------------------------
                              2001         2000     1999     1998     1997     1996
                          ------------    -------  -------  -------  -------  -------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 18.57       $ 19.60  $ 18.48  $ 19.98  $ 15.31  $ 12.97
                            -------       -------  -------  -------  -------  -------
Investment Activities
 Net investment income..       0.13          0.49     0.25     0.23     0.26     0.26
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (0.58)         0.56     1.93    (0.17)    5.30     2.43
                            -------       -------  -------  -------  -------  -------
 Total from Investment
  Activities............      (0.45)         1.05     2.18     0.06     5.56     2.69
                            -------       -------  -------  -------  -------  -------
Distributions
 Net investment income..      (0.12)        (0.49)   (0.25)   (0.23)   (0.26)   (0.26)
 Net realized gains.....      (0.89)        (1.59)   (0.81)   (1.33)   (0.63)   (0.09)
                            -------       -------  -------  -------  -------  -------
 Total Distributions....      (1.01)        (2.08)   (1.06)   (1.56)   (0.89)   (0.35)
                            -------       -------  -------  -------  -------  -------
Net Asset Value, End of
 Period.................    $ 17.11       $ 18.57  $ 19.60  $ 18.48  $ 19.98  $ 15.31
                            =======       =======  =======  =======  =======  =======
Total Return (excludes
 sales charge)..........      (2.48)%(a)     5.69%   11.64%    0.10%   37.80%   20.97%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $31,224       $33,004  $38,604  $39,817  $34,679  $18,949
Ratio of expenses to
 average net assets.....       1.20%(b)      1.17%    1.10%    1.10%    1.09%    1.11%
Ratio of net investment
 income to average net
 assets.................       1.36%(b)      2.62%    1.22%    1.18%    1.52%    1.82%
Ratio of expenses to
 average net assets*....       1.59%(b)      1.60%    1.59%    1.59%    1.58%    1.60%
Portfolio turnover (c)..      12.61%(a)     23.85%   13.52%   13.17%   22.66%   19.82%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Class B Shares

                          For the Six      For the Year Ended September         January 1,
                          Months Ended                  30,                       1996 to
                           March 31,      -----------------------------------  September 30,
                              2001         2000     1999     1998      1997      1996 (a)
                          ------------    -------  -------  -------   -------  -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 18.47       $ 19.51  $ 18.42  $ 19.93   $ 15.29     $13.78
                            -------       -------  -------  -------   -------     ------
Investment Activities
 Net investment income..       0.09          0.35     0.11     0.09      0.13       0.13
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (0.61)         0.56     1.90    (0.18)     5.28       1.52
                            -------       -------  -------  -------   -------     ------
 Total from Investment
  Activities............      (0.52)         0.91     2.01    (0.09)     5.41       1.65
                            -------       -------  -------  -------   -------     ------
Distributions
 Net investment income..      (0.06)        (0.36)   (0.11)   (0.09)    (0.14)     (0.14)
 Net realized gains.....      (0.89)        (1.59)   (0.81)   (1.33)    (0.63)        --
                            -------       -------  -------  -------   -------     ------
 Total Distributions....      (0.95)        (1.95)   (0.92)   (1.42)    (0.77)     (0.14)
                            -------       -------  -------  -------   -------     ------
Net Asset Value, End of
 Period.................    $ 17.00       $ 18.47  $ 19.51  $ 18.42   $ 19.93     $15.29
                            =======       =======  =======  =======   =======     ======
Total Return (excludes
 redemption charge).....      (2.83)%(b)     4.88%   10.73%   (0.67)%   36.70%     12.01%(b)

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $34,827       $36,078  $38,590  $32,455   $16,690     $3,880
Ratio of expenses to
 average net assets.....       1.95%(c)      1.92%    1.84%    1.85%     1.84%      1.85%(c)
Ratio of net investment
 income to average net
 assets.................       0.61%(c)      1.90%    0.47%    0.43%     0.77%      1.13%(c)
Ratio of expenses to
 average net assets*....       2.09%(c)      2.10%    2.08%    2.09%     2.08%      2.09%(c)
Portfolio turnover (d)..      12.61%(b)     23.85%   13.52%   13.17%    22.66%     19.82%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Class C Shares

                                                                  February 1,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $18.17
                                                                    ------
Investment Activities
 Net investment income...........................................     0.03
 Net realized and unrealized losses on investments...............    (1.18)
                                                                    ------
 Total from Investment Activities................................    (1.15)
                                                                    ------
Distributions
 Net investment income...........................................    (0.03)
 Net realized gains..............................................       --
                                                                    ------
 Total Distributions.............................................    (0.03)
                                                                    ------
Net Asset Value, End of Period...................................   $16.99
                                                                    ======
Total Return (excludes redemption charge)........................    (3.25)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $    6
Ratio of expenses to average net assets..........................     2.02%(c)
Ratio of net investment income to average net assets.............     0.55%(c)
Ratio of expenses to average net assets*.........................     2.11%(c)
Portfolio turnover (d)...........................................    12.61%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund


 Financial Highlights, Trust Shares

                          For the Six
                          Months Ended          For the Year Ended September 30,
                           March 31,      ------------------------------------------------
                              2001          2000      1999      1998      1997      1996
                          ------------    --------  --------  --------  --------  --------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $  18.60      $  19.64  $  18.52  $  20.02  $  15.34  $  12.99
                            --------      --------  --------  --------  --------  --------
Investment Activities
 Net investment income..        0.14          0.54      0.30      0.28      0.30      0.29
 Net realized and
  unrealized gains
  (losses) on
  investments...........       (0.57)         0.55      1.93     (0.17)     5.31      2.44
                            --------      --------  --------  --------  --------  --------
 Total from Investment
  Activities............       (0.43)         1.09      2.23      0.11      5.61      2.73
                            --------      --------  --------  --------  --------  --------
Distributions
 Net investment income..       (0.14)        (0.54)    (0.30)    (0.28)    (0.30)    (0.29)
 Net realized gains.....       (0.89)        (1.59)    (0.81)    (1.33)    (0.63)    (0.09)
                            --------      --------  --------  --------  --------  --------
 Total Distributions....       (1.03)        (2.13)    (1.11)    (1.61)    (0.93)    (0.38)
                            --------      --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................    $  17.14      $  18.60  $  19.64  $  18.52  $  20.02  $  15.34
                            ========      ========  ========  ========  ========  ========
Total Return............       (2.35)%(a)     5.89%    11.89%     0.35%    38.13%    21.31%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $345,476      $333,567  $379,321  $348,613  $308,984  $206,659
Ratio of expenses to
 average net assets.....        0.95%(b)      0.92%     0.84%     0.85%     0.84%     0.86%
Ratio of net investment
 income to average net
 assets.................        1.62%(b)      2.90%     1.47%     1.43%     1.77%     2.07%
Ratio of expenses to
 average net assets*....        1.09%(b)      1.10%     1.09%     1.09%     1.08%     1.10%
Portfolio turnover (c)..       12.61%(c)     23.85%    13.52%    13.17%    22.66%    19.82%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Not annualized.
(b)  Annualized.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Growth Fund                                         March 31, 2001
                                                                     (Unaudited)

 Common Stocks (94.9%):

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Analytical Instruments (1.3%):
Waters Corp. (b).........................................    50,000 $  2,322,500
                                                                    ------------
Banking & Finance (2.0%):
Citigroup, Inc...........................................    38,000    1,709,240
State Street Corp........................................    19,400    1,811,960
                                                                    ------------
                                                                       3,521,200
                                                                    ------------
Beverages (1.3%):
Coca-Cola Co.............................................    50,250    2,269,290
                                                                    ------------
Business Equipment & Services (1.2%):
SEI Investments Co. .....................................    68,000    2,120,750
                                                                    ------------
Business Services (2.9%):
DST Systems, Inc. (b)....................................    55,000    2,650,450
Paychex, Inc. ...........................................    68,400    2,535,075
                                                                    ------------
                                                                       5,185,525
                                                                    ------------
Computer Networking (2.1%):
Cisco Systems, Inc. (b)..................................   232,000    3,668,500
                                                                    ------------
Computer Software (6.1%):
Check Point Software Technologies Ltd. (b)...............    35,000    1,662,500
Microsoft Corp. (b)......................................    95,000    5,195,313
Oracle Corp. (b).........................................   257,400    3,855,852
                                                                    ------------
                                                                      10,713,665
                                                                    ------------
Computers (6.2%):
EMC Corp. (b)............................................   146,900    4,318,860
IBM Corp.................................................    26,500    2,548,770
Sun Microsystems, Inc. (b)...............................   261,000    4,011,570
                                                                    ------------
                                                                      10,879,200
                                                                    ------------
Diversified Products (3.9%):
Colgate-Palmolive Co. ...................................    49,000    2,707,740
General Electric Co. ....................................    98,200    4,110,652
                                                                    ------------
                                                                       6,818,392
                                                                    ------------
Electronic Components (2.9%):
Intel Corp...............................................   159,000    4,183,688
Solectron Corp. (b)......................................    47,000      893,470
                                                                    ------------
                                                                       5,077,158
                                                                    ------------
Electronic Components -- Semiconductors (4.8%):
Analog Devices, Inc. (b).................................    28,000    1,014,720
Applied Materials, Inc. (b)..............................    52,000    2,262,000
Maxim Integrated Products, Inc. (b)......................    38,000    1,580,420
Texas Instruments, Inc...................................    60,000    1,858,800
Xilinx, Inc. (b).........................................    48,000    1,686,000
                                                                    ------------
                                                                       8,401,940
                                                                    ------------
Electronics (3.3%):
Linear Technology Corp. .................................    39,800    1,634,288
Sanmina Corp. (b)........................................    48,000      939,000
Symbol Technologies, Inc. ...............................    91,000    3,175,900
                                                                    ------------
                                                                       5,749,188
                                                                    ------------

 Common Stocks, continued

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Financial Services (3.5%):
Concord EFS, Inc. (b)....................................    60,000 $  2,426,250
Fannie Mae...............................................    47,000    3,741,200
                                                                    ------------
                                                                       6,167,450
                                                                    ------------
Food & Related (1.2%):
Sysco Corp...............................................    80,000    2,120,800
                                                                    ------------
Insurance (1.5%):
AFLAC, Inc...............................................    62,000    1,707,480
American International Group, Inc. ......................    11,000      885,500
                                                                    ------------
                                                                       2,592,980
                                                                    ------------
Leisure Time Industries (0.9%):
Harley-Davidson, Inc.....................................    43,000    1,631,850
                                                                    ------------
Manufacturing (1.3%):
Tyco International Ltd...................................    53,000    2,291,190
                                                                    ------------
Media (1.1%):
AOL Time Warner (b)......................................    50,000    2,007,500
                                                                    ------------
Medical Equipment & Supplies (1.0%):
Johnson & Johnson........................................    20,250    1,771,268
                                                                    ------------
Medical Instruments (3.2%):
Biomet, Inc. ............................................    47,400    1,867,116
Medtronic, Inc...........................................    84,000    3,842,160
                                                                    ------------
                                                                       5,709,276
                                                                    ------------
Petroleum (4.1%):
EOG Resources, Inc.......................................    73,500    3,030,405
Exxon Mobil Corp. .......................................    29,399    2,381,319
Transocean Sedco Forex, Inc..............................    40,000    1,734,000
                                                                    ------------
                                                                       7,145,724
                                                                    ------------
Pharmaceuticals (17.5%):
Abbott Laboratories......................................    72,000    3,397,680
Allergan, Inc. ..........................................    36,000    2,669,400
Amgen, Inc. (b)..........................................    84,500    5,085,843
Bristol-Myers Squibb Co. ................................    14,700      873,180
Cardinal Health, Inc.....................................    37,000    3,579,750
Forest Laboratories, Inc. (b)............................    36,000    2,132,640
King Pharmaceuticals, Inc. (b)...........................    90,000    3,667,500
Lilly (Eli) & Co. .......................................    33,000    2,529,780
Merck & Co., Inc. .......................................    30,000    2,277,000
Pfizer, Inc..............................................   111,850    4,580,257
                                                                    ------------
                                                                      30,793,030
                                                                    ------------
Pipelines (1.6%):
Enron Corp...............................................    49,000    2,846,900
                                                                    ------------
Retail (6.8%):
Kohl's Corp. (b).........................................    30,000    1,850,700
Wal-Mart Stores, Inc. ...................................   118,550    5,986,774
Walgreen Co. ............................................   101,550    4,143,240
                                                                    ------------
                                                                      11,980,714
                                                                    ------------
Retail -- Specialty Stores (4.7%):
Best Buy, Inc. (b).......................................    48,000    1,726,080
Home Depot, Inc. ........................................    60,000    2,586,000
Lowe's Cos., Inc.........................................    30,000    1,753,500
TJX Cos., Inc............................................    70,000    2,240,000
                                                                    ------------
                                                                       8,305,580
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Growth Fund                                         March 31, 2001
                                                                     (Unaudited)

 Common Stocks, continued

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Telecommunication -- Equipment (5.5%):
CIENA Corp. (b)..........................................    33,000 $  1,377,750
Corning, Inc.............................................    70,500    1,458,645
Nortel Networks Corp.....................................    90,000    1,264,500
Qualcomm, Inc. (b).......................................    32,000    1,812,000
Tellabs, Inc. (b)........................................    94,000    3,824,625
                                                                    ------------
                                                                       9,737,520
                                                                    ------------
Utilities -- Electric (1.1%):
Calpine Corp. (b)........................................    35,000    1,927,450
                                                                    ------------
Utilities -- Telephone (1.9%):
BellSouth Corp. .........................................    42,550    1,741,146
SBC Communications, Inc. ................................    37,000    1,651,310
                                                                    ------------
                                                                       3,392,456
                                                                    ------------
TOTAL COMMON STOCKS......................................            167,148,996
                                                                    ------------

 Investment Companies (4.9%):

                                                        Shares or
                                                        Principal    Market
                                                         Amount      Value
                                                        --------- ------------
Dreyfus Government Cash Management Money Market Fund... 7,642,251 $  7,642,250
                                                                  ------------
Dreyfus Treasury Cash Management Money Market Fund..... 1,228,150    1,228,150
                                                                  ------------
TOTAL INVESTMENT COMPANIES.............................              8,870,400
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $183,528,513)(a) -- 100.0%......................            176,019,396
Liabilities in excess of other
 assets -- 0.0%........................................                (43,710)
                                                                  ------------
NET ASSETS -- 100.0%...................................           $175,975,686
                                                                  ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

  Unrealized appreciation........................................ $ 20,463,587
  Unrealized depreciation........................................  (27,972,704)
                                                                  ------------
  Net unrealized depreciation.................................... $ (7,509,117)
                                                                  ============

(b) Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $183,528,513)........................  $176,019,396
Interest and dividends receivable................................       105,541
Receivable for capital shares issued.............................        10,150
Collateral for securities loaned.................................    24,187,501
Prepaid expenses and other.......................................         2,318
                                                                   ------------
 Total Assets....................................................   200,324,906

Liabilities:
Payable for collateral received on loaned securities.............    24,187,501
Accrued expenses and other payables:
 Investment advisory fees........................................        90,563
 Administration, transfer agent and fund accounting fees.........         3,628
 Distribution fees...............................................        19,695
 Other...........................................................        47,833
                                                                   ------------
 Total Liabilities...............................................    24,349,220
                                                                   ------------
Net Assets:
Capital..........................................................   191,506,017
Undistributed (distributions in excess of) net investment
 income..........................................................      (270,530)
Net realized losses on investments...............................    (7,750,684)
Unrealized depreciation on investments...........................    (7,509,117)
                                                                   ------------
 Net Assets......................................................  $175,975,686
                                                                   ============
Net Assets
 Class A.........................................................  $  9,013,052
 Class B.........................................................    19,510,926
 Class C.........................................................         5,548
 Trust Class.....................................................   147,446,160
                                                                   ------------
 Total...........................................................  $175,975,686
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................       973,832
 Class B.........................................................     2,161,484
 Class C.........................................................           614
 Trust Class.....................................................    15,813,532
                                                                   ------------
 Total...........................................................    18,949,462
                                                                   ============
Net asset value
 Class A -- redemption price per share...........................  $       9.26
 Class B -- offering price per share*............................          9.03
 Class C -- offering price per share*............................          9.03
 Trust Class -- offering and redemption price per share..........          9.32
                                                                   ============
Maximum Sales Charge -- Class A..................................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A..  $       9.82
                                                                   ============

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Dividend income.................................................. $    761,868
Interest income..................................................        9,330
Income from securities lending...................................       34,359
                                                                  ------------
 Total Income....................................................      805,557
                                                                  ------------
Expenses:
Investment advisory fees.........................................      652,577
Administration, transfer agent and fund accounting fees..........      220,465
Distribution fees -- Class A.....................................       29,166
Distribution fees -- Class B.....................................      120,538
Distribution fees -- Class C.....................................            4
Custodian fees...................................................        8,552
Trustees' fees and expenses......................................        2,928
Other............................................................      172,457
                                                                  ------------
 Gross expenses..................................................    1,206,687
 Expenses waived.................................................     (138,042)
                                                                  ------------
 Total Expenses..................................................    1,068,645
                                                                  ------------
Net Investment Loss..............................................     (263,088)
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments...............................   (7,750,684)
Net change in unrealized appreciation/depreciation on
 investments.....................................................  (60,910,203)
                                                                  ------------
Net realized/unrealized losses on investments....................  (68,660,887)
                                                                  ------------
Change in net assets resulting from operations................... $(68,923,975)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Statements of Changes in Net Assets

                                                   For the Six      For the
                                                   Months Ended   Year Ended
                                                    March 31,    September 30,
                                                       2001          2000
                                                   ------------  -------------
                                                   (Unaudited)
From Investment Activities:
Operations:
 Net investment loss.............................. $   (263,088) $   (527,250)
 Net realized gains (losses) on investments.......   (7,750,684)   14,429,993
 Net change in unrealized
  appreciation/depreciation on investments........  (60,910,203)   18,005,829
                                                   ------------  ------------
Change in net assets resulting from operations....  (68,923,975)   31,908,572
                                                   ------------  ------------
Distributions to Class A Shareholders:
 From net realized gains from investments.........     (905,000)     (386,187)
Distributions to Class B Shareholders:
 From net realized gains from investments.........   (1,894,849)     (835,887)
Distribution to Trust Class Shareholders:
 From net realized gains from investments.........  (10,166,255)   (5,750,383)
                                                   ------------  ------------
Change in net assets from shareholder
 distributions....................................  (12,966,104)   (6,972,457)
                                                   ------------  ------------
Capital Transactions:
 Proceeds from shares issued......................   82,226,272    80,048,238
 Dividends reinvested.............................    4,615,951     1,234,808
 Cost of shares redeemed..........................  (14,842,715)  (29,188,620)
                                                   ------------  ------------
Change in net assets from capital transactions....   71,999,508    52,094,426
                                                   ------------  ------------
Change in net assets..............................   (9,890,571)   77,030,541
Net Assets:
 Beginning of period..............................  185,866,257   108,835,716
                                                   ------------  ------------
 End of period.................................... $175,975,686  $185,866,257
                                                   ============  ============
Share Transactions:
 Issued...........................................    7,200,065     5,373,722
 Reinvested.......................................      370,318        91,792
 Redeemed.........................................   (1,197,129)   (1,982,083)
                                                   ------------  ------------
Change in Shares..................................    6,373,254     3,483,431
                                                   ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Class A Shares

                           For the Six     For the Year Ended      October 3,
                           Months Ended      September 30,           1997 to
                            March 31,      ---------------------  September 30,
                               2001          2000        1999       1998 (a)
                           ------------    ---------   ---------  -------------
                           (Unaudited)
Net Asset Value,
 Beginning of Period.....    $ 14.75       $   11.96   $   9.62      $ 10.00
                             -------       ---------   --------      -------
Investment Activities
 Net investment income
  (loss).................      (0.02)          (0.06)     (0.04)          --
 Net realized and
  unrealized gains
  (losses) on
  investments............      (4.49)           3.59       2.94        (0.25)
                             -------       ---------   --------      -------
 Total from Investment
  Activities.............      (4.51)           3.53       2.90        (0.25)
                             -------       ---------   --------      -------
Distributions
 Net investment income...         --              --         --        (0.03)
 Net realized gains......      (0.98)          (0.74)     (0.56)          --
 In excess of net
  realized gains.........         --              --         --        (0.10)
                             -------       ---------   --------      -------
 Total Distributions.....      (0.98)          (0.74)     (0.56)       (0.13)
                             -------       ---------   --------      -------
Net Asset Value, End of
 Period..................    $  9.26       $   14.75   $  11.96      $  9.62
                             =======       =========   ========      =======
Total Return (excludes
 sales charge)...........     (32.32)%(b)      30.08%     30.93%       (2.54)%(b)

Ratios/Supplementary
 Data:
Net Assets, End of Period
 (000)...................    $ 9,013       $  13,156   $  5,912      $ 1,938
Ratio of expenses to
 average net assets......       1.31%(c)        1.24%      1.22%        1.39%(c)
Ratio of net investment
 loss to average net
 assets..................      (0.39)%(c)      (0.43)%    (0.34)%      (0.04)%(c)
Ratio of expenses to
 average net assets*.....       1.70%(c)        1.66%      1.71%        1.87%(c)
Portfolio turnover (d)...      38.06%(b)       76.76%     67.59%      108.36%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Class B Shares

                          For the Six     For the Year Ended       October 3,
                          Months Ended       September 30,           1997 to
                           March 31,      ---------------------   September 30,
                              2001          2000        1999        1998 (a)
                          ------------    ---------   ---------   -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 14.47       $   11.82   $    9.58      $ 10.00
                            -------       ---------   ---------      -------
Investment Activities
 Net investment loss....      (0.05)          (0.17)      (0.12)       (0.02)
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (4.41)           3.56        2.92        (0.29)
                            -------       ---------   ---------      -------
 Total from Investment
  Activities............      (4.46)           3.39        2.80        (0.31)
                            -------       ---------   ---------      -------
Distributions
 Net investment income..         --              --          --        (0.01)
 Net realized gains.....      (0.98)          (0.74)      (0.56)          --
 In excess of net
  realized gains........         --              --          --        (0.10)
                            -------       ---------   ---------      -------
 Total Distributions....      (0.98)          (0.74)      (0.56)       (0.11)
Net Asset Value, End of
 Period.................    $  9.03       $   14.47   $   11.82      $  9.58
                            =======       =========   =========      =======
Total Return (excludes
 redemption charge).....     (32.61)%(b)      29.22%      29.97%       (3.13)%(b)

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $19,511       $  27,172   $  12,289      $ 3,985
Ratio of expenses to
 average net assets.....       2.06%(c)        1.99%       1.97%        2.14%(c)
Ratio of net investment
 loss to average net
 assets.................      (1.15)%(c)      (1.18)%     (1.08)%      (0.78)%(c)
Ratio of expenses to
 average net assets*....       2.20%(c)        2.16%       2.21%        2.37%(c)
Portfolio turnover (d)..      38.06%(b)       76.76%      67.59%      108.36%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Class C Shares

                                                                  February 1,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $ 12.03
                                                                    -------
Investment Activities
 Net investment loss.............................................     (0.01)
 Net realized and unrealized losses on investments...............     (2.99)
                                                                    -------
 Total from Investment Activities................................     (3.00)
                                                                    -------
Net Asset Value, End of Period...................................   $  9.03
                                                                    =======
Total Return (excludes redemption charge)........................    (32.61)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $     6
Ratio of expenses to average net assets..........................      1.99%(c)
Ratio of net investment income to average net assets.............     (1.21)%(c)
Ratio of expenses to average net assets*.........................      2.13%(c)
Portfolio turnover (d)...........................................     38.06%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Trust Shares

                                              For the Year
                            For the Six     Ended September       October 3,
                            Months Ended          30,               1997 to
                             March 31,      ------------------   September 30,
                                2001          2000      1999       1998 (a)
                            ------------    --------   -------   -------------
                            (Unaudited)
Net Asset Value, Beginning
 of Period................    $  14.84      $  11.99   $  9.63      $ 10.00
                              --------      --------   -------      -------
Investment Activities
 Net investment income
  (loss)..................       (0.02)        (0.03)    (0.01)        0.04
 Net realized and
  unrealized gains
  (losses) on
  investments.............       (4.52)         3.62      2.93        (0.27)
                              --------      --------   -------      -------
 Total from Investment
  Activities..............       (4.54)         3.59      2.92        (0.23)
                              --------      --------   -------      -------
Distributions
 Net investment income....          --            --        --        (0.04)
 Net realized gains.......       (0.98)        (0.74)    (0.56)       (0.10)
                              --------      --------   -------      -------
 Total Distributions......       (0.98)        (0.74)    (0.56)       (0.14)
                              --------      --------   -------      -------
Net Asset Value, End of
 Period...................    $   9.32      $  14.84   $ 11.99      $  9.63
                              ========      ========   =======      =======
Total Return..............      (32.32)%(b)    30.52%    31.15%       (2.33)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000)....................    $147,446      $145,538   $90,635      $50,975
Ratio of expenses to
 average net assets.......        1.06%(c)      0.99%     0.98%        1.06%(c)
Ratio of net investment
 loss to average net
 assets...................       (0.14)%(c)    (0.18)%   (0.08)%       0.41%(c)
Ratio of expenses to
 average net assets*......        1.20%(c)      1.16%     1.22%        1.30%(c)
Portfolio turnover (d)....       38.06%(b)     76.76%    67.59%      108.36%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Small Company Growth Fund                                         March 31, 2001
                                                                     (Unaudited)

 Common Stocks (95.6%):

                                                                      Market
                                                          Shares      Value
                                                         --------- ------------
Aerospace/Defense (0.3%):
Alliant Techsystems, Inc. (b)...........................     5,600 $    495,880
                                                                   ------------
Analytical Instruments (1.2%):
Bruker Daltonics, Inc. (b)..............................    50,896      798,431
Molecular Devices Corp. (b).............................    18,300      832,650
Varian, Inc. (b)........................................    12,900      329,756
                                                                   ------------
                                                                      1,960,837
                                                                   ------------
Apparel (3.1%):
bebe stores, inc. (b)...................................    67,100    1,484,587
Columbia Sportswear Co. (b).............................     8,200      372,972
Gymboree Corp. (b)......................................   105,600    1,056,000
Quiksilver, Inc. (b)....................................    33,500      889,425
Tommy Hilfiger Corp. (b)................................    85,200    1,094,820
                                                                   ------------
                                                                      4,897,804
                                                                   ------------
Apparel & Footwear (1.9%):
Reebok International Ltd. (b)...........................    74,600    1,854,556
Timberland Co. -- Class A (b)...........................    23,000    1,168,400
                                                                   ------------
                                                                      3,022,956
                                                                   ------------
Banking & Finance (6.1%):
Associated Banc-Corp....................................    53,600    1,782,200
Cullen/Frost Bankers, Inc...............................    17,600      602,800
FirstFed Financial Corp.................................    30,600      856,800
FirstMerit Corp.........................................     6,900      179,400
IndyMac Bancorp, Inc. (b)...............................    40,800    1,172,592
Investment Technology Group, Inc........................    46,200    2,365,440
Investors Financial Services Corp.......................    32,600    1,911,175
UCBH Holdings, Inc. ....................................    15,700      764,394
                                                                   ------------
                                                                      9,634,801
                                                                   ------------
Beverages (0.3%):
Robert Mondavi Corp. -- Class A (b).....................    11,400      510,863
                                                                   ------------
Biotechnology (3.5%):
Albany Molecular Research, Inc. (b).....................    41,700    1,459,500
ArQule, Inc. (b)........................................    29,500      390,875
CuraGen Corp. (b).......................................    10,900      255,469
Dyax Corp. (b)..........................................     7,700       61,600
Genaissance Pharmaceuticals, Inc. (b)...................    35,300      284,606
Myriad Genetics, Inc. (b)...............................    21,700      880,206
Pharmaceutical Product Development, Inc. (b)............    25,800    1,086,825
Scios, Inc. (b).........................................    34,400      791,200
Third Wave Technologies (b).............................    47,100      329,700
                                                                   ------------
                                                                      5,539,981
                                                                   ------------
Business Services (0.5%):
ADVO, Inc. (b)..........................................    23,100      852,390
                                                                   ------------
Commercial Services (0.6%):
Plexus Corp. (b)........................................    33,800      866,125
                                                                   ------------
Computer Networking (0.2%):
Ixia (b)................................................    28,200      361,313
                                                                   ------------
Computer Services (0.5%):
TALX Corp. .............................................    34,950      862,828
                                                                   ------------
Computer Software (6.4%):
Activision, Inc. (b)....................................   128,100    3,114,431

 Common Stocks, continued

                                                                   Market
                                                       Shares      Value
                                                      --------- ------------
Computer Software, continued
Art Technology Group, Inc. (b).......................    56,300 $    675,600
BARRA, Inc. (b)......................................    14,400      777,600
Eclipsys, Corp. (b)..................................    58,500    1,140,750
Interwoven, Inc. (b).................................    35,500      357,219
Manugistics Group, Inc. (b)..........................    17,500      320,469
Mentor Graphics Corp. (b)............................    19,400      400,125
RSA Security, Inc. (b)...............................     5,950      146,891
THQ, Inc. (b)........................................    83,300    3,165,399
                                                                ------------
                                                                  10,098,484
                                                                ------------
Computers (0.2%):
Mercury Computer Systems, Inc. (b)...................     9,800      376,075
                                                                ------------
Diversified Products (0.4%):
Teleflex, Inc........................................    15,000      614,250
                                                                ------------
Educational Services (4.6%):
Career Education Corp. (b)...........................    40,100    2,015,025
Corinthian Colleges, Inc. (b)........................    53,100    2,137,275
Education Management Corp. (b).......................    49,100    1,601,888
ITT Educational Services, Inc. (b)...................    52,100    1,411,910
                                                                ------------
                                                                   7,166,098
                                                                ------------
Electronic Components -- Semiconductors (4.0%):
Cirrus Logic, Inc. (b)...............................    55,200      824,550
Elantec Semiconductor, Inc. (b)......................    11,700      310,050
GlobeSpan, Inc. (b)..................................    47,600    1,041,250
Integrated Circuit Systems, Inc. (b).................     9,100      145,600
Photronics, Inc. (b).................................    42,900    1,059,094
Rudolph Technologies, Inc. (b).......................    30,900    1,071,844
Silicon Valley Group, Inc. (b).......................    14,100      387,750
Ultratech Stepper, Inc. (b)..........................    56,000    1,379,000
                                                                ------------
                                                                   6,219,138
                                                                ------------
Electronics (2.6%):
Advanced Energy Industries, Inc. (b).................    17,100      441,394
Brooks Automation, Inc. (b)..........................    11,700      465,075
L-3 Communications Holdings, Inc. (b)................    38,500    3,039,575
Planar Systems, Inc. (b).............................    10,200      130,050
                                                                ------------
                                                                   4,076,094
                                                                ------------
Environmental Services (1.7%):
Waste Connections, Inc. (b)..........................    94,300    2,717,019
                                                                ------------
Health Care (4.0%):
AdvancePCS (b).......................................    50,200    2,724,134
Henry Schein, Inc. (b)...............................    39,800    1,462,650
LifePoint Hospitals, Inc. (b)........................    16,100      575,575
Manor Care, Inc. (b).................................    40,800      832,320
Triad Hospitals, Inc. (b)............................    22,700      641,275
                                                                ------------
                                                                   6,235,954
                                                                ------------
Insurance (1.9%):
Coventry Health Care, Inc. (b).......................    30,800      510,125
Mid Atlantic Medical Services, Inc. (b)..............    43,600      885,080
Reinsurance Group of America, Inc....................    39,500    1,522,330
                                                                ------------
                                                                   2,917,535
                                                                ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Small Company Growth Fund                                         March 31, 2001
                                                                     (Unaudited)

 Common Stocks, continued

                                                                      Market
                                                          Shares      Value
                                                         --------- ------------
Leisure Time Industries (6.9%):
Anchor Gaming (b).......................................    25,900 $  1,586,375
Argosy Gaming Co. (b)...................................    13,400      349,740
Extended Stay America, Inc. (b).........................    64,200      963,000
GTECH Holdings Corp. (b)................................    59,300    1,615,925
International Game Technology (b).......................    84,000    4,229,400
International Speedway Corp. -- Class A.................    19,900      737,544
Speedway Motorsports, Inc. (b)..........................    51,300    1,333,800
                                                                   ------------
                                                                     10,815,784
                                                                   ------------
Media (0.5%):
Radio One, Inc. -- Class A (b)..........................    41,900      735,869
                                                                   ------------
Oil & Gas Exploration Products & Services (19.5%):
Cabot Oil & Gas Corp. -- Class A........................    98,300    2,654,099
Chesapeake Energy Corp. ................................   161,500    1,429,275
Comstock Resources, Inc. (b)............................    52,200      587,250
Cross Timbers Oil Co. ..................................    61,750    1,528,313
Energen Corp. ..........................................     7,200      254,160
Equitable Resources, Inc. ..............................    12,100      834,900
Forest Oil Corp. (b)....................................    22,300      666,770
Grey Wolf, Inc. (b).....................................   285,900    1,858,350
Helmerich & Payne, Inc. ................................    42,100    1,949,230
Horizon Offshore, Inc. (b)..............................    34,500      853,875
Houston Exploration Co. (b).............................    13,200      396,000
HS Resources, Inc. (b)..................................    15,600      702,000
Hydril Co. (b)..........................................    18,700      427,763
Lone Star Technologies, Inc. (b)........................    28,900    1,235,475
Noble Affiliates, Inc...................................    45,200    1,886,196
Ocean Energy, Inc. .....................................   102,300    1,693,065
Offshore Logistics, Inc. ...............................    72,800    1,806,350
Patterson Energy, Inc. (b)..............................    28,500      901,313
Pioneer Natural Resources Co. ..........................    17,300      271,610
Pogo Producing Co. .....................................    24,500      722,995
Precision Drilling Corp. (b)............................    10,600      378,102
SEACOR SMIT, Inc. (b)...................................    19,200      867,840
Spinnaker Exploration Co. (b)...........................    60,300    2,635,109
Tom Brown, Inc. (b).....................................    38,000    1,254,000
Unit Corp. (b)..........................................    64,400    1,065,820
UTI Energy Corp. (b)....................................    29,500      892,375
Veritas DGC, Inc. (b)...................................    31,000      990,450
                                                                   ------------
                                                                     30,742,685
                                                                   ------------
Pharmaceuticals (7.2%):
AmeriSource Health Corp. --  Class A (b)................    23,500    1,152,675
Aviron (b)..............................................    22,600      939,313
Cardinal Health, Inc....................................    10,490    1,014,908
CIMA Labs, Inc. (b).....................................    30,200    1,876,174
ImmunoGen, Inc. (b).....................................    22,600      302,275
InterMune Pharmaceuticals, Inc. (b).....................    10,100      212,100
IntraBiotics Pharmaceuticals, Inc. (b)..................    30,600       65,025
Inverness Medical Technology, Inc. (b)..................    13,400      349,070
Noven Pharmaceuticals, Inc. (b).........................    55,924    1,583,347
OSI Pharmaceuticals, Inc. (b)...........................    18,800      744,950

 Common Stocks, continued

                                                                      Market
                                                          Shares      Value
                                                         --------- ------------
Pharmaceuticals, continued
Shire Pharmaceuticals Group PLC (b).....................    17,511 $    766,106
Titan Pharmaceuticals, Inc. (b).........................    49,400    1,096,680
Vertex Pharmaceuticals, Inc. (b)........................    35,100    1,285,538
                                                                   ------------
                                                                     11,388,161
                                                                   ------------
Pipelines (0.9%):
Western Gas Resources, Inc..............................    42,000    1,354,500
                                                                   ------------
Printing & Publishing (0.9%):
Scholastic Corp. (b)....................................    38,900    1,402,831
                                                                   ------------
Restaurants (4.3%):
AFC Enterprises, Inc. (b)...............................    31,000      596,750
Applebee's International, Inc...........................    22,600      806,538
California Pizza Kitchen, Inc. (b)......................    33,900      961,913
RARE Hospitality International, Inc. (b)................    95,400    2,373,074
Ruby Tuesday, Inc.......................................   106,500    2,088,465
                                                                   ------------
                                                                      6,826,740
                                                                   ------------
Retail (4.5%):
American Eagle Outfitters (b)...........................    88,050    2,531,437
Chico's FAS, Inc. (b)...................................    27,500      902,344
Dillards, Inc. -- Class A...............................    95,900    2,104,046
Pacific Sunwear of California, Inc. (b).................    23,700      651,750
Pier 1 Imports, Inc.....................................    37,300      484,900
Rent-A-Center, Inc. (b).................................     9,800      450,188
                                                                   ------------
                                                                      7,124,665
                                                                   ------------
Retail -- Food Stores (1.0%):
Fleming Cos., Inc.......................................    61,100    1,554,995
                                                                   ------------
Steel Pipe and Tubes (2.9%):
Shaw Group, Inc. (b)....................................    96,200    4,493,502
                                                                   ------------
Telecommunications (0.6%):
Avanex Corp. (b)........................................    25,000      264,250
Digital Lightwave, Inc. (b).............................    19,900      350,738
New Focus, Inc. (b).....................................    21,200      265,212
                                                                   ------------
                                                                        880,200
                                                                   ------------
Utilities -- Electric (2.4%):
MDU Resources Group, Inc................................    48,300    1,725,276
Orion Power Holdings, Inc. (b)..........................    66,900    2,053,830
                                                                   ------------
                                                                      3,779,106
                                                                   ------------
TOTAL COMMON STOCKS.....................................            150,525,463
                                                                   ------------

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Small Company Growth Fund                                         March 31, 2001
                                                                     (Unaudited)

 U.S. Government Agencies (10.3%):

                                                        Principal     Market
                                                         Amount       Value
                                                       ----------- ------------
Federal Home Loan Bank (10.3%):
0.00%,* 4/2/01........................................ $12,210,000 $ 12,204,780
0.00%,* 5/4/01........................................   3,000,000    2,986,932
0.00%,* 4/6/01........................................   1,000,000      999,453
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCIES........................               16,191,165
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $165,253,375)(a) -- 105.9%.....................              166,716,628
                                                                   ------------
Liabilities in excess of other
 assets -- (5.9)%.....................................               (9,303,789)
TOTAL NET ASSETS -- 100.0%............................             $157,412,839
                                                                   ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized appreciation of securities as follows:

  Unrealized appreciation......................................... $ 13,749,715
  Unrealized depreciation.........................................  (12,286,462)
                                                                   ------------
  Net unrealized appreciation..................................... $  1,463,253
                                                                   ============

(b) Represents non-income producing securities.
ADR -- American Depository Receipt.
PLC -- Public Limited Company.
*Represents discount note.
At March 31, 2001 the Fund's open long future contracts were as follows:

                                                                              Unrealized
  Number of                                            Notional              Depreciation
  Contracts         Opening Contract Type               Amount                on Futures
  ---------         ---------------------             ----------             ------------
     28              NASDAQ 100, 6/15/01              $4,721,892              ($269,892)

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $165,253,375)........................ $166,716,628
Cash.............................................................       43,652
Interest and dividends receivable................................       15,723
Receivable for capital shares issued.............................        6,992
Collateral for securities loaned.................................   11,486,300
Receivable for investments sold..................................    1,492,274
Prepaid expenses and other.......................................        2,325
                                                                  ------------
 Total Assets....................................................  179,763,894
                                                                  ------------
Liabilities:
Payable for capital shares redeemed..............................       31,072
Payable for collateral received on loaned securities.............   11,486,300
Variation margin payable.........................................       71,548
Payable for investments purchased................................   10,497,127
Accrued expenses and other payables:
 Investment advisory fees........................................      140,214
 Administration, transfer agent and fund accounting fees.........        3,437
 Distribution fees...............................................       13,895
 Other...........................................................      107,462
                                                                  ------------
 Total Liabilities...............................................   22,351,055
                                                                  ------------
Net Assets:
Capital..........................................................  196,674,290
Undistributed (distributions in excess of) net investment
 income..........................................................     (431,694)
Net realized losses on investments...............................  (40,023,118)
Unrealized appreciation on investments...........................    1,193,361
                                                                  ------------
Net Assets....................................................... $157,412,839
                                                                  ============
Net Assets
 Class A......................................................... $ 10,954,850
 Class B.........................................................   12,865,818
 Class C.........................................................          816
 Trust Class.....................................................  133,591,355
                                                                  ------------
 Total........................................................... $157,412,839
                                                                  ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................      670,686
 Class B.........................................................      832,260
 Class C.........................................................           53
 Trust Class.....................................................    7,983,237
                                                                  ------------
 Total...........................................................    9,486,236
                                                                  ============
Net asset value
 Class A  --  redemption price per share......................... $      16.33
 Class B -- offering price per share*............................        15.46
 Class C -- offering price per share*............................        15.46
 Trust Class -- offering and redemption price per share..........        16.73
                                                                  ============
Maximum Sales Charge -- Class A..................................         4.50%
                                                                  ============
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of
 net asset value adjusted to the nearest cent) per share --
 Class A......................................................... $      17.10
                                                                  ============

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Interest income.................................................. $    986,131
Dividend income..................................................       87,915
Income from securities lending...................................       43,380
                                                                  ------------
 Total Income....................................................    1,117,426
                                                                  ------------
Expenses:
Investment advisory fees.........................................      948,359
Administration, transfer agent and fund accounting fees..........      237,088
Distribution fees -- Class A.....................................       35,376
Distribution fees -- Class B.....................................       81,064
Distribution fees -- Class C.....................................            1
Custodian fees...................................................       55,341
Trustees' fees and expenses......................................        4,004
Other............................................................      205,575
                                                                  ------------
 Gross expenses..................................................    1,566,808
 Expenses waived.................................................      (17,688)
                                                                  ------------
 Total expenses..................................................    1,549,120
                                                                  ------------
Net Investment Loss..............................................     (431,694)
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments...............................  (38,173,167)
Net change in unrealized appreciation/depreciation on
 investments.....................................................  (57,815,376)
                                                                  ------------
Net realized/unrealized losses on investments....................  (95,988,543)
                                                                  ------------
Change in net assets resulting from operations................... $(96,420,237)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Statements of Changes in Net Assets

                                                    For the Six     For the
                                                    Months Ended   Year Ended
                                                     March 31,     September
                                                        2001        30, 2000
                                                    ------------  ------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment loss............................... $   (431,694) $ (1,250,643)
 Net realized gains (losses) on investments........  (38,173,167)   49,099,216
 Net change in unrealized appreciation/depreciation
  on investment transactions.......................  (57,815,376)   25,707,083
                                                    ------------  ------------
Change in net assets resulting from operations.....  (96,420,237)   73,555,656
                                                    ------------  ------------
Distributions to Class A Shareholders:
 From net realized gains from investments..........   (3,288,960)   (1,678,289)
Distributions to Class B Shareholders:
 From net realized gains from investments..........   (3,973,142)   (1,383,064)
Distribution to Trust Class Shareholders:
 From net realized gains from investments..........  (36,848,897)  (12,786,728)
                                                    ------------  ------------
Change in net assets from shareholder
 distributions.....................................  (44,110,999)  (15,848,081)
                                                    ------------  ------------
Capital Transactions:
 Proceeds from shares issued.......................   63,731,805   351,947,892
 Dividends reinvested..............................   32,324,656    10,248,791
 Cost of shares redeemed...........................  (45,550,051) (300,582,122)
                                                    ------------  ------------
Change in net assets from capital transactions.....   50,506,410    61,614,561
                                                    ------------  ------------
Change in net assets...............................  (90,024,826)  119,322,137
Net Assets:
 Beginning of period...............................  247,437,665   128,115,528
                                                    ------------  ------------
 End of period..................................... $157,412,839  $247,437,665
                                                    ============  ============
Share Transactions:
 Issued............................................    2,895,840    10,316,550
 Reinvested........................................    1,486,456       349,884
 Redeemed..........................................   (1,916,986)   (8,744,446)
                                                    ------------  ------------
Change in shares...................................    2,465,310     1,921,988
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Class A Shares

                          For the Six
                          Months Ended       For the Year Ended September 30,
                           March 31,      ----------------------------------------------
                              2001         2000      1999      1998      1997      1996
                          ------------    -------   -------   -------   -------   ------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 34.87       $ 24.92   $ 17.50   $ 23.33   $ 21.06   $14.53
                            -------       -------   -------   -------   -------   ------
Investment Activities
 Net investment loss....      (0.09)(a)     (0.25)    (0.28)    (0.29)    (0.15)   (0.20)
 Net realized and
  unrealized gains
  (losses) on
  investments...........     (12.11)        13.20      7.70     (5.23)     2.44     6.73
                            -------       -------   -------   -------   -------   ------
 Total from Investment
  Activities............     (12.20)        12.95      7.42     (5.52)     2.29     6.53
                            -------       -------   -------   -------   -------   ------
Distributions
 Net realized gains.....      (6.34)        (3.00)       --        --        --       --
 In excess of net
  realized gains........         --            --        --     (0.31)    (0.02)      --
                            -------       -------   -------   -------   -------   ------
 Total Distributions....      (6.34)        (3.00)       --     (0.31)    (0.02)      --
                            -------       -------   -------   -------   -------   ------
Net Asset Value, End of
 Period.................    $ 16.33       $ 34.87   $ 24.92   $ 17.50   $ 23.33   $21.06
                            =======       =======   =======   =======   =======   ======
Total Return (excludes
 sales charge)..........     (39.36)%(b)    54.34%    42.32%   (23.81)%   10.90%   44.94%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $10,955       $28,936   $11,336   $ 9,456   $12,676   $7,413
Ratio of expenses to
 average net assets.....       1.78%(c)      1.66%     1.80%     1.86%     1.89%    2.01%
Ratio of net investment
 loss to average net
 assets.................      (0.60)%(c)    (0.74)%   (1.23)%   (1.36)%   (1.29)%  (1.26)%
Ratio of expenses to
 average net assets*....       2.03%(c)      1.91%     2.05%     2.11%     2.14%    2.26%
Portfolio turnover (d)..     134.28%(b)    206.16%   184.39%   157.44%    80.66%   71.62%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Per share net investment income has been calculated using the average daily shares method.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Class B Shares

                                           For the Year Ended September           January 1,
                          For the Six                  30,                          1996 to
                          Months Ended    ------------------------------------   September 30,
                           March 31,       2000      1999      1998      1997      1996 (a)
                          ------------    -------   -------   -------   ------   -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 33.53       $ 24.21   $ 17.13   $ 23.02   $20.92      $15.24
                            -------       -------   -------   -------   ------      ------
Investment Activities
 Net investment loss....      (0.15)(b)     (0.49)    (0.41)    (0.39)   (0.20)      (0.21)
 Net realized and
  unrealized gains
  (losses) on
  investments...........     (11.58)        12.81      7.49     (5.19)    2.32        5.89
                            -------       -------   -------   -------   ------      ------
Total from Investment
 Activities.............     (11.73)        12.32      7.08     (5.58)    2.12        5.68
                            -------       -------   -------   -------   ------      ------
Distributions
 Net realized gains.....      (6.34)        (3.00)       --        --       --          --
 In excess of net
  realized gains........         --            --        --     (0.31)   (0.02)         --
                            -------       -------   -------   -------   ------      ------
 Total Distributions....      (6.34)        (3.00)       --     (0.31)   (0.02)         --
                            -------       -------   -------   -------   ------      ------
Net Asset Value, End of
 Period.................    $ 15.46       $ 33.53   $ 24.21   $ 17.13   $23.02      $20.92
                            =======       =======   =======   =======   ======      ======
Total Return (excludes
 redemption charge).....     (39.58)%(c)    53.29%    41.25%   (24.40)%  10.16%      37.27%(c)

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $12,866       $20,707   $11,054   $ 8,609   $8,869      $3,200
Ratio of expenses to
 average net assets.....       2.53%(d)      2.41%     2.55%     2.61%    2.64%       2.72%(d)
Ratio of net investment
 loss to average net
 assets.................      (1.35)%(d)    (1.49)%   (1.98)%   (2.11)%  (2.04)%     (2.01)%(d)
Portfolio turnover (e)..     134.28%(c)    206.16%   184.39%   157.44%   80.66%      71.62%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Per share net investment income has been calculated using the average daily shares method.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Class C Shares

                                                                  February 1,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $19.88
                                                                    ------
Investment Activities
 Net investment loss.............................................    (0.05)(b)
 Net realized and unrealized losses on investments...............    (4.37)
                                                                    ------
 Total from Investment Activities................................    (4.42)
                                                                    ------
Net Asset Value, End of Period...................................   $15.46
                                                                    ======
Total Return (excludes redemption charge)........................   (42.92)%(c)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $    1
Ratio of expenses to average net assets..........................     2.46%(d)
Ratio of net investment income to average net assets.............    (1.71)%(d)
Portfolio turnover (e)...........................................   134.28%(c)

(a) Period from commencement of operations.
(b) Per share net investment income has been calculated using the average daily shares method.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Trust Shares

                          For the Six
                          Months Ended        For the Year Ended September 30,
                           March 31,      -------------------------------------------------
                              2001          2000       1999      1998      1997      1996
                          ------------    --------   --------   -------   -------   -------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $  35.49      $  25.25   $  17.69   $ 23.52   $ 21.18   $ 14.57
                            --------      --------   --------   -------   -------   -------
Investment Activities
 Net investment loss....       (0.04)(a)     (0.17)     (0.22)    (0.20)    (0.11)    (0.17)
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (12.38)        13.41       7.78     (5.32)     2.47      6.78
                            --------      --------   --------   -------   -------   -------
 Total from Investment
  Activities............      (12.42)        13.24       7.56     (5.52)     2.36      6.61
                            --------      --------   --------   -------   -------   -------
Distributions
 Net realized gains.....       (6.34)        (3.00)        --        --        --        --
 In excess of net
  realized gains........          --            --         --     (0.31)    (0.02)       --
                            --------      --------   --------   -------   -------   -------
 Total Distributions....       (6.34)        (3.00)        --     (0.31)    (0.02)       --
                            --------      --------   --------   -------   -------   -------
Net Asset Value, End of
 Period.................    $  16.73      $  35.49   $  25.25   $ 17.69   $ 23.52   $ 21.18
                            ========      ========   ========   =======   =======   =======
Total Return............      (39.29)%(b)    54.82%     42.66%   (23.62)%   11.17%    45.37%

Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $133,591      $197,795   $105,725   $65,180   $58,660   $36,373
Ratio of expenses to
 average net assets.....        1.53%(c)      1.41%      1.54%     1.61%     1.64%     1.79%
Ratio of net investment
 loss to average net
 assets.................       (0.35)%(c)    (0.49)%    (0.98)%   (1.11)%   (1.04)%   (1.00)%
Ratio of expenses to
 average net assets*....        1.53%(c)      1.41%      1.55%     1.61%     1.64%     1.79%
Portfolio turnover (d)..      134.28%(b)    206.16%    184.39%   157.44%    80.66%    71.62%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Per share net investment income has been calculated using the average daily shares method.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
International Equity Fund                                         March 31, 2001
                                                                     (Unaudited)

 Common Stocks (98.8%):

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Australia (1.1%):
Metals & Mining (1.1%):
Rio Tinto Ltd. ..........................................    83,206 $  1,318,351
                                                                    ------------
Canada (0.9%):
Telecommunications (0.9%):
BCE, Inc. ...............................................    47,000    1,057,850
                                                                    ------------
France (17.5%):
Automotive (1.4%):
Valeo SA.................................................    37,702    1,709,819
                                                                    ------------
Electronics (2.0%):
Schneider Electric SA (b)................................    40,929    2,388,050
                                                                    ------------
Insurance (2.1%):
Axa......................................................    22,120    2,461,949
                                                                    ------------
Medical Supplies (2.0%):
Essilor International SA.................................     8,342    2,396,745
                                                                    ------------
Petroleum (2.9%):
Total Fina Elf SA........................................    24,479    3,321,775
                                                                    ------------
Pharmaceuticals (2.5%):
Aventis SA...............................................    37,254    2,894,876
                                                                    ------------
Retail -- Food Products (2.2%):
Carrefour SA.............................................    48,577    2,653,918
                                                                    ------------
Telecommunications (2.4%):
Orange SA (b)............................................   333,903    2,863,257
                                                                    ------------
                                                                      20,690,389
                                                                    ------------
Germany (6.1%):
Banking & Finance (4.3%):
Deutsche Bank AG.........................................    32,219    2,463,749
Muenchener Rueckversicherungs-Gesellschaft AG............     8,964    2,686,395
                                                                    ------------
                                                                       5,150,144
                                                                    ------------
Diversified Products (1.8%):
Siemens AG...............................................    20,632    2,134,005
                                                                    ------------
                                                                       7,284,149
                                                                    ------------
Great Britain (14.0%):
Aerospace/Defense (2.3%):
BAE Systems PLC..........................................   614,563    2,730,401
                                                                    ------------
Airlines (1.5%):
British Airways PLC......................................   394,899    1,754,470
                                                                    ------------
Banking & Finance (0.5%):
Alpha Credit Bank AE.....................................    23,891      620,096
                                                                    ------------
Food Service -- Catering (2.2%):
Compass Group PLC (b)....................................   367,050    2,596,141
                                                                    ------------
Petroleum (2.1%):
Centrica PLC.............................................   724,656    2,449,415
                                                                    ------------
Telecommunications (5.4%):
British Telecommunications PLC...........................   260,951    1,871,674
Vodafone Group PLC....................................... 1,675,016    4,619,880
                                                                    ------------
                                                                       6,491,554
                                                                    ------------
                                                                      16,642,077
                                                                    ------------

 Common Stocks, continued

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Hong Kong (0.9%):
Real Estate (0.9%):
Sun Hung Kai Properties Ltd..............................   116,000 $  1,108,095
                                                                    ------------
India (0.5%):
Banking & Finance (0.5%):
ICICI Ltd. ADR...........................................    52,000      611,000
                                                                    ------------
Italy (2.1%):
Insurance (2.1%):
Assicurazioni Generali SpA...............................    80,388    2,544,149
                                                                    ------------
Japan (20.2%):
Automobiles & Trucks (1.4%):
Toyota Motor Corp. ......................................    49,200    1,707,848
                                                                    ------------
Banking & Finance (4.4%):
Bank of Tokyo -- Mitsubishi Ltd. ........................   313,000    2,802,412
Daiwa Securities Group, Inc. ............................   240,000    2,273,300
                                                                    ------------
                                                                       5,075,712
                                                                    ------------
Building-Heavy Construction (0.8%):
Obayashi Corp............................................   250,000      963,567
                                                                    ------------
Chemicals (2.0%):
Mitsubishi Chemical Corp. ...............................   467,000    1,267,041
Takeda Chemical Industries Ltd. .........................    24,000    1,158,675
                                                                    ------------
                                                                       2,425,716
                                                                    ------------
Electronic Components/Instruments (1.7%):
Murata Manufacturing Company Ltd. .......................    21,100    1,752,783
Toshiba Corp. ...........................................    50,000      292,063
                                                                    ------------
                                                                       2,044,846
                                                                    ------------
Electronics (0.7%):
Tokyo Electron Ltd. .....................................    12,700      839,129
                                                                    ------------
Machinery (0.7%):
Amada Co. Ltd. ..........................................   155,000      853,445
                                                                    ------------
Office Equipment & Services (1.5%):
Ricoh Company Ltd. ......................................    97,000    1,757,084
                                                                    ------------
Retail -- Major Department Stores (0.5%):
Takashimaya Company Ltd. ................................    89,000      651,970
                                                                    ------------
Telecommunications (2.8%):
NTT DoCoMo, Inc. ........................................       181    3,148,689
                                                                    ------------
Toys (2.2%):
Nintendo Co. Ltd. .......................................    16,200    2,651,402
                                                                    ------------
Wire & Cable Products (1.5%):
Sumitomo Electric Industries Ltd. .......................   151,000    1,741,164
                                                                    ------------
                                                                      23,860,572
                                                                    ------------
Mexico (0.9%):
Broadcasting & Publishing (0.9%):
Grupo Televisa SA, GDR...................................    31,000    1,035,710
                                                                    ------------
Netherlands (13.6%):
Banking/Insurance (1.7%):
Fortis NV................................................    77,083    2,021,829
                                                                    ------------
Banks (2.3%):
ING Groep NV.............................................    40,969    2,680,127
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
International Equity Fund                                         March 31, 2001
                                                                     (Unaudited)

 Common Stocks, continued

                                                                       Market
                                                           Shares      Value
                                                          --------- ------------
Netherlands, continued
Computer (0.9%):
ASM Lithography Holding NV (b)...........................    47,739 $  1,063,511
                                                                    ------------
Publishing (5.0%):
Elsevier NV..............................................   289,121    3,746,984
VNU NV...................................................    60,709    2,246,037
                                                                    ------------
                                                                       5,993,021
                                                                    ------------
Telecommunications (1.6%):
Koninklijke (Royal) KPN NV...............................   189,889    1,856,621
                                                                    ------------
Transportation (2.1%):
TNT Post Group NV........................................   119,541    2,504,572
                                                                    ------------
                                                                      16,119,681
                                                                    ------------
Singapore (1.4%):
Banking & Finance (1.4%):
DBS Group Holdings Ltd. .................................   183,146    1,653,492
                                                                    ------------
South Africa (0.4%):
Retail-General Merchandise (0.4%):
Profurn Ltd.............................................. 2,400,000      455,444
                                                                    ------------
Spain (6.2%):
Petroleum (3.2%):
Repsol-YPF SA............................................   214,316    3,802,509
                                                                    ------------
Telecommunications (3.0%):
Telefonica SA (b)........................................   222,994    3,587,832
                                                                    ------------
                                                                       7,390,341
                                                                    ------------
Sweden (5.2%):
Appliances & Household Products (1.6%):
Electrolux AB............................................   142,384    1,890,336
                                                                    ------------
Consumer Goods & Services (2.0%):
Securitas AB.............................................   140,353    2,353,018
                                                                    ------------
Finance Services (1.6%):
Nordic Baltic Holding AB.................................   314,941    1,922,769
                                                                    ------------
                                                                       6,166,123
                                                                    ------------

 Common Stocks, continued

                                                        Shares or
                                                        Principal    Market
                                                         Amount      Value
                                                        --------- ------------
Switzerland (7.8%):
Business Services (2.2%):
Adecco SA..............................................    5,010  $  2,635,681
                                                                  ------------
Chemicals (1.8%):
Syngenta AG............................................   41,151     2,121,972
                                                                  ------------
Pharmaceuticals (3.8%):
Novartis AG............................................    2,888     4,532,893
                                                                  ------------
                                                                     9,290,546
                                                                  ------------
TOTAL COMMON STOCKS....................................            117,227,969
                                                                  ------------

 Investment Companies (0.4%):

Bank of New York, Brussels, Sweep Account, 4.75%.......  492,477       492,477
                                                                  ------------
TOTAL INVESTMENT COMPANIES.............................                492,477
                                                                  ------------
TOTAL INVESTMENTS (Cost $131,406,874)(a) -- 99.2%......            117,720,446
Other assets in excess of
 liabilities -- 0.8%...................................                914,921
                                                                  ------------
NET ASSETS -- 100.0%...................................           $118,635,367
                                                                  ============

---------
(a) Represents cost for federal income tax purposes and differs from market value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $  1,327,892
  Unrealized depreciation.........................................  (15,014,320)
                                                                   ------------
  Net unrealized depreciation..................................... $(13,686,428)
                                                                   ============

(b) Represents non-income producing securities.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt
PLC -- Public Limited Company

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investments, at value (Cost $131,406,874)........................  $117,720,446
Foreign currency, at value (Cost $2,067,874).....................     2,048,865
Interest and dividends receivable................................       189,374
Receivable for capital shares issued.............................         1,000
Receivable for investments sold..................................     3,426,159
Receivable for forward foreign currency contracts................       691,079
Reclaim receivable...............................................       136,915
Prepaid expenses and other.......................................         2,419
                                                                   ------------
 Total Assets....................................................   124,216,257
                                                                   ------------

Liabilities:
Payable for investments purchased................................     5,380,583
Accrued expenses and other payables:
 Investment advisory fees........................................       103,308
 Administration, transfer agent and fund accounting fees.........         2,482
 Distribution fees...............................................         3,506
 Other...........................................................        91,011
                                                                   ------------
 Total Liabilities...............................................     5,580,890
                                                                   ------------
Net Assets:
Capital..........................................................   145,785,760
Undistributed (distributions in excess of) net investment
 income..........................................................      (421,240)
Net realized losses on foreign currency transactions and
 investments.....................................................   (13,685,445)
Net unrealized depreciation on foreign currency transactions and
 investments.....................................................   (13,043,708)
                                                                   ------------
 Net Assets......................................................  $118,635,367
                                                                   ============
Net Assets
 Class A.........................................................  $  2,263,435
 Class B.........................................................     3,380,879
 Class C.........................................................           851
 Trust Class.....................................................   112,990,202
                                                                   ------------
 Total...........................................................  $118,635,367
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A.........................................................       257,832
 Class B.........................................................       396,104
 Class C.........................................................           100
 Trust Class.....................................................    12,711,614
                                                                   ------------
 Total...........................................................    13,365,650
                                                                   ============
Net asset value
 Class A -- redemption price per share...........................  $       8.78
 Class B -- offering price per share*............................          8.54
 Class C -- offering price per share*............................          8.54
 Trust Class -- offering and redemption price per share..........          8.89
                                                                   ============
Maximum Sales Charge -- Class A..................................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100%-Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A..  $       9.32
                                                                   ============

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Dividend income.................................................. $    505,583
Interest income..................................................       80,815
Foreign tax withholding..........................................      (53,194)
                                                                  ------------
 Total Income....................................................      533,204
                                                                  ------------
Expenses:
Investment advisory fees.........................................      599,464
Administration, transfer agent and fund accounting fees..........      149,866
Distribution fees -- Class A.....................................        6,389
Distribution fees -- Class B.....................................       18,654
Distribution fees -- Class C.....................................            1
Custodian fees...................................................       89,097
Trustees' fees and expenses......................................        2,294
Other............................................................       89,061
                                                                  ------------
 Gross expenses..................................................      954,826
 Expenses waived.................................................       (3,194)
                                                                  ------------
 Total Expenses..................................................      951,632
                                                                  ------------
Net Investment Loss..............................................     (418,428)
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments...............................  (13,319,212)
Net change in unrealized appreciation/depreciation on
 investments.....................................................   (6,102,117)
                                                                  ------------
Net realized/unrealized losses on investments....................  (19,421,329)
                                                                  ------------
Change in net assets resulting from operations................... $(19,839,757)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Statements of Changes in Net Assets

                                                   For the Six      For the
                                                   Months Ended   Year Ended
                                                    March 31,    September 30,
                                                       2001          2000
                                                   ------------  -------------
                                                   (Unaudited)
From Investment Activities:
Operations:
 Net investment loss.............................. $   (418,428) $    (85,949)
 Net realized gains (losses) on foreign currency
  and investments.................................  (13,319,212)   20,735,065
 Net change in unrealized
  appreciation/depreciation on investments........   (6,102,117)  (17,219,058)
                                                   ------------  ------------
Change in net assets resulting from operations....  (19,839,757)    3,430,058
                                                   ------------  ------------
Distributions to Class A Shareholders:
 From net realized gains from investments.........     (432,950)     (104,843)
Distributions to Class B Shareholders:
 From net realized gains from investments.........     (658,293)     (122,221)
Distribution to Trust Class Shareholders:
 From net realized gains from investments.........  (19,680,513)   (4,989,751)
                                                   ------------  ------------
Change in net assets from shareholder
 distributions....................................  (20,771,756)   (5,216,815)
                                                   ------------  ------------
Capital Transactions:
 Proceeds from shares issued......................   91,241,692    68,944,407
 Dividends reinvested.............................    7,579,447     1,543,932
 Cost of shares redeemed..........................  (65,442,533)  (44,564,108)
                                                   ------------  ------------
Change in net assets from capital transactions....   33,378,606    25,924,231
                                                   ------------  ------------
Change in net assets..............................   (7,232,907)   24,137,474
Net Assets:
 Beginning of period..............................  125,868,274   101,730,800
                                                   ------------  ------------
 End of period.................................... $118,635,367  $125,868,274
                                                   ============  ============
Share Transactions:
 Issued...........................................    8,953,372     5,043,242
 Reinvested.......................................      751,907       112,934
 Redeemed.........................................   (6,337,925)   (3,259,918)
                                                   ------------  ------------
Change in shares..................................    3,367,354     1,896,258
                                                   ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Class A Shares

                          For the Six      For the Year Ended          January 2,
                          Months Ended        September 30,              1997 to
                           March 31,      -------------------------   September 30,
                              2001         2000      1999     1998      1997 (a)
                          ------------    -------   ------   ------   -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 12.49       $ 12.48   $ 9.91   $11.24      $10.00
                            -------       -------   ------   ------      ------
Investment Activities
 Net investment income
  (loss)................      (0.02)        (0.04)   (0.01)    0.03        0.03
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (1.67)         0.68     2.78    (1.09)       1.25
                            -------       -------   ------   ------      ------
 Total from Investment
  Activities............      (1.69)         0.64     2.77    (1.06)       1.28
                            -------       -------   ------   ------      ------
Distributions
 Net investment income..         --            --    (0.03)   (0.03)      (0.02)
 Net realized gains.....      (2.02)        (0.63)   (0.17)   (0.23)         --
 In excess of net
  investment income.....         --            --       --    (0.01)      (0.02)
                            -------       -------   ------   ------      ------
 Total Distributions....      (2.02)        (0.63)   (0.20)   (0.27)      (0.04)
                            -------       -------   ------   ------      ------
Net Asset Value, End of
 Period.................    $  8.78       $ 12.49   $12.48   $ 9.91      $11.24
                            =======       =======   ======   ======      ======
Total Return (excludes
 sales charge)..........     (15.53)%(b)     4.75%   28.33%   (9.60)%     12.84%(b)
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $ 2,263       $ 2,681   $1,906   $1,314      $  833
Ratio of expenses to
 average net assets.....       1.80%(c)      1.76%    1.81%    1.75%       1.97%(c)
Ratio of net investment
 income (loss) to
 average net assets.....      (0.86)%(c)    (0.26)%  (0.07)%   0.26%       0.14%(c)
Ratio of expenses to
 average net assets*....       2.05%(c)      2.01%    2.06%    2.01%       2.24%(c)
Portfolio turnover (d)..      81.88%(b)    179.44%   82.00%   53.27%      41.45%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Class B Shares


                          For the Six      For the Year Ended          January 2,
                          Months Ended        September 30,              1997 to
                           March 31,      -------------------------   September 30,
                              2001         2000     1999     1998       1997 (a)
                          ------------    ------   ------   -------   -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $ 12.24       $12.34   $ 9.85   $ 11.23      $10.00
                            -------       ------   ------   -------      ------
Investment Activities
 Net investment loss....      (0.02)       (0.15)   (0.10)    (0.04)      (0.01)
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (1.66)        0.68     2.77     (1.10)       1.26
                            -------       ------   ------   -------      ------
 Total from Investment
  Activities............      (1.68)        0.53     2.67     (1.14)       1.25
                            -------       ------   ------   -------      ------
Distributions
 Net investment income..         --           --    (0.01)       --          --
 Net realized gains.....      (2.02)       (0.63)   (0.17)    (0.23)         --
 In excess of net
  investment income.....         --           --       --     (0.01)      (0.02)
                            -------       ------   ------   -------      ------
 Total Distributions....      (2.02)       (0.63)   (0.18)    (0.24)      (0.02)
                            -------       ------   ------   -------      ------
Net Asset Value, End of
 Period.................    $  8.54       $12.24   $12.34   $  9.85      $11.23
                            =======       ======   ======   =======      ======
Total Return (excludes
 redemption charge).....     (15.80)%(b)    3.88%   27.46%   (10.29)%     12.51%(b)
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $ 3,381       $3,861   $2,378   $ 1,923      $1,179
Ratio of expenses to
 average net assets.....       2.55%(c)     2.51%    2.56%     2.50%       2.69%(c)
Ratio of net investment
 loss to average net
 assets.................      (1.68)%(c)   (0.99)%  (0.84)%   (0.50)%     (0.62)%(c)
Ratio of expenses to
 average net assets*....       2.55%(c)     2.51%    2.56%     2.51%       2.74%(c)
Portfolio turnover (d)..      81.88%(b)   179.44%   82.00%    53.27%      41.45%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Class C Shares

                                                                  February 1,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $ 10.04
                                                                    -------
Investment Activities
 Net investment loss.............................................     (0.03)
 Net realized and unrealized losses on investments...............     (1.47)
                                                                    -------
 Total from Investment Activities................................     (1.50)
                                                                    -------
Net Asset Value, End of Period...................................   $  8.54
                                                                    =======
Total Return (excludes redemption charge)........................    (15.80)%(b)


Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $     1
Ratio of expenses to average net assets..........................      2.52%(c)
Ratio of net investment loss to average net assets...............     (1.38)%(c)
Ratio of expenses to average net assets*.........................      2.52%(c)
Portfolio turnover (d)...........................................     81.88%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Trust Shares

                          For the Six        For the Year Ended          January 2,
                          Months Ended         September 30,               1997 to
                           March 31,      ---------------------------   September 30,
                              2001          2000      1999     1998       1997 (a)
                          ------------    --------   -------  -------   -------------
                          (Unaudited)
Net Asset Value,
 Beginning of Period....    $  12.60      $  12.56   $  9.95  $ 11.28      $ 10.00
                            --------      --------   -------  -------      -------
Investment Activities
 Net investment income
  (loss)................       (0.01)        (0.01)     0.02     0.06         0.03
 Net realized and
  unrealized gain
  (losses) on foreign
  currency and
  investments...........       (1.68)         0.68      2.80    (1.10)        1.30
                            --------      --------   -------  -------      -------
 Total from Investment
  Activities............       (1.69)         0.67      2.82    (1.04)        1.33
                            --------      --------   -------  -------      -------
Distributions
 Net investment loss....          --            --     (0.04)   (0.06)       (0.02)
 Net realized gains.....       (2.02)        (0.63)    (0.17)   (0.23)          --
 In excess of net
  investment income.....          --            --        --       --        (0.03)
                            --------      --------   -------  -------      -------
 Total Distributions....       (2.02)        (0.63)    (0.21)   (0.29)       (0.05)
                            --------      --------   -------  -------      -------
Net Asset Value, End of
 Period.................    $   8.89      $  12.60   $ 12.56  $  9.95      $ 11.28
                            ========      ========   =======  =======      =======
Total Return............      (15.38)%(b)     4.96%    28.70%   (9.45)%      13.34%(b)


Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........    $112,990      $119,326   $97,447  $70,356      $52,373
Ratio of expenses to
 average net assets.....        1.55%(c)      1.51%     1.56%    1.50%        1.79%(c)
Ratio of net investment
 income (loss) to
 average net assets.....       (0.66)%(c)    (0.04)%    0.18%    0.50%        0.32%(c)
Ratio of expenses to
 average net assets*....        1.55%(c)      1.51%     1.56%    1.51%        1.81%(c)
Portfolio turnover (d)..       81.88%(b)    179.44%    82.00%   53.27%       41.45%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Conservative Growth Fund                          March 31, 2001
                                                                     (Unaudited)

 Investment Companies (100.2%):

                                                         Shares or
                                                         Principal   Market
                                                          Amount      Value
                                                         --------- -----------
BB&T Balanced Fund......................................   503,876 $ 5,844,965
BB&T Intermediate Corporate Bond Fund...................   355,665   3,702,469
BB&T Intermediate U.S. Government Bond Fund.............   264,528   2,690,245
BB&T International Equity Fund..........................   197,396   1,754,847
BB&T Large Company Growth Fund..........................   265,531   2,474,751
BB&T Large Company Value Fund...........................   225,850   3,871,076
BB&T Short-Intermediate U.S. Government Income Fund.....   646,117   6,409,482
BB&T Small Company Growth Fund..........................    85,887   1,436,881
BB&T U.S. Treasury Money Market Fund.................... 1,301,263   1,301,263
                                                                   -----------
TOTAL INVESTMENT COMPANIES..............................            29,485,979
                                                                   -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $32,535,519)(a) -- 100.2%........................            29,485,979
Liabilities in excess of other
 assets -- (0.2)%.......................................               (68,916)
                                                                   -----------
NET ASSETS -- 100.0%....................................           $29,417,063
                                                                   ===========

---------
(a) Represents cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $   380,886
  Unrealized depreciation.........................................  (3,430,426)
                                                                   -----------
  Net unrealized depreciation..................................... $(3,049,540)
                                                                   ===========

                                   Continued

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investment in affiliates, at value (Cost $32,535,519).............  $29,485,979
Interest and dividends receivable.................................       84,005
Receivable for capital shares issued..............................       45,000
Prepaid expenses and other........................................       19,578
                                                                    -----------
 Total Assets.....................................................   29,634,562
                                                                    -----------

Liabilities:
Dividends payable.................................................      212,854
Accrued expenses and other payables:
 Investment advisory fees.........................................        3,785
 Administration, transfer agent and fund accounting fees..........          369
 Distribution fees................................................          491
                                                                    -----------
 Total Liabilities................................................      217,499
                                                                    -----------
Net Assets:
Capital...........................................................   31,479,224
Undistributed (distributions in excess of) net investment income..       (5,496)
Net realized gains on investments.................................      992,875
Net unrealized depreciation on investments........................   (3,049,540)
                                                                    -----------
 Net Assets.......................................................  $29,417,063
                                                                    ===========
Net Assets
 Class A..........................................................  $   336,021
 Class B..........................................................      651,577
 Class C..........................................................          936
 Trust Class......................................................   28,428,529
                                                                    -----------
 Total............................................................  $29,417,063
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A..........................................................       35,667
 Class B..........................................................       69,241
 Class C..........................................................          100
 Trust Class......................................................    3,002,993
                                                                    -----------
 Total............................................................    3,108,001
                                                                    ===========
Net asset value
 Class A -- redemption price per share............................  $      9.42
 Class B -- offering price per share*.............................         9.41
 Class C -- offering price per share*.............................         9.41
 Trust Class -- offering and redemption price per share...........         9.47
                                                                    ===========
Maximum Sales Charge -- Class A...................................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A...  $      9.99
                                                                    ===========

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Dividend income from affiliates................................... $   681,395
Interest income...................................................         458
                                                                   -----------
 Total Income.....................................................     681,853
                                                                   -----------
Expenses:
Investment advisory fees..........................................      38,500
Administration, transfer agent and fund accounting fees...........      38,500
Distribution fees -- Class A......................................         820
Distribution fees -- Class B......................................       1,309
Distribution fees -- Class C......................................           2
Custodian fees....................................................       2,891
Trustees' fees and expenses.......................................         250
Other.............................................................      15,409
                                                                   -----------
 Gross expenses...................................................      97,681
 Expenses waived..................................................     (31,209)
                                                                   -----------
 Total Expenses...................................................      66,472
                                                                   -----------
Net Investment Income.............................................     615,381
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments with affiliates................      (5,716)
Net realized gain distributions from underlying funds.............   1,081,373
Net change in unrealized appreciation/depreciation on
 investments......................................................  (3,231,830)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (2,156,173)
                                                                   -----------
Change in net assets resulting from operations.................... $(1,540,792)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Statements of Changes in Net Assets

                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $   615,381    $ 1,254,763
 Net realized gains (losses) on investments with
  affiliates.......................................      (5,716)       766,828
 Net realized gain distributions from underlying
  funds............................................   1,081,373        926,417
 Net change in unrealized appreciation/depreciation
  on investments...................................  (3,231,830)         2,831
                                                    -----------    -----------
Change in net assets resulting from operations.....  (1,540,792)     2,950,839
                                                    -----------    -----------
Distributions to Class A Shareholders:
 From net investment income........................      (6,528)       (12,855)
 From net realized gains from investments..........     (16,144)       (10,851)
 In excess of net investment income................          --            (53)
Distributions to Class B Shareholders:
 From net investment income........................      (6,674)        (3,910)
 From net realized gains from investments..........     (12,991)        (2,673)
 In excess of net investment income................          --            (16)
Distributions to Class C Shareholders:
 From net investment income........................          (5)            --
Distribution to Trust Class Shareholders:
 From net investment income........................    (600,513)    (1,237,998)
 From net realized gains from investments..........  (1,722,866)      (722,850)
 In excess of net investment income................          --         (5,084)
                                                    -----------    -----------
Change in net assets from shareholder
 distributions.....................................  (2,365,721)    (1,996,290)
                                                    -----------    -----------
Capital Transactions:
 Proceeds from shares issued.......................   1,012,476      5,158,594
 Dividends reinvested..............................     634,942        569,336
 Cost of shares redeemed...........................    (575,117)    (7,663,436)
                                                    -----------    -----------
Change in net assets from capital transactions.....   1,072,301     (1,935,506)
                                                    -----------    -----------
Change in net assets...............................  (2,834,212)      (980,957)
Net Assets:
 Beginning of period...............................  32,251,275     33,232,232
                                                    -----------    -----------
 End of period..................................... $29,417,063    $32,251,275
                                                    ===========    ===========
Share Transactions:
 Issued............................................     103,670        480,737
 Reinvested........................................      62,627         53,498
 Redeemed..........................................     (57,874)      (719,604)
                                                    -----------    -----------
Change in shares...................................     108,423       (185,369)
                                                    ===========    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Class A Shares

                              For the Six    For the Year Ended     January 29,
                              Months Ended      September 30,         1998 to
                               March 31,     --------------------  September 30,
                                  2001         2000       1999        1998(a)
                              ------------   ---------  ---------  -------------
                              (Unaudited)
Net Asset Value, Beginning
 of Period..................     $10.71      $   10.39  $   10.05     $10.09
                                 ------      ---------  ---------     ------
Investment Activities
 Net investment income......       0.20           0.38       0.30       0.19
 Net realized and unrealized
  gains (losses) on
  investments with
  affiliates................      (0.72)          0.54       0.52      (0.01)
                                 ------      ---------  ---------     ------
 Total from Investment
  Activities................      (0.52)          0.92       0.82       0.18
                                 ------      ---------  ---------     ------
Distributions
 Net investment income......      (0.19)         (0.38)     (0.31)     (0.22)
 Net realized gains.........      (0.58)         (0.22)     (0.17)        --
                                 ------      ---------  ---------     ------
 Total Distributions........      (0.77)         (0.60)     (0.48)     (0.22)
                                 ------      ---------  ---------     ------
Net Asset Value, End of
 Period.....................     $ 9.42      $   10.71  $   10.39     $10.05
                                 ======      =========  =========     ======
Total Return (excludes sales
 charge)....................      (5.13)%(b)      9.08%      8.19%      1.89%(b)


Ratios/Supplementary Data:
Net Assets, End of Period
 (000)......................     $  336      $     293  $     532     $  119
Ratio of expenses to average
 net assets.................       0.68%(c)       0.66%      0.62%      0.83%(c)
Ratio of net investment
 income to average net
 assets.....................       3.68%(c)       3.55%      2.95%      2.91%(c)
Ratio of expenses to average
 net assets*................       1.13%(c)       1.10%      1.07%      1.33%(c)
Portfolio turnover (d)......      14.35%(b)      38.27%     16.45%      4.28%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Class B Shares

                                     For the Six       For the     January 29,
                                     Months Ended    Year Ended      1999 to
                                      March 31,     September 30, September 30,
                                         2001           2000        1999 (a)
                                     ------------   ------------- -------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................    $10.71         $10.39        $10.54
                                        ------         ------        ------
Investment Activities
 Net investment income..............      0.15           0.29          0.21
 Net realized and unrealized gains
  (losses) on investments with
  affiliates........................     (0.70)          0.56         (0.15)
                                        ------         ------        ------
 Total from Investment Activities...     (0.55)          0.85          0.06
                                        ------         ------        ------
Distributions
 Net investment income..............     (0.17)         (0.31)        (0.21)
 Net realized gains.................     (0.58)         (0.22)           --
                                        ------         ------        ------
 Total Distributions................     (0.75)         (0.53)        (0.21)
                                        ------         ------        ------
Net Asset Value, End of Period......    $ 9.41         $10.71        $10.39
                                        ======         ======        ======
Total Return (excludes redemption
 charge)............................     (5.41)%(b)      8.31%         0.59%(b)


Ratios/Supplementary Data:
Net Assets, End of Period (000).....    $  652         $  150        $  110
Ratio of expenses to average net
 assets.............................      1.45%(c)       1.41%         1.35%(c)
Ratio of net investment income to
 average net assets.................      3.01%(c)       2.75%         3.92%(c)
Ratio of expenses to average net
 assets*............................      1.65%(c)       1.60%         1.75%(c)
Portfolio turnover (d)..............     14.35%(b)      38.27%        16.45%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Class C Shares

                                                                  February 1,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $10.08
                                                                    ------
Investment Activities
 Net investment income...........................................     0.05
 Net realized and unrealized gains (losses) on investments with
  affiliates.....................................................    (0.67)
                                                                    ------
 Total from Investment Activities................................    (0.62)
                                                                    ------
Distributions
 Net investment income...........................................    (0.05)
                                                                    ------
 Total Distributions.............................................    (0.05)
                                                                    ------
Net Asset Value, End of Period...................................   $ 9.41
                                                                    ======
Total Return (excludes redemption charge)........................    (5.35)%(b)


Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................       $1
Ratio of expenses to average net assets..........................     1.51%(c)
Ratio of net investment income to average net assets.............     1.96%(c)
Ratio of expenses to average net assets*.........................     1.71%(c)
Portfolio turnover (d)...........................................    14.35%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Trust Shares

                            For the Six     For the Year Ended     October 2,
                            Months Ended       September 30,         1997 to
                             March 31,      --------------------  September 30,
                                2001          2000       1999       1998 (a)
                            ------------    ---------  ---------  -------------
                            (Unaudited)
Net Asset Value, Beginning
 of Period.................   $ 10.75       $   10.43  $   10.08     $ 10.00
                              -------       ---------  ---------     -------
Investment Activities
 Net investment income.....      0.20            0.40       0.32        0.32
 Net realized and
  unrealized gains (losses)
  on investments with
  affiliates...............     (0.70)           0.55       0.53        0.08
                              -------       ---------  ---------     -------
 Total from Investment
  Activities...............     (0.50)           0.95       0.85        0.40
                              -------       ---------  ---------     -------
Distributions
 Net investment income.....     (0.20)          (0.41)     (0.33)      (0.32)
 Net realized gains........     (0.58)          (0.22)     (0.17)         --
                              -------       ---------  ---------     -------
 Total Distributions.......     (0.78)          (0.63)     (0.50)      (0.32)
                              -------       ---------  ---------     -------
Net Asset Value, End of
 Period....................   $  9.47       $   10.75  $   10.43     $ 10.08
                              =======       =========  =========     =======
Total Return...............     (4.91)%(b)       9.31%      8.47%       3.95%(b)


Ratios/Supplementary Data:
Net Assets, End of Period
 (000).....................   $28,428       $  31,808  $  32,590     $23,773
Ratio of expenses to
 average net assets........      0.42%(c)        0.41%      0.38%       0.47%(c)
Ratio of net investment
 income to average net
 assets....................      4.05%(c)        3.75%      3.15%       3.12%(c)
Ratio of expenses to
 average net assets*.......      0.63%(c)        0.60%      0.58%       0.67%(c)
Portfolio turnover (d).....     14.35%(b)       38.27%     16.45%       4.28%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Moderate Growth Fund                              March 31, 2001
                                                                     (Unaudited)

 Investment Companies (100.2%):

                                                         Shares or
                                                         Principal   Market
                                                          Amount      Value
                                                         --------- -----------
BB&T Balanced Fund......................................   313,440 $ 3,635,901
BB&T Intermediate Corporate Bond Fund...................   204,164   2,125,342
BB&T Intermediate U.S. Government Bond Fund.............   147,102   1,496,032
BB&T International Equity Fund..........................   314,698   2,797,669
BB&T Large Company Growth Fund..........................   470,175   4,382,035
BB&T Large Company Value Fund...........................   400,393   6,862,736
BB&T Short-Intermediate U.S. Government Income Fund.....   366,082   3,631,534
BB&T Small Company Growth Fund..........................   114,755   1,919,845
BB&T U.S. Treasury Money Market Fund.................... 1,281,160   1,281,160
                                                                   -----------
TOTAL INVESTMENT COMPANIES..............................            28,132,254
                                                                   -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $31,935,140)(a) -- 100.2%........................            28,132,254
Liabilities in excess of other
 assets -- (0.2)%.......................................               (66,982)
                                                                   -----------
NET ASSETS -- 100.0%....................................           $28,065,272
                                                                   ===========

---------
(a) Represents cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

 Unrealized appreciation..........................................  $   347,879
 Unrealized depreciation..........................................   (4,150,765)
                                                                    -----------
 Net unrealized appreciation......................................  $(3,802,886)
                                                                    ===========

                                   Continued

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investment in affiliates, at value (Cost $31,935,140).............  $28,132,254
Interest and dividends receivable.................................       55,598
Receivable for capital shares issued..............................        7,000
Prepaid expenses and other........................................        1,033
                                                                    -----------
 Total Assets.....................................................   28,195,885
                                                                    -----------

Liabilities:
Dividends payable.................................................      124,465
Accrued expenses and other payables:
 Investment advisory fees.........................................        3,640
 Administration, transfer agent and fund accounting fees..........          353
 Distribution fees................................................        1,500
 Other............................................................          655
                                                                    -----------
 Total Liabilities................................................      130,613
                                                                    -----------
Net Assets:
Capital...........................................................   30,550,089
Undistributed (distributions in excess of) net investment income..       (6,316)
Net realized gains on investments.................................    1,324,385
Net unrealized depreciation on investments........................   (3,802,886)
                                                                    -----------
Net Assets........................................................  $28,065,272
                                                                    ===========
Net Assets
 Class A..........................................................  $ 1,807,999
 Class B..........................................................    1,193,368
 Class C..........................................................      184,484
 Trust Class......................................................   24,879,421
                                                                    -----------
 Total............................................................  $28,065,272
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A..........................................................      194,585
 Class B..........................................................      129,163
 Class C..........................................................       19,979
 Trust Class......................................................    2,676,574
                                                                    -----------
 Total............................................................    3,020,301
                                                                    ===========
Net asset value
 Class A -- redemption price per share............................  $      9.29
 Class B -- offering price per share*.............................         9.24
 Class C -- offering price per share*.............................         9.23
 Trust Class -- offering and redemption price per share...........         9.30
                                                                    ===========
Maximum Sales Charge -- Class A...................................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A...  $      9.86
                                                                    ===========

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Dividend income from affiliates................................... $   595,813
                                                                   -----------
Expenses:
Investment advisory fees..........................................      36,214
Administration, transfer agent and fund accounting fees...........      36,214
Distribution fees -- Class A......................................       3,471
Distribution fees -- Class B......................................       3,869
Distribution fees -- Class C......................................         263
Custodian fees....................................................       4,340
Trustees' fees and expenses.......................................         350
Other.............................................................      16,976
                                                                   -----------
 Gross expenses...................................................     101,697
 Expenses waived..................................................     (30,707)
                                                                   -----------
 Total Expenses...................................................      70,990
                                                                   -----------
Net Investment Income.............................................     524,823
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments with affiliates................     (59,457)
Net realized gain distributions from underlying funds.............   1,459,011
Net change in unrealized appreciation/depreciation on
 investments......................................................  (4,964,298)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (3,564,744)
                                                                   -----------
Change in net assets resulting from operations.................... $(3,039,921)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Statements of Changes in Net Assets

                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $   524,823    $   894,695
 Net realized gains (losses) on investments with
  affiliates.......................................     (59,457)       759,632
 Net realized gain distributions from underlying
  funds............................................   1,459,011      1,156,656
 Net change in unrealized appreciation/depreciation
  on investments...................................  (4,964,298)       468,428
                                                    -----------    -----------
Change in net assets resulting from operations.....  (3,039,921)     3,279,411
                                                    -----------    -----------
Distributions to Class A Shareholders:
 From net investment income........................     (25,420)       (36,513)
 From net realized gains from investments..........     (83,725)       (30,245)
 In excess of net investment income................          --           (210)
Distributions to Class B Shareholders:
 From net investment income........................     (12,008)        (8,499)
 From net realized gains from investments..........     (37,489)        (5,681)
 In excess of net investment income................          --            (49)
Distributions to Class C Shareholders:
 From net investment income........................        (589)            --
Distribution to Trust Class Shareholders:
 From net investment income........................    (485,967)      (849,683)
 From net realized gains from investments..........  (1,839,389)      (742,081)
 In excess of net investment income................          --         (4,892)
                                                    -----------    -----------
Change in net assets from shareholder
 distributions.....................................  (2,484,587)    (1,677,853)
                                                    -----------    -----------
Capital Transactions:
 Proceeds from shares issued.......................   2,978,745      3,147,321
 Dividends reinvested..............................     473,450        287,374
 Cost of shares redeemed...........................    (337,397)    (3,192,868)
                                                    -----------    -----------
Change in net assets from capital transactions.....   3,114,798        241,827
                                                    -----------    -----------
Change in net assets...............................  (2,409,710)     1,843,385
Net Assets:
 Beginning of period...............................  30,474,982     28,631,597
                                                    -----------    -----------
 End of period..................................... $28,065,272    $30,474,982
                                                    ===========    ===========
Share Transactions:
 Issued............................................     299,111        283,702
 Reinvested........................................      46,023         25,814
 Redeemed..........................................     (33,348)      (288,470)
                                                    -----------    -----------
Change in shares...................................     311,786         21,046
                                                    ===========    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


 Financial Highlights, Class A Shares

                               For the Six    For the Year Ended     January 29,
                               Months Ended      September 30,         1998 to
                                March 31,     --------------------  September 30,
                                   2001         2000       1999       1998 (a)
                               ------------   ---------  ---------  -------------
                               (Unaudited)
Net Asset Value, Beginning of
 Period......................    $ 11.25      $   10.65  $    9.85     $10.01
                                 -------      ---------  ---------     ------
Investment Activities
 Net investment income.......       0.17           0.31       0.22       0.15
 Net realized and unrealized
  gains (losses) on
  investments with
  affiliates.................      (1.23)          0.89       1.06      (0.15)
                                 -------      ---------  ---------     ------
 Total from Investment
  Activities.................      (1.06)          1.20       1.28         --
                                 -------      ---------  ---------     ------
Distributions
 Net investment income.......      (0.18)         (0.31)     (0.23)     (0.16)
 Net realized gains..........      (0.72)         (0.29)     (0.25)        --
                                 -------      ---------  ---------     ------
 Total Distributions.........      (0.90)         (0.60)     (0.48)     (0.16)
                                 -------      ---------  ---------     ------
Net Asset Value, End of
 Period......................    $  9.29      $   11.25  $   10.65     $ 9.85
                                 =======      =========  =========     ======
Total Return (excludes sales
 charge).....................    (10.02)%(b)      11.35%     13.07%      0.10%(b)


Ratios/Supplementary Data:
Net Assets, End of Period
 (000).......................    $ 1,808      $   1,318  $   1,635     $1,146
Ratio of expenses to average
 net assets..................       0.71%(c)       0.74%      0.68%      0.93%(c)
Ratio of net investment
 income to average net
 assets......................       3.30%(c)       2.67%      1.93%      1.93%(c)
Ratio of expenses to average
 net assets*.................       1.16%(c)       1.19%      1.13%      1.39%(c)
Portfolio turnover (d).......      12.13%(b)      46.69%     17.33%      4.85%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


 Financial Highlights, Class B Shares

                                      For the Six       For the     January 29,
                                      Months Ended    Year Ended      1999 to
                                       March 31,     September 30, September 30,
                                          2001           2000          1999
                                      ------------   ------------- -------------
                                      (Unaudited)
Net Asset Value, Beginning of
 Period..............................   $ 11.21         $10.64        $10.64
                                        -------         ------        ------
Investment Activities:
 Net investment income...............      0.14           0.22          0.14
 Net realized and unrealized gains
  (losses) on investments with
  affiliates.........................     (1.24)          0.88            --
                                        -------         ------        ------
 Total from Investment Activities....     (1.10)          1.10          0.14
                                        -------         ------        ------
Distributions
 Net investment income...............     (0.15)         (0.24)        (0.14)
 Net realized gains..................     (0.72)         (0.29)           --
                                        -------         ------        ------
 Total Distributions.................     (0.87)         (0.53)        (0.14)
                                        -------         ------        ------
Net Asset Value, End of Period.......   $  9.24         $11.21        $10.64
                                        =======         ======        ======
Total Return (excludes redemption
 charge).............................   (10.40)%(b)      10.45%         1.29%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)......   $ 1,193         $  542        $  197
Ratio of expenses to average net
 assets..............................      1.47%(c)       1.54%         1.47%(c)
Ratio of net investment income to
 average net assets..................      2.26%(c)       1.94%         2.54%(c)
Ratio of expenses to average net
 assets*.............................      1.67%(c)       1.69%         1.78%(c)
Portfolio turnover (d)...............     12.13%(b)      46.69%        17.33%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund


 Financial Highlights, Class C Shares

                                                                 February 1,
                                                                   2001 to
                                                                  March 31,
                                                                  2001 (a)
                                                                 -----------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period............................  $  10.20
                                                                  --------
Investment Activities:
 Net investment income..........................................      0.00(b)
 Net realized and unrealized losses on investments with
  affiliates....................................................     (0.96)
                                                                  --------
 Total from Investment Activities...............................     (0.96)
                                                                  --------
Distributions
 Net investment income..........................................     (0.01)
                                                                  --------
 Total Distributions............................................     (0.01)
                                                                  --------
Net Asset Value, End of Period..................................  $   9.23
                                                                  ========
Total Return (excludes redemption charge).......................    (10.68)%(c)


Ratios/Supplementary Data:
Net Assets, End of Period (000).................................  $    185
Ratio of expenses to average net assets.........................      1.49%(d)
Ratio of net investment income to average net assets............      1.17%(d)
Ratio of expenses to average net assets*........................      1.69%(d)
Portfolio turnover (e)..........................................     12.13%(c)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Income per share was less than $0.005.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Financial Highlights, Trust Shares

                            For the Six     For the Year Ended     October 2,
                            Months Ended       September 30,         1997 to
                             March 31,      --------------------  September 30,
                                2001          2000       1999       1998 (a)
                            ------------    ---------  ---------  -------------
                            (Unaudited)
Net Asset Value, Beginning
 of Period.................   $ 11.25       $   10.65  $    9.85     $ 10.00
                              -------       ---------  ---------     -------
Investment Activities
 Net investment income.....      0.19            0.34       0.25        0.23
 Net realized and
  unrealized gains (losses)
  on investments with
  affiliates...............     (1.23)           0.89       1.05       (0.16)
                              -------       ---------  ---------     -------
 Total from Investment
  Activities...............     (1.04)           1.23       1.30        0.07
                              -------       ---------  ---------     -------
Distributions
 Net investment income.....     (0.19)          (0.34)     (0.25)      (0.22)
 Net realized gains........     (0.72)          (0.29)     (0.25)         --
                              -------       ---------  ---------     -------
 Total Distributions.......     (0.91)          (0.63)     (0.50)      (0.22)
                              -------       ---------  ---------     -------
Net Asset Value, End of
 Period....................   $  9.30       $   11.25  $   10.65     $  9.85
                              =======       =========  =========     =======
Total Return...............     (9.93)%(b)      11.63%     13.34%       0.68%(b)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000).....................   $24,879       $  26,616  $  26,800     $21,682
Ratio of expenses to
 average net assets........      0.45%(c)        0.49%      0.43%       0.46%(c)
Ratio of net investment
 income to average net
 assets....................      3.72%(c)        2.98%      2.17%       2.21%(c)
Ratio of expenses to
 average net assets*.......      0.66%(c)        0.69%      0.63%       0.66%(c)
Portfolio turnover (d).....     12.13%(b)       46.69%     17.33%       4.85%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Growth Fund                                       March 31, 2001
                                                                     (Unaudited)


 Investment Companies (99.9%):

                                                          Shares or
                                                          Principal   Market
                                                           Amount      Value
                                                          --------- -----------
BB&T Balanced Fund.......................................   116,526 $ 1,351,702
BB&T Intermediate Corporate Bond Fund....................    65,757     684,526
BB&T Intermediate U.S. Government Bond Fund..............    44,356     451,101
BB&T International Equity Fund...........................   365,159   3,246,263
BB&T Large Company Growth Fund...........................   781,859   7,286,928
BB&T Large Company Value Fund............................   542,260   9,294,330
BB&T Short-Intermediate U.S. Government Income Fund......   114,883   1,139,639
BB&T Small Company Growth Fund...........................   142,925   2,391,131
BB&T U.S. Treasury Money Market Fund..................... 1,312,519   1,312,519
                                                                    -----------
TOTAL INVESTMENT COMPANIES...............................            27,158,139
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $31,956,301)(a) -- 99.9%..........................            27,158,139
Other assets in excess of
 liabilities -- 0.1%.....................................                25,634
                                                                    -----------
NET ASSETS -- 100.0%.....................................           $27,183,773
                                                                    ===========

---------
(a) Represents cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $   137,283
  Unrealized depreciation.........................................  (4,935,445)
                                                                   -----------
  Net unrealized depreciation..................................... $(4,798,162)
                                                                   ===========


                                   Continued

BB&T FUNDS
Capital Manager Growth Fund

 Statement of Assets and Liabilities

                                                                 March 31, 2001
                                                                    (Unaudited)

Assets:
Investment in affiliates, at value (Cost $31,956,301)............. $27,158,139
Interest and dividends receivable.................................      30,591
Receivable for capital shares issued..............................      40,000
Prepaid expenses and other........................................      17,740
                                                                   -----------
 Total Assets.....................................................  27,246,470
                                                                   -----------

Liabilities:
Dividends payable.................................................      55,799
Accrued expenses and other payables:
 Investment advisory fees.........................................       3,526
 Administration, transfer agent and fund accounting fees..........         344
 Distribution fees................................................       3,028
                                                                   -----------
 Total Liabilities................................................      62,697
                                                                   -----------

Net Assets:
Capital...........................................................  30,334,880
Undistributed (distributions in excess of ) net investment
 income...........................................................      (7,221)
Net realized gains on investments.................................   1,654,276
Net unrealized depreciation on investments........................  (4,798,162)
                                                                   -----------
Net Assets........................................................ $27,183,773
                                                                   ===========
Net Assets
 Class A.......................................................... $ 1,980,363
 Class B..........................................................   3,160,404
 Class C..........................................................         878
 Trust Class......................................................  22,042,128
                                                                   -----------
 Total............................................................ $27,183,773
                                                                   ===========
Outstanding units of beneficial interest (shares)
 Class A..........................................................     216,695
 Class B..........................................................     346,683
 Class C..........................................................          96
 Trust Class......................................................   2,411,453
                                                                   -----------
 Total............................................................   2,974,926
                                                                   ===========
Net asset value
 Class A -- redemption price per share............................ $      9.14
 Class B -- offering price per share*.............................        9.12
 Class C -- offering price per share*.............................        9.11
 Trust Class -- offering and redemption price per share...........        9.14
                                                                   ===========
Maximum Sales Charge -- Class A...................................        5.75%
                                                                   ===========
Maximum Offering Price (100%/(100% - Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A... $      9.70
                                                                   ===========

* Redemption price per share varies by length of time shares are held. (See note 1)
 Statement of Operations

                                        For the Six Months Ended March 31, 2001
                                                                    (Unaudited)

Investment Income:
Dividend income from affiliates................................... $   524,069
Interest income...................................................          20
                                                                   -----------
 Total Income.....................................................     524,089
                                                                   -----------
Expenses:
Investment advisory fees..........................................      36,061
Administration, transfer agent and fund accounting fees...........      36,061
Distribution fees -- Class A......................................       4,501
Distribution fees -- Class B......................................      12,742
Distribution fees -- Class C......................................           2
Custodian fees....................................................       3,807
Trustees' fees and expenses.......................................         306
Other.............................................................      23,192
                                                                   -----------
 Gross expenses...................................................     116,672
 Expenses waived..................................................     (31,099)
                                                                   -----------
 Total Expenses...................................................      85,573
                                                                   -----------
Net Investment Income.............................................     438,516
                                                                   -----------
Realized/Unrealized Gains (Losses) On Investments:
Net realized gains on investments with affiliates.................   1,764,210
Net realized gain distributions from underlying funds.............         737
Net change in unrealized appreciation/depreciation on
 investments......................................................  (6,717,344)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (4,952,397)
                                                                   -----------
Change in net assets resulting from operations.................... $(4,513,881)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Statements of Changes in Net Assets

                                                    For the Six      For the
                                                    Months Ended   Year Ended
                                                     March 31,    September 30,
                                                        2001          2000
                                                    ------------  -------------
                                                    (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................. $   438,516    $   696,746
 Net realized gains on investments with
  affiliates.......................................   1,764,210        632,345
 Net realized gain distributions from underlying
  funds............................................         737      1,303,845
 Net change in unrealized appreciation/depreciation
  on investments...................................  (6,717,344)     1,006,715
                                                    -----------    -----------
Change in net assets resulting from operations.....  (4,513,881)     3,639,651
                                                    -----------    -----------
Distributions to Class A Shareholders:
 From net investment income........................     (26,922)       (30,523)
 From net realized gains from investments..........    (115,298)       (37,901)
 In excess of net investment income................          --           (227)
Distributions to Class B Shareholders:
 From net investment income........................     (29,378)       (19,638)
 From net realized gains from investments..........    (153,266)       (10,483)
 In excess of net investment income................          --           (146)
Distributions to Class C Shareholders:
 From net investment income........................          (1)            --
Distribution to Trust Class Shareholders:
 From net investment income........................    (382,247)      (646,585)
 From net realized gains from investments..........  (1,749,659)      (812,805)
 In excess of net investment income................          --         (4,814)
                                                    -----------    -----------
Change in net assets from shareholder
 distributions.....................................  (2,456,771)    (1,563,122)
                                                    -----------    -----------
Capital Transactions:
 Proceeds from shares issued.......................   4,206,671      3,673,279
 Dividends reinvested..............................     403,339        118,170
 Cost of shares redeemed...........................    (592,790)      (947,477)
                                                    -----------    -----------
Change in net assets from capital transactions.....   4,017,220      2,843,972
                                                    -----------    -----------
Change in net assets...............................  (2,953,432)     4,920,501
Net Assets:
 Beginning of period...............................  30,137,205     25,216,704
                                                    -----------    -----------
 End of period..................................... $27,183,773    $30,137,205
                                                    ===========    ===========
Share Transactions:
 Issued............................................     411,563        318,118
 Reinvested........................................      38,595         10,305
 Redeemed..........................................     (60,691)       (80,902)
                                                    -----------    -----------
Change in shares...................................     389,467        247,521
                                                    ===========    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class A Shares

                            For the Six    For the Year Ended     January 29,
                            Months Ended      September 30,         1998 to
                             March 31,     --------------------  September 30,
                                2001         2000       1999        1998(a)
                            ------------   ---------  ---------  -------------
                            (Unaudited)
Net Asset Value, Beginning
 of Period.................    $11.66      $   10.79  $    9.67      $9.93
                               ------      ---------  ---------      -----
Investment Activities
 Net investment income.....      0.18           0.25       0.15       0.10
 Net realized and
  unrealized gains (losses)
  on investments with
  affiliates...............     (1.78)          1.24       1.46      (0.26)
                               ------      ---------  ---------      -----
 Total from Investment
  Activities...............     (1.60)          1.49       1.61      (0.16)
                               ------      ---------  ---------      -----
Distributions
 Net investment income.....     (0.15)         (0.26)     (0.17)     (0.10)
 Net realized gains........     (0.77)         (0.36)     (0.32)        --
                               ------      ---------  ---------      -----
 Total Distributions.......     (0.92)         (0.62)     (0.49)     (0.10)
                               ------      ---------  ---------      -----
Net Asset Value, End of
 Period....................    $ 9.14      $   11.66  $   10.79      $9.67
                               ======      =========  =========      =====
Total Return (excludes
 sales charge).............    (14.61)%(b)     14.02%     16.81%     (1.45)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period
 (000).....................    $1,980      $   1,606  $     990      $ 276
Ratio of expenses to
 average net assets........      0.75%(c)       0.70%      0.69%      0.90%(c)
Ratio of net investment
 income to average net
 assets....................      2.74%(c)       2.24%      1.24%      1.16%(c)
Ratio of expenses to
 average net assets*.......      1.20%(c)       1.14%      1.14%      1.38%(c)
Portfolio turnover(d)......     17.34%(b)      43.28%     17.93%      7.69%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class B Shares

                                     For the Six    For the Year   January 29,
                                     Months Ended       Ended        1999 to
                                      March 31,     September 30, September 30,
                                         2001           2000        1999 (a)
                                     ------------   ------------- -------------
                                     (Unaudited)
Net Asset Value, Beginning of
 Period.............................    $11.64         $10.79        $10.69
                                        ------         ------        ------
Investment Activities
 Net investment income..............      0.14           0.17          0.10
 Net realized and unrealized gains
  (losses) on investments with
  affiliates........................     (1.77)          1.24          0.10
                                        ------         ------        ------
 Total from Investment Activities...     (1.63)          1.41          0.20
                                        ------         ------        ------
Distributions
 Net investment income..............     (0.12)         (0.20)        (0.10)
 Net realized gains.................     (0.77)         (0.36)           --
                                        ------         ------        ------
 Total Distributions................     (0.89)         (0.56)        (0.10)
                                        ------         ------        ------
Net Asset Value, End of Period......    $ 9.12         $11.64        $10.79
                                        ======         ======        ======
Total Return (excludes redemption
 charge)............................    (14.90)%(b)     13.23%         1.87%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000).....    $3,160         $1,993        $  163
Ratio of expenses to average net
 assets.............................      1.51%(c)       1.45%         1.94%(c)
Ratio of net investment income to
 average net assets.................      1.87%(c)       1.49%         1.16%(c)
Ratio of expenses to average net
 assets*............................      1.71%(c)       1.64%         2.14%(c)
Portfolio turnover(d)...............     17.34%(b)      43.28%        17.93%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class C Shares

                                                                 February 1,
                                                                   2001 to
                                                                  March 31,
                                                                  2001 (a)
                                                                 -----------
                                                                 (Unaudited)
Net Asset Value, Beginning of Period............................   $ 10.41
                                                                   -------
Investment Activities
 Net investment income..........................................      0.01
 Net realized and unrealized gains (losses) on investments with
  affiliates....................................................     (1.30)
                                                                   -------
 Total from Investment Activities...............................     (1.29)
                                                                   -------
Distributions
 Net investment income..........................................     (0.01)
                                                                   -------
 Total Distributions............................................     (0.01)
                                                                   -------
Net Asset Value, End of Period..................................   $  9.11
                                                                   =======
Total Return (excludes redemption charge).......................    (14.99)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)                                    $     1
Ratio of expenses to average net assets.........................      1.47%(c)
Ratio of net investment income to average net assets............      0.09%(c)
Ratio of expenses to average net assets*........................      1.47%(c)
Portfolio turnover(d)...........................................     17.34%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Trust Shares

                            For the Six    For the Year Ended     October 2,
                           Months  Ended      September 30,         1997 to
                             March 31,     --------------------  September 30,
                               2001          2000       1999       1998 (a)
                           -------------   ---------  ---------  -------------
                            (Unaudited)
Net Asset Value,
 Beginning of Period.....     $ 11.66      $   10.79  $    9.68     $ 10.00
                              -------      ---------  ---------     -------
Investment Activities
 Net investment income...        0.16           0.29       0.17        0.16
 Net realized and
  unrealized gains
  (losses) on investments
  with affiliates........       (1.75)          1.23       1.45       (0.32)
                              -------      ---------  ---------     -------
 Total from Investment
  Activities.............       (1.59)          1.52       1.62       (0.16)
                              -------      ---------  ---------     -------
Distributions
 Net investment income...       (0.16)         (0.29)     (0.19)      (0.16)
 Net realized gains......       (0.77)         (0.36)     (0.32)         --
                              -------      ---------  ---------     -------
 Total Distributions.....       (0.93)         (0.65)     (0.51)      (0.16)
                              -------      ---------  ---------     -------
Net Asset Value, End of
 Period..................     $  9.14      $   11.66  $   10.79     $  9.68
                              =======      =========  =========     =======
Total Return.............      (14.52)%(b)     14.28%     16.96%      (1.72)%(b)

Ratios/Supplementary
 Data:
Net Assets, End of Period
 (000)...................     $22,042      $  26,538  $  24,063     $21,370
Ratio of expenses to
 average net assets......        0.49%(c)       0.45%      0.46%       0.47%(c)
Ratio of net investment
 loss to average net
 assets..................        3.22%(c)       2.49%      1.43%       1.53%(c)
Ratio of expenses to
 average net assets*.....        0.70%(c)       0.64%      0.66%       0.67%(c)
Portfolio turnover(d)....       17.34%(b)      43.28%     17.93%       7.69%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Aggressive Growth Fund                            March 31, 2001
                                                                     (Unaudited)

 Investment Companies (100.0%):

                                                          Shares or
                                                          Principal   Market
                                                           Amount      Value
                                                          --------- -----------
BB&T International Equity Fund...........................  247,166  $ 2,197,302
BB&T Large Company Growth Fund...........................  463,992    4,324,403
BB&T Large Company Value Fund............................  349,447    5,989,516
BB&T Small Company Growth Fund...........................   99,474    1,664,196
BB&T U.S. Treasury Money Market Fund.....................  612,143      612,143
                                                                    -----------
TOTAL INVESTMENT COMPANIES...............................            14,787,560
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $15,002,143)(a) -- 100.0%.........................            14,787,560
Other assets in excess of
 liabilities -- 0.0%.....................................                 1,827
                                                                    -----------
NET ASSETS -- 100.0%.....................................           $14,789,387
                                                                    ===========

---------
(a) Represents cost for federal income tax purposes differs from market value by net unrealized depreciation of securities as follows:

  Unrealized appreciation........................................... $  17,301
  Unrealized depreciation...........................................  (231,884)
                                                                     ---------
  Net unrealized depreciation....................................... $(214,583)
                                                                     =========

                                   Continued

BB&T FUNDS
Capital Manager Aggressive Growth Fund


 Statement of Assets and Liabilities

                                                                March 31,2001(a)
                                                                     (Unaudited)

Assets:
Investments, at value (Cost $15,002,143)............................ $14,787,560
Interest and dividends receivable...................................      10,131
Receivable for capital shares issued................................         100
Prepaid expenses and other..........................................          94
                                                                     -----------
 Total Assets.......................................................  14,797,885
                                                                     -----------

Liabilities:
Dividends payable...................................................       7,526
Accrued expenses and other payables:
 Investment advisory fees...........................................         789
 Administration, transfer agent and fund accounting fees............         182
 Distribution fees..................................................           1
                                                                     -----------
 Total Liabilities..................................................       8,498
                                                                     -----------
Net Assets:
Capital.............................................................  15,004,101
Undistributed net investment loss...................................        (131)
Net unrealizied depreciation on investments.........................    (214,583)
                                                                     -----------
Net Assets.......................................................... $14,789,387
                                                                     ===========
Net Assets
 Class A............................................................ $     1,086
 Class B............................................................         986
 Class C............................................................         986
 Trust Class........................................................  14,786,329
                                                                     -----------
 Total.............................................................. $14,789,387
                                                                     ===========
Outstanding units of beneficial interest (shares)
 Class A............................................................         110
 Class B............................................................         100
 Class C............................................................         100
 Trust Class........................................................   1,500,100
                                                                     -----------
 Total..............................................................   1,500,410
                                                                     ===========
Net asset value
 Class A -- redemption price per share.............................. $      9.86
 Class B -- offering price per share*...............................        9.86
 Class C -- offering price per share*...............................        9.86
 Trust Class -- offering and redemption price per share.............        9.86
                                                                     ===========
Maximum Sales Charge -- Class A.....................................        5.75%
                                                                     ===========
Maximum Offering Price
 (100%/(100% - Maximum Sales Charge) of
 net asset value adjusted to the nearest cent)
 per share -- Class A............................................... $     10.46
                                                                     ===========

* Redemption price per share varies by length of time shares are held. (See note 1)
(a) Period from commencement of operations.

 Statement of Operations

                         For the Period from March 19, 2001 to March 31, 2001(a)
                                                                     (Unaudited)

Investment Income:
Dividend income from affiliates...................................... $  10,131
                                                                      ---------
Expenses:
Investment advisory fees.............................................     1,315
Administration, transfer agent and fund accounting fees..............     1,315
Custodian fees.......................................................       232
Trustees' fees and expenses..........................................        19
Other................................................................       907
                                                                      ---------
 Gross expenses......................................................     3,788
 Expenses waived.....................................................    (1,052)
                                                                      ---------
 Total Expenses......................................................     2,736
                                                                      ---------
Net Investment Income................................................     7,395
                                                                      ---------
Realized/Unrealized Gains (Losses) on Investments:
Net change in unrealized appreciation/depreciation on investments....  (214,583)
                                                                      ---------
Net realized/unrealized losses on investments........................  (214,583)
                                                                      ---------
Change in net assets resulting from operations....................... $(207,188)
                                                                      =========

(a) Period from commencement of operations.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund


 Statements of Changes in Net Assets

                                                                    March 19,
                                                                     2001 to
                                                                    March 31,
                                                                    2001 (a)
                                                                   -----------
                                                                   (Unaudited)
From Investment Activities:
Operations:
 Net investment income............................................ $     7,395
 Net change in unrealized appreciation/depreciation on
  investments.....................................................    (214,583)
                                                                   -----------
Change in net assets resulting from operations....................    (207,188)
                                                                   -----------
Distribution to Trust Class Shareholders:
 From net investment income.......................................      (7,526)
                                                                   -----------
Change in net assets from shareholder distributions...............      (7,526)
                                                                   -----------
Capital Transactions:
 Proceeds from shares issued......................................  15,004,101
                                                                   -----------
Change in net assets from capital transactions....................  15,004,101
                                                                   -----------
Change in net assets..............................................  14,789,387
Net Assets:
 Beginning of period..............................................          --
                                                                   -----------
 End of period.................................................... $14,789,387
                                                                   ===========
Share Transactions:
 Issued...........................................................   1,500,410
                                                                   -----------
Change in Shares..................................................   1,500,410
                                                                   ===========

(a) Period from commencement of operations.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth


 Financial Highlights, Class A Shares

                                                                   March 19,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $10.00
                                                                    ------
Investment Activities
 Net realized and unrealized loss on investments.................    (0.14)
                                                                    ------
 Total from Investment Activities................................    (0.14)
                                                                    ------
Net Asset Value, End of Period...................................   $ 9.86
                                                                    ======
Total Return (excludes sales charge).............................    (1.36)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $    1
Ratio of expenses to average net assets..........................     0.79%(c)
Ratio of net investment income to average net assets.............     1.22%(c)
Ratio of expenses to average net assets*.........................     1.19%(c)
Portfolio turnover(d)............................................     0.00%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reuctions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Class B Shares

                                                                   March 19,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $10.00
                                                                    ------
Investment Activities
 Net realized and unrealized loss on investments.................    (0.14)
                                                                    ------
 Total from Investment Activities................................    (0.14)
                                                                    ------
Net Asset Value, End of Period...................................   $ 9.86
                                                                    ======
Total Return (excludes redemption charge)........................    (1.39)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $    1
Ratio of expenses to average net assets..........................     1.61%(c)
Ratio of net investment income to average net assets.............     0.65%(c)
Ratio of expenses to average net assets*.........................     1.61%(c)
Portfolio turnover (d)...........................................     0.00%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Class C Shares

                                                                    March 19,
                                                                     2001 to
                                                                    March 31,
                                                                    2001 (a)
                                                                   -----------
                                                                   (Unaudited)
Net Asset Value, Beginning of Period..............................   $10.00
                                                                     ------
Investment Activities
 Net realized and unrealized loss on investments..................    (0.14)
                                                                     ------
Total from Investment Activities..................................    (0.14)
                                                                     ------
Net Asset Value, End of Period....................................   $ 9.86
                                                                     ======
Total Return (excludes redemption charge).........................    (1.39)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)...................................   $    1
Ratio of expenses to average net assets...........................     1.61%(c)
Ratio of net investment income to average net assets..............     0.65%(c)
Ratio of expenses to average net assets*..........................     1.81%(c)
Portfolio turnover (d)............................................     0.00%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Trust Shares

                                                                   March 19,
                                                                    2001 to
                                                                   March 31,
                                                                   2001 (a)
                                                                  -----------
                                                                  (Unaudited)
Net Asset Value, Beginning of Period.............................   $ 10.00
                                                                    -------
Investment Activities
 Net realized and unrealized loss on investments.................     (0.14)
                                                                    -------
 Total from Investment Activities................................     (0.14)
                                                                    -------
Net Asset Value, End of Period...................................   $  9.86
                                                                    =======
Total Return.....................................................     (1.35)%(b)

Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................   $14,786
Ratio of expenses to average net assets..........................      0.61%(c)
Ratio of net investment income to average net assets.............      1.64%(c)
Ratio of expenses to average net assets*.........................      0.84%(c)
Portfolio turnover(d)............................................      0.00%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS

                         Notes to Financial Statements
                                 March 31, 2001
                                  (Unaudited)

1.Organization:

  The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The BB&T Funds are authorized to issue an unlimited number of shares without par value. The BB&T Funds offer shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the Large Company Value Fund (formerly Growth and Income Stock Fund), the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and The Capital Manager Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the "Money Market Funds". The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund and the Capital Manager Aggressive Growth Fund are referred to as the "Funds of Funds". The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares, which began operations on February 1, 2001, and Trust Shares. Class B Shares are currently only offered in the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Large Company Value Fund, the Balanced Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, the Capital Manager Aggressive Growth Fund and the Equity Index Fund. Class C Shares are currently offered in the same funds as Class B shares with exception of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, and the Equity Index Fund. Class A Shares are offered with a front-end sales charge. Class B Shares are offered subject to a contingent deferred sales charge which varies based on the length of time Class B Shares are held. The contingent deferred sales charges are as follows:

        Years Since
        Purchase      Percent
        -----------   -------
          0-1          5.00%
          1-2          4.00%
          2-4          3.00%
          4-5          2.00%
          5-6          1.00%
          6 or more    none

Class C Shares, prior to the first anniversary, are subject to a 1.00% contingent deferred sales charge at the time of redemption.

  Each class of shares has identical rights and privileges except with respect to the distribution fees borne by the Class A Shares, Class B Shares, and Class C Shares, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares. Sales of shares of the Funds may be made to customers of Branch Banking & Trust Company ("BB&T Bank") and its affiliates, to all accounts of correspondent banks of BB&T and to the general public.

2.Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)


Securities Valuation:

  Investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the non-Money Market Funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Funds, excluding the Money Market Funds, may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as unrealized appreciation or depreciation.

Foreign Currency Translation:

  The market value of investment securities and other assets and liabilities of the International Equity Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

  The International Equity Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuation arising from changes in market prices of securities held.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of foreign securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates on securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in exchange rates.

Forward Foreign Currency Exchange Contracts:

  The International Equity Fund may enter into forward foreign currency exchange contracts. The purpose of these contracts is to hedge against fluctuation in the value of the underlying currency of certain portfolio investments. A forward foreign currency exchange contract is an agreement to purchase or sell a specified currency at a specified price on a future date. Risks associated with the contract include changes in the value of the foreign currency relative to the U.S. dollar and/or the counterparty's potential inability to perform under the contract.

  The forward foreign currency exchange contracts are valued daily using the current exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Realized gains or losses are recognized when entering a closing or offsetting forward foreign currency contract with the same settlement date and broker.

Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

  Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available in the International Equity Fund and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)


Futures Contracts:

  The Funds (except for the Money Market Funds) may invest in futures contracts to gain additional exposure to the market. This investment involves, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the exposure the Funds have in the particular classes of instruments. Risks include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates. Risks may also arise if there is an illiquid secondary market for the instruments or if counterparties are unable to perform under the terms of the contract.

  To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount ("initial margin") equal to a certain percentage of the contract value with a broker. Subsequent payments ("variation margin") equal to changes in the daily settlement price or last sale on the exchanges where they trade are paid or received each day and are recorded as a gain or loss on futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

  The Funds, with the exception of the Money Market Funds, may purchase securities on a "when-issued" basis. The Large Company Growth Fund, the Small Company Growth Fund, and the International Equity Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a market value equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received. As of March 31, 2001, no funds held "when-issued" securities.

Repurchase Agreements:

  Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Lending Portfolio Securities:

  To generate additional income, each Fund, except the North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, and the Virginia Intermediate Tax-Free Fund, may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or any combination thereof. Each Fund continues to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment collateral.

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)


  When cash is received as collateral for securities loaned, each Fund may invest such cash in short-term U.S. Government securities, repurchase agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Fund, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as assets or liabilities of the Fund because the Fund does not have effective control of such securities.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

  As of March 31, 2001, the Funds loaned securities having a fair value of approximately $191,314,896 and received collateral of $194,958,400 for the loan. This collateral was invested in commercial paper, variable rate notes, investment companies and repurchase agreements at March 31, 2001.

  As disclosed in the schedules of portfolio investments, the Short-Intermediate U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, Intermediate Corporate Bond Fund, Large Company Value Fund, Balanced Fund, Large Company Growth Fund and Small Company Growth Fund invested cash collateral in a Lehman Brothers Tri-Party Repurchase Agreement with interest rate of 5.24% and a maturity date of 4/2/01 which was collateralized by the following securities:

                                                                            Market
         Principal                    Description                            Value
         ---------                    -----------                           ------
        $27,965,000         Scaldis Capital, 0.00%, 9/21/01               $27,965,000
         17,935,000         Moriarty Ltd, 0.00%, 9/27/01                   17,935,000

Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, and the Virginia Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Large Company Value Fund and the Balanced Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

  The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

  It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)


Other:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Funds are prorated to the Funds on the basis of relative net assets. All expenses in connection with the Funds' organization and registration under the 1940 Act and the Securities Act of 1933 (with the exception of the Intermediate Corporate Bond Fund, the Virginia Intermediate Tax-Free Fund and the Capital Manager Aggressive Growth Fund) were paid by the respective Fund. Such expenses are being capitalized and amortized over a period of two years commencing with the initial public offering.

  On June 30, 1998, the Funds adopted Statement of Position (SOP) 98-5, "Reporting on the Costs of Start-Up Activities." Under the provisions of SOP 98-5, costs associated with organizing a fund which commences operations subsequent to June 30, 1998, must be expensed as incurred and may not be amortized over future periods. Accordingly, costs incurred in connection with the organization of the Intermediate Corporate Bond Fund, the Virginia Intermediate Tax-Free Fund and the Capital Manager Aggressive Growth Fund were paid by BISYS Fund Services.

3.Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the period ended March 31, 2001 are as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Short-Intermediate U.S. Government Income Fund....... $ 88,110,359 $ 90,292,033
Intermediate U.S. Government Bond Fund...............  111,706,002   95,245,617
Intermediate Corporate Bond Fund.....................   93,117,143   75,780,159
North Carolina Intermediate Tax-Free Fund............   26,302,897   27,221,888
South Carolina Intermediate Tax-Free Fund............    4,293,501    3,836,005
Virginia Intermediate Tax-Free Fund..................   14,740,174   20,971,520
Large Company Value Fund.............................   73,110,236   49,114,721
Balanced Fund........................................  100,190,780  108,682,334
Large Company Growth Fund............................  124,880,312   63,966,258
Small Company Growth Fund............................  257,226,628  222,455,583
International Equity Fund............................  115,958,051   94,618,461
Capital Manager Conservative Growth Fund.............    4,303,843    4,544,918
Capital Manager Moderate Growth Fund.................    5,965,505    3,399,000
Capital Manager Growth Fund..........................    8,619,086    4,810,000
Capital Manager Aggressive Growth Fund(a)............   14,390,000           --

(a) For the period from March 19, 2001 (commencement of operations) to March 31, 2001.

4.Related Party Transactions:

  Investment advisory services are provided to the Funds by BB&T Asset Management, LLC ("BB&T"). Under the terms of the Investment Advisory agreement, BB&T is entitled to receive fees based on a percentage of the average net assets of each of the Funds.

  Pursuant to a Sub-Advisory agreement with BB&T, BlackRock Financial Management, Inc., an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank") manages the Small Company Growth Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company ("Federated") serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.


                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. In accordance with an agreement effective as of July 1, 2000, BISYS Ohio began receiving compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee at a rate of 0.25% of the average net assets of each fund. The fee is accrued daily and payable on a monthly basis.

  The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares respectively. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the period ended March 31, 2001, BISYS received $18,815,510 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $778,596 was allowed to affiliated broker/dealers of the Funds.

  BB&T Asset Management, LLC, BISYS, and BISYS Ohio may voluntarily reduce or reimburse fees to assist the Funds in maintaining competitive expense ratios.

  Information regarding these transactions is as follows for the period ended March 31, 2001:

                               Investment Advisory  Administration Distribution
                                      Fees               Fees      Fees Class A
                              --------------------- -------------- ------------
                                 As a
                              Percentage Voluntary                  Voluntary
                              of Average    Fee       Voluntary        Fee
                              Net Assets Reductions Fee Reductions  Reductions
                              ---------- ---------- -------------- ------------
Prime Money Market Fund.....      .40%    $225,698     $120,107      $154,725
U.S. Treasury Money Market
 Fund.......................      .40%     307,670           --        96,853
Short-Intermediate U.S.
 Government Income Fund.....      .60%      86,450       43,226         4,212
Intermediate U.S. Government
 Bond Fund..................      .60%      99,681           --         3,373
Intermediate Corporate Bond
 Fund.......................      .60%      49,067           --           312
North Carolina Intermediate
 Tax-Free Fund..............      .60%      47,067       23,534        21,128
South Carolina Intermediate
 Tax-Free Fund..............      .60%      24,212        8,070         2,347
Virginia Intermediate Tax-
 Free Fund..................      .60%      37,675       18,838           399
Large Company Value Fund....      .74%     281,203           --        40,531
Balanced Fund...............      .74%      91,122           --        20,977
Large Company Growth Fund...      .74%     123,460           --        14,583
Small Company Growth Fund...     1.00%          --           --        17,688
International Equity Fund...     1.00%          --           --         3,194
Capital Manager Conservative
 Growth Fund................      .25%      15,400       15,400           410
Capital Manager Moderate
 Growth Fund................      .25%      14,486       14,486         1,736
Capital Manager Growth
 Fund.......................      .25%      14,424       14,424         2,250
Capital Manager Aggressive
 Growth Fund(a).............      .25%         526          526            --

(a) For the period from March 19, 2001 (commencement of operations) to March 31, 2001.

5.Concentration of Credit Risk

  The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, and the Virginia Intermediate Tax-Free Fund invest primarily in debt instruments of municipal issuers in the respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)


6.Capital Share Transactions:

  Transactions in capital shares for the Funds were as follows:

                                                       U.S. Treasury Money Market
                           Prime Money Market Fund                Fund
                         ----------------------------  ----------------------------
                          For the Six      For the      For the Six      For the
                         Months Ended    Year Ended    Months Ended    Year Ended
                           March 31,    September 30,    March 31,    September 30,
                             2001           2000           2001           2000
                         -------------  -------------  -------------  -------------
                          (Unaudited)                   (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $ 260,995,185  $ 341,764,199  $ 102,766,943  $ 475,185,468
 Dividends reinvested...     8,225,154      2,584,071      4,870,277      3,263,718
 Cost of shares
  redeemed..............  (181,284,280)   (72,524,259)   (78,218,791)  (350,310,036)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from Class A Share
  transactions.......... $  87,936,059  $ 271,824,011  $  29,418,429  $ 128,139,150
                         =============  =============  =============  =============
Class B Shares:
 Proceeds from shares
  issued................ $ 104,181,663  $  80,475,754  $  19,417,982  $  29,308,581
 Dividends reinvested...        25,285         52,414         22,040         50,346
 Cost of shares
  redeemed..............   (65,818,981)   (48,275,725)   (18,772,502)   (21,197,759)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from Class B Share
  transactions.......... $  38,387,967  $  32,252,443  $     667,520  $   8,161,168
                         =============  =============  =============  =============
Trust Shares:
 Proceeds from shares
  issued................ $ 223,863,405  $ 180,828,672  $ 357,176,894  $ 763,785,870
 Dividends reinvested...        66,072        114,687      2,984,137      4,604,344
 Cost of shares
  redeemed..............  (165,737,432)  (159,104,375)  (333,332,843)  (655,357,876)
                         -------------  -------------  -------------  -------------
 Change in net assets
  from Trust Share
  transactions.......... $  58,192,045  $  21,838,984  $  26,828,188  $ 113,032,338
                         =============  =============  =============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................   260,995,183    341,764,199    102,766,943    475,185,468
 Reinvested.............     8,225,154      2,584,071      4,870,277      3,263,718
 Redeemed...............  (181,284,281)   (72,524,259)   (78,218,791)  (350,310,036)
                         -------------  -------------  -------------  -------------
 Change in Class A
  Shares................    87,936,056    271,824,011     29,418,429    128,139,150
                         =============  =============  =============  =============
Class B Shares:
 Issued.................   104,181,664     80,475,754     19,417,982     29,308,581
 Reinvested.............        25,285         52,414         22,040         50,346
 Redeemed...............   (65,818,981)   (48,275,725)   (18,772,502)   (21,197,759)
                         -------------  -------------  -------------  -------------
 Change in Class B
  Shares................    38,387,968     32,252,443        667,520      8,161,168
                         =============  =============  =============  =============
Trust Shares:
 Issued.................   223,863,406    180,828,672    357,176,894    763,785,870
 Reinvested.............        66,072        114,687      2,984,137      4,604,344
 Redeemed...............  (165,737,433)  (159,104,375)  (333,332,843)  (655,357,876)
                         -------------  -------------  -------------  -------------
 Change in Trust
  Shares................    58,192,045     21,838,984     26,828,188    113,032,338
                         =============  =============  =============  =============

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                            Short-Intermediate
                          U.S. Government Income         Intermediate U.S.
                                   Fund                 Government Bond Fund
                         --------------------------  ---------------------------
                         For the Six     For the     For the Six      For the
                         Months Ended   Year Ended   Months Ended   Year Ended
                          March 31,     September     March 31,    September 30,
                             2001        30, 2000        2001          2000
                         ------------  ------------  ------------  -------------
                         (Unaudited)                 (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $  2,830,922  $    153,231  $  1,509,668  $     261,852
 Dividends reinvested...       65,547       181,120        52,826        138,889
 Cost of shares
  redeemed..............   (1,961,796)   (1,669,688)   (1,203,757)    (1,118,145)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class A Share
  transactions.......... $    934,673  $ (1,335,337) $    358,737  $    (717,404)
                         ============  ============  ============  =============
Class B Shares:
 Proceeds from shares
  issued................ $         --  $         --  $    144,398  $     213,411
 Dividends reinvested...           --            --        44,526        101,740
 Cost of shares
  redeemed..............           --            --      (127,362)      (655,847)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class B Share
  transactions.......... $         --  $         --  $     61,562  $    (340,696)
                         ============  ============  ============  =============
Class C Shares:
 Proceeds from shares
  issued................ $         --  $         --  $      1,000  $          --
 Dividends reinvested...           --            --             3             --
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class C Share
  transactions.......... $         --  $         --  $      1,003  $          --
                         ============  ============  ============  =============
Trust Shares:
 Proceeds from shares
  issued................ $ 29,238,883  $ 63,709,213  $ 58,946,387  $  69,379,907
 Dividends reinvested...      182,272       360,500     1,268,553      2,587,972
 Cost of shares
  redeemed..............  (27,878,519)  (60,705,292)  (41,494,464)  (102,703,679)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Trust Share
  transactions.......... $  1,542,636  $  3,364,421  $ 18,720,476  $ (30,735,800)
                         ============  ============  ============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      286,545        16,028       149,636         27,274
 Reinvested.............        6,721        18,970         5,317         14,514
 Redeemed...............     (198,805)     (175,088)     (119,326)      (117,137)
                         ------------  ------------  ------------  -------------
 Change in Class A
  Shares................       94,461      (140,090)       35,627        (75,349)
                         ============  ============  ============  =============
Class B Shares:
 Issued.................           --            --        14,375         22,090
 Reinvested.............           --            --         4,491         10,663
 Redeemed...............           --            --       (12,700)       (69,116)
                         ------------  ------------  ------------  -------------
 Change in Class B
  Shares................           --            --         6,166        (36,363)
                         ============  ============  ============  =============
Class C Shares:
 Issued.................           --            --           100             --
                         ------------  ------------  ------------  -------------
 Change in Class C
  Shares................           --            --           100             --
                         ============  ============  ============  =============
Trust Shares:
 Issued.................    2,974,257     6,666,323     5,851,218      7,271,631
 Reinvested.............       18,676        37,749       127,307        269,958
 Redeemed...............   (2,846,961)   (6,360,265)   (4,125,153)   (10,696,151)
                         ------------  ------------  ------------  -------------
 Change in Trust
  Shares................      145,972       343,807     1,853,372     (3,154,562)
                         ============  ============  ============  =============

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                                                           North Carolina
                           Intermediate Corporate         Intermediate Tax-
                                 Bond Fund                    Free Fund
                         ---------------------------  --------------------------
                         For the Six      For the     For the Six     For the
                         Months Ended   Year Ended    Months Ended   Year Ended
                          March 31,    September 30,   March 31,     September
                             2001          2000           2001        30, 2000
                         ------------  -------------  ------------  ------------
                         (Unaudited)                  (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $     81,776  $    231,419   $ 1,402,774   $  1,683,591
 Dividends reinvested...        7,478         6,952       184,040        412,504
 Cost of shares
  redeemed..............     (156,627)       (5,782)     (692,041)    (4,437,564)
                         ------------  ------------   -----------   ------------
 Change in net assets
  from Class A Share
  transactions.......... $    (67,373) $    232,589   $   894,773   $ (2,341,469)
                         ============  ============   ===========   ============
Class B Shares:
 Proceeds from shares
  issued................ $    391,935  $     68,407   $        --   $         --
 Dividends reinvested...        2,375         1,179            --             --
                         ------------  ------------   -----------   ------------
 Change in net assets
  from Class B Share
  transactions.......... $    394,310  $     69,586   $        --   $         --
                         ============  ============   ===========   ============
Class C Shares:
 Proceeds from shares
  issued................ $      1,000  $         --   $        --   $         --
 Dividends reinvested...            4            --            --             --
                         ------------  ------------   -----------   ------------
 Change in net assets
  from Class C Share
  transactions.......... $      1,004  $         --   $        --   $         --
                         ============  ============   ===========   ============
Trust Shares:
 Proceeds from shares
  issued................ $ 28,107,538  $ 99,573,443   $ 6,779,116   $ 23,993,708
 Dividends reinvested...    1,198,826     1,979,046           176             --
 Cost of shares
  redeemed..............  (11,918,710)  (13,184,746)   (9,426,347)   (13,662,242)
                         ------------  ------------   -----------   ------------
 Change in net assets
  from Trust Share
  transactions.......... $ 17,387,654  $ 88,367,743   $(2,647,055)  $ 10,331,466
                         ============  ============   ===========   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................        7,955        23,529       136,791        171,560
 Reinvested.............          734           708        18,104         42,009
 Redeemed...............      (15,038)         (587)      (67,187)      (453,633)
                         ------------  ------------   -----------   ------------
 Change in Class A
  Shares................       (6,349)       23,650        87,708        240,064
                         ============  ============   ===========   ============
Class B Shares:
 Issued.................       37,702         6,941            --             --
 Reinvested.............          233           120            --             --
                         ------------  ------------   -----------   ------------
 Change in Class B
  Shares................       37,935         7,061            --             --
                         ============  ============   ===========   ============
Class C Shares:
 Issued.................           96            --            --             --
                         ------------  ------------   -----------   ------------
 Change in Class C
  Shares................           96            --            --             --
                         ============  ============   ===========   ============
Trust Shares:
 Issued.................    2,742,268    10,067,340       662,856      2,437,804
 Reinvested.............      117,972       201,738            17             --
 Redeemed...............   (1,162,224)   (1,340,317)     (919,203)    (1,389,398)
                         ------------  ------------   -----------   ------------
 Change in Trust
  Shares................    1,698,016     8,928,761      (256,330)     1,048,406
                         ============  ============   ===========   ============

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                                South Carolina
                                 Intermediate          Virginia Intermediate
                                Tax-Free Fund              Tax-Free Fund
                          -------------------------- ---------------------------
                          For the Six     For the    For the Six      For the
                          Months Ended  Year Ended   Months Ended   Year Ended
                           March 31,   September 30,  March 31,    September 30,
                              2001         2000          2001          2000
                          ------------ ------------- ------------  -------------
                          (Unaudited)                (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued.................  $  107,271   $   107,312  $   131,349   $    151,324
 Dividends reinvested....      23,138        42,426        3,421          2,875
 Cost of shares
  redeemed...............      (4,000)      (69,141)          --        (49,059)
                           ----------   -----------  -----------   ------------
 Change in net assets
  from Class A Share
  transactions...........  $  126,409   $    80,597  $   134,770   $    105,140
                           ==========   ===========  ===========   ============
Trust Shares:
 Proceeds from shares
  issued.................  $1,263,821   $ 1,578,920  $ 3,868,818   $  9,921,847
 Cost of shares
  redeemed...............    (810,395)   (3,635,842)  (9,767,081)   (12,261,491)
                           ----------   -----------  -----------   ------------
 Change in net assets
  from Trust Share
  transactions...........  $  453,426   $(2,056,922) $(5,898,263)  $ (2,339,644)
                           ==========   ===========  ===========   ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................      10,483        10,836       11,596         13,921
 Reinvested..............       2,295         4,359          306            266
 Redeemed................        (386)       (7,152)          --         (4,655)
                           ----------   -----------  -----------   ------------
 Change in Class A
  Shares.................      12,392         8,043       11,902          9,532
                           ==========   ===========  ===========   ============
Trust Shares:
 Issued..................     126,100       163,237      344,923        918,996
 Redeemed................     (80,922)     (373,481)    (877,233)    (1,134,290)
                           ----------   -----------  -----------   ------------
 Change in Trust Shares..      45,178      (210,244)    (532,310)      (215,294)
                           ==========   ===========  ===========   ============

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                                                           Large Company
                               Balanced Fund                 Value Fund
                         --------------------------  ---------------------------
                         For the Six   For the Year  For the Six      For the
                         Months Ended     Ended      Months Ended   Year Ended
                          March 31,     September     March 31,    September 30,
                             2001        30, 2000        2001          2000
                         ------------  ------------  ------------  -------------
                         (Unaudited)                 (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $    484,075  $  1,903,077  $  1,665,616  $   3,796,177
 Dividends reinvested...      839,297     1,326,454     1,741,528      3,922,634
 Cost of shares
  redeemed..............   (1,457,029)   (5,628,488)   (2,564,344)   (11,015,747)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class A Share
  transactions.......... $   (133,657) $ (2,398,957) $    842,800  $  (3,296,936)
                         ============  ============  ============  =============
Class B Shares:
 Proceeds from shares
  issued................ $    903,895  $  2,713,746  $  2,020,166  $   4,570,935
 Dividends reinvested...      876,171     1,290,566     1,832,319      3,810,492
 Cost of shares
  redeemed..............   (1,942,241)   (5,611,315)   (2,230,995)    (8,687,642)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class B Share
  transactions.......... $   (162,175) $ (1,607,003) $  1,621,490  $    (306,215)
                         ============  ============  ============  =============
Class C Shares:
 Proceeds from shares
  issued................ $      1,000  $         --  $      6,000  $          --
 Dividends reinvested...            1            --             1             --
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class C Share
  transactions.......... $      1,001  $         --  $      6,001  $          --
                         ============  ============  ============  =============
Trust Shares:
 Proceeds from shares
  issued................ $  7,773,096  $ 13,895,596  $ 56,825,063  $  67,796,289
 Dividends reinvested...    4,574,877     6,135,704     8,348,920     15,989,751
 Cost of shares
  redeemed..............  (12,309,995)  (34,757,351)  (25,785,944)  (109,009,908)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Trust Share
  transactions.......... $     37,978  $(14,726,051) $ 39,388,039  $ (25,223,868)
                         ============  ============  ============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................       38,932       141,345        92,897        206,989
 Reinvested.............       66,786        98,920        99,525        212,641
 Redeemed...............     (115,830)     (425,151)     (144,805)      (611,504)
                         ------------  ------------  ------------  -------------
 Change in Class A
  Shares................      (10,112)     (184,886)       47,617       (191,874)
                         ============  ============  ============  =============
Class B Shares:
 Issued.................       73,361       205,960       114,234        253,546
 Reinvested.............       70,300        96,734       105,588        207,579
 Redeemed...............     (154,295)     (430,139)     (125,262)      (485,126)
                         ------------  ------------  ------------  -------------
 Change in Class B
  Shares................      (10,634)     (127,445)       94,560        (24,001)
                         ============  ============  ============  =============
Class C Shares:
 Issued.................           79            --           344             --
                         ------------  ------------  ------------  -------------
 Change in Class C
  Shares................           79            --           344             --
                         ============  ============  ============  =============
Trust Shares:
 Issued.................      620,045     1,050,184     3,193,433      3,741,943
 Reinvested.............      365,194       458,756       476,176        865,221
 Redeemed...............     (988,568)   (2,643,004)   (1,446,895)    (5,988,503)
                         ------------  ------------  ------------  -------------
 Change in Trust
  Shares................       (3,329)   (1,134,064)    2,222,714     (1,381,339)
                         ============  ============  ============  =============

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                         Large Company Growth Fund   Small Company Growth Fund
                         --------------------------  ---------------------------
                         For the Six     For the     For the Six      For the
                         Months Ended   Year Ended   Months Ended   Year Ended
                          March 31,     September     March 31,    September 30,
                             2001        30, 2000        2001          2000
                         ------------  ------------  ------------  -------------
                         (Unaudited)                 (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $  1,641,431  $  6,898,484  $  1,080,710  $ 235,457,079
 Dividends reinvested...      891,616       375,769     3,212,892      1,662,844
 Cost of shares
  redeemed..............   (1,368,000)   (1,407,435)  (11,837,091)  (227,841,945)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class A Share
  transactions.......... $  1,165,047  $  5,866,818  $ (7,543,489) $   9,277,978
                         ============  ============  ============  =============
Class B Shares:
 Proceeds from shares
  issued................ $  3,326,642  $ 13,606,737  $  1,458,418  $   5,666,254
 Dividends reinvested...    1,890,484       832,156     3,958,394      1,380,650
 Cost of shares
  redeemed..............   (1,728,958)   (2,372,972)     (984,392)    (1,782,416)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class B Share
  transactions.......... $  3,488,168  $ 12,065,921  $  4,432,420  $   5,264,488
                         ============  ============  ============  =============
Class C Shares:
 Proceeds from shares
  issued................ $      6,000  $         --  $      1,000  $          --
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Class C Share
  transactions.......... $      6,000  $         --  $      1,000  $          --
                         ============  ============  ============  =============
Trust Shares:
 Proceeds from shares
  issued................ $ 77,252,199  $ 59,543,017  $ 61,191,677  $ 110,824,560
 Dividends reinvested...    1,833,851        26,883    25,153,370      7,205,297
 Cost of shares
  redeemed..............  (11,745,757)  (25,408,213)  (32,728,568)   (70,957,761)
                         ------------  ------------  ------------  -------------
 Change in net assets
  from Trust Share
  transactions.......... $ 67,340,293  $ 34,161,687  $ 53,616,479  $  47,072,096
                         ============  ============  ============  =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      133,721       464,907        48,630      7,077,516
 Reinvested.............       71,046        27,671       149,506         57,103
 Redeemed...............     (122,725)      (95,212)     (357,301)    (6,759,660)
                         ------------  ------------  ------------  -------------
 Change in Class A
  Shares................       82,042       397,366      (159,165)       374,959
                         ============  ============  ============  =============
Class B Shares:
 Issued.................      276,422       940,217        66,345        166,927
 Reinvested.............      154,074        62,147       194,134         49,029
 Redeemed...............     (147,216)     (163,625)      (45,742)       (55,077)
                         ------------  ------------  ------------  -------------
 Change in Class B
  Shares................      283,280       838,739       214,737        160,879
                         ============  ============  ============  =============
Class C Shares:
 Issued.................          614            --            53             --
                         ------------  ------------  ------------  -------------
 Change in Class C
  Shares................          614            --            53             --
                         ============  ============  ============  =============
Trust Shares:
 Issued.................    6,789,308     3,968,598     2,780,812      3,072,107
 Reinvested.............      145,198         1,974     1,142,816        243,752
 Redeemed...............     (927,188)   (1,723,246)   (1,513,943)    (1,929,709)
                         ------------  ------------  ------------  -------------
 Change in Trust
  Shares................    6,007,318     2,247,326     2,409,685      1,386,150
                         ============  ============  ============  =============

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                                                          Capital Manager
                         International Equity Fund    Conservative Growth Fund
                         --------------------------  --------------------------
                         For the Six   For the Year  For the Six     For the
                         Months Ended     Ended      Months Ended  Year Ended
                          March 31,     September     March 31,   September 30,
                             2001        30, 2000        2001         2000
                         ------------  ------------  ------------ -------------
                         (Unaudited)                 (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................ $  2,246,808  $  1,216,213    $ 63,950    $    21,322
 Dividends reinvested...      410,352        98,756      22,845         24,360
 Cost of shares
  redeemed..............   (2,245,649)     (437,820)     (3,912)      (294,210)
                         ------------  ------------    --------    -----------
 Change in net assets
  from Class A Share
  transactions.......... $    411,511  $    877,149    $ 82,883    $  (248,528)
                         ============  ============    ========    ===========
Class B Shares:
 Proceeds from shares
  issued................ $    481,433  $  1,899,812    $591,959    $    32,292
 Dividends reinvested...      656,771       122,074      16,706          6,226
 Cost of shares
  redeemed..............     (329,937)     (318,031)    (67,743)        (1,750)
                         ------------  ------------    --------    -----------
 Change in net assets
  from Class B Share
  transactions.......... $    808,267  $  1,703,855    $540,922    $    36,768
                         ============  ============    ========    ===========
Class C Shares:
 Proceeds from shares
  issued................ $      1,000  $         --    $  1,000    $        --
 Dividends reinvested...           --            --          --             --
 Cost of shares
  redeemed..............           --            --          --             --
                         ------------  ------------    --------    -----------
 Change in net assets
  from Class C Share
  transactions.......... $      1,000  $         --    $  1,000    $        --
                         ============  ============    ========    ===========
Trust Shares:
 Proceeds from shares
  issued................ $ 88,512,451  $ 65,828,382    $355,567    $ 5,104,980
 Dividends reinvested...    6,512,324     1,323,102     595,391        538,750
 Cost of shares
  redeemed..............  (62,866,947)  (43,808,257)   (503,462)    (7,367,476)
                         ------------  ------------    --------    -----------
 Change in net assets
  from Trust Share
  transactions.......... $ 32,157,828  $ 23,343,227    $447,496    $(1,723,746)
                         ============  ============    ========    ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................      251,711        86,879       6,438          1,982
 Reinvested.............       41,035         7,261       2,265          2,300
 Redeemed...............     (249,620)      (32,150)       (394)       (28,135)
                         ------------  ------------    --------    -----------
 Change in Class A
  Shares................       43,126        61,990       8,309        (23,853)
                         ============  ============    ========    ===========
Class B Shares:
 Issued.................       44,665       137,165      60,777          3,036
 Reinvested.............       67,361         9,096       1,662            587
 Redeemed...............      (31,403)      (23,524)     (7,236)          (166)
                         ------------  ------------    --------    -----------
 Change in Class B
  Shares................       80,623       122,737      55,203          3,457
                         ============  ============    ========    ===========
Class C Shares:
 Issued.................          100            --         100             --
                         ------------  ------------    --------    -----------
 Change in Class C
  Shares................          100            --         100             --
                         ============  ============    ========    ===========
Trust Shares:
 Issued.................    8,656,896     4,819,198      36,355        475,719
 Reinvested.............      643,511        96,577      58,700         50,611
 Redeemed...............   (6,056,902)   (3,204,244)    (50,244)      (691,303)
                         ------------  ------------    --------    -----------
 Change in Trust
  Shares................    3,243,505     1,711,531      44,811       (164,973)
                         ============  ============    ========    ===========

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                               Capital Manager
                               Moderate Growth            Capital Manager
                                     Fund                   Growth Fund
                          -------------------------- --------------------------
                          For the Six     For the    For the Six     For the
                          Months Ended  Year Ended   Months Ended  Year Ended
                           March 31,   September 30,  March 31,   September 30,
                              2001         2000          2001         2000
                          ------------ ------------- ------------ -------------
                          (Unaudited)                (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued.................  $  768,153   $   562,131   $  816,151   $  816,433
 Dividends reinvested....     108,973        67,445      146,075       64,353
 Cost of shares
  redeemed...............    (113,982)   (1,033,323)    (153,324)    (355,693)
                           ----------   -----------   ----------   ----------
 Change in net assets
  from Class A Share
  transactions...........  $  763,144   $  (403,747)  $  808,902   $  525,093
                           ==========   ===========   ==========   ==========
Class B Shares:
 Proceeds from shares
  issued.................  $  767,476   $   434,771   $1,936,763   $1,848,603
 Dividends reinvested....      48,589        12,556      188,153       24,785
 Cost of shares
  redeemed...............      (9,200)     (113,713)    (324,212)     (73,030)
                           ----------   -----------   ----------   ----------
 Change in net assets
  from Class B Share
  transactions...........  $  806,865   $   333,614   $1,800,704   $1,800,358
                           ==========   ===========   ==========   ==========
Class C Shares:
 Proceeds from shares
  issued.................  $  200,408   $        --   $    1,000   $       --
                           ----------   -----------   ----------   ----------
 Change in net assets
  from Class C Share
  transactions...........  $  200,408   $        --   $    1,000   $       --
                           ==========   ===========   ==========   ==========
Trust Shares:
 Proceeds from shares
  issued.................  $1,242,708   $ 2,150,419   $1,452,757   $1,008,243
 Dividends reinvested....     315,888       207,373       69,111       29,032
 Cost of shares
  redeemed...............    (214,215)   (2,045,832)    (115,254)    (518,754)
                           ----------   -----------   ----------   ----------
 Change in net assets
  from Trust Share
  transactions...........  $1,344,381   $   311,960   $1,406,614   $  518,521
                           ==========   ===========   ==========   ==========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................      78,016        50,944       80,005       70,902
 Reinvested..............      10,595         6,072       13,952        5,629
 Redeemed................     (11,138)      (93,407)     (15,000)     (30,576)
                           ----------   -----------   ----------   ----------
 Change in Class A
  Shares.................      77,473       (36,391)      78,957       45,955
                           ==========   ===========   ==========   ==========
Class B Shares:
 Issued..................      77,014        38,798      191,865      160,196
 Reinvested..............       4,757         1,129       18,056        2,149
 Redeemed................        (938)      (10,095)     (34,466)      (6,271)
                           ----------   -----------   ----------   ----------
 Change in Class B
  Shares.................      80,833        29,832      175,455      156,074
                           ==========   ===========   ==========   ==========
Class C Shares:
 Issued..................      19,979            --           96           --
                           ----------   -----------   ----------   ----------
 Change in Class C
  Shares.................      19,979            --           96           --
                           ==========   ===========   ==========   ==========
Trust Shares:
 Issued..................     124,102       193,960      139,597       87,020
 Reinvested..............      30,671        18,613        6,587        2,527
 Redeemed................     (21,272)     (184,968)     (11,225)     (44,055)
                           ----------   -----------   ----------   ----------
 Change in Trust Shares..     133,501        27,605      134,959       45,492
                           ==========   ===========   ==========   ==========

                                   Continued

BB&T FUNDS

                                 March 31, 2001
                                  (Unaudited)

                                                                 Capital Manager
                                                                   Aggressive
                                                                   Growth Fund
                                                                 ---------------
                                                                   For the Six
                                                                  Months Ended
                                                                    March 31,
                                                                     2001(a)
                                                                 ---------------
                                                                   (Unaudited)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued....................................   $     1,100
                                                                   -----------
 Change in net assets from Class A Share transactions...........   $     1,100
                                                                   ===========
Class B Shares:
 Proceeds from shares issued....................................   $     1,000
                                                                   -----------
 Change in net assets from Class B Share transactions...........   $     1,000
                                                                   ===========
Class C Shares:
 Proceeds from shares issued....................................   $     1,000
                                                                   -----------
 Change in net assets from Class C Share transactions...........   $     1,000
                                                                   ===========
Trust Shares:
 Proceeds from shares issued....................................   $15,001,001
                                                                   -----------
 Change in net assets from Trust Share transactions.............   $15,001,001
                                                                   ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.........................................................           110
                                                                   -----------
 Change in Class A Shares.......................................           110
                                                                   ===========
Class B Shares:
 Issued.........................................................           100
                                                                   -----------
 Change in Class B Shares.......................................           100
                                                                   ===========
Class C Shares:
 Issued.........................................................           100
                                                                   -----------
 Change in Class C Shares.......................................           100
                                                                   ===========
Trust Shares:
 Issued.........................................................     1,500,100
                                                                   -----------
 Change in Trust Shares.........................................     1,500,100
                                                                   ===========

(a) For the period from March 19, 2001 (commencement of operations) through March 31, 2001.

            [LOGO OF BB&T FUNDS]

              Semi-Annual Report
                 To Shareholders



              INVESTMENT ADVISER
       BB&T Asset Management LLC
    434 Fayetteville Street Mall
               Raleigh, NC 27601


                     DISTRIBUTOR
             BISYS Fund Services
               3435 Stelzer Road
              Columbus, OH 43219


                   LEGAL COUNSEL
                    Ropes & Gray
             1301 K Street, N.W.
                    Suite 800 E.
          Washington D. C. 20005


                  TRANSFER AGENT
             BISYS Fund Services
               3435 Stelzer Road
              Columbus, OH 43219


                        AUDITORS
                        KPMG LLP
Two Nationwide Plaza, Suite 1600
              Columbus, OH 43215


--------------------------------


                  March 31, 2001                                05/01